                UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	85	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

431 North Pennsylvania Street

Indianapolis, Indiana 46204

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(317) 917-7000

Anthony J. Ghoston

President

431 North Pennsylvania Street

Indianapolis, Indiana 46204

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.
Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☒ immediately upon filing pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Becker Value Equity Fund

Becker Small Cap Value Equity Fund

PROSPECTUS

February 28, ~~2006~~2007

1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

(800) 551-3998

www.beckervaluefunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Page

BECKER VALUE EQUITY FUND	2
RISK/RETURN SUMMARY	2
HOW HAS THE FUND PERFORMED IN THE PAST?	4
BECKER SMALL CAP VALUE EQUITY FUND	6
RISK/RETURN SUMMARY	6
HOW HAS THE FUND PERFORMED IN THE PAST?	8
FEES AND EXPENSES OF INVESTING IN THE FUNDS	10
HOW TO BUY SHARES	~~10~~11
HOW TO REDEEM SHARES	13
DETERMINATION OF NET ASSET VALUE	15
DIVIDENDS, DISTRIBUTIONS AND TAXES	15
MANAGEMENT OF THE FUNDS	17
FINANCIAL HIGHLIGHTS	~~19~~20
PRIVACY POLICY	~~21~~22
FOR MORE INFORMATION	BACK COVER

BECKER VALUE EQUITY FUND

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Becker Value Equity Fund (the “Fund”) is long-term capital appreciation.

Principal Strategies

The Fund invests primarily in common and preferred stock of large ~~or~~and medium-sized companies whose market prices do not reflect ~~the true value of the companies in the opinion of~~their true values as determined by the Fund’s advisor, Becker Capital Management, Inc. The advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The advisor seeks to buy good companies that are attractively priced. The advisor typically invests in companies with sound fundamentals that are undervalued and trade at low price-to-earnings (“P/E”) ratios, yet the advisor does not invest exclusively in companies with low P/E ratios. When opportunities exist, the advisor will complement these companies with fundamentally sound, normally higher P/E stocks that are temporarily trading at attractive prices.

The advisor intends that the Fund will invest primarily in common and preferred stocks of U.S. companies that are undervalued in the advisor’s judgment. Companies may be undervalued due to market or economic conditions, unfavorable developments affecting the company, temporary earnings declines, or other factors. The advisor believes indicators of value can include strong cash flow, excellent market position, competitive advantage, favorable prospects for growth, quality management, and a low risk profile. The advisor also prefers significant management ownership of, or recent management investment in, a company since these factors are often indicative of management’s belief that the company has strong potential value. These indicators of value may produce buying opportunities at attractive prices compared to historical or market P/E ratios, book value, return on equity, or price/free cash flow. The advisor believes that buying such securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market. The Fund will generally select stocks of companies with market capitalizations exceeding $1.5 billion. Although the Fund primarily will invest in large ~~or~~and medium-sized companies, outstanding small-cap companies will not be excluded because of size if they present opportunities for value.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. This investment policy may not be changed without at least 60 days prior written notice to shareholders. Equity securities in which the Fund may invest include common stock and common stock equivalents (such as rights, warrants and convertible securities), exchange-traded funds (“ETFs”), equity real estate investment trusts (“REITs”) and American Depository Receipts (“ADRs”). Equity REITs are securities that sell like stocks on the major exchanges and invest directly in real estate. The Fund may invest up to 15% of its assets in ADRs, which are receipts that are issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. The Fund may invest up to 20% of its net assets in convertible stocks, preferred stocks, money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements, and other cash equivalents. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities only for the long-term. As a result, the advisor believes the Fund will have a low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the advisor believes the company no longer represents a good value investment, there is a management change, the company’s prospects have diminished, or when better investment opportunities are presented.

Principal Risks of Investing in the Fund

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The advisor’s value-oriented approach may fail to produce the intended results. If the advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Small and Mid-Cap Risk. Stocks of small and mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall. Additionally, the price of an ETF has a similar volatility as the stocks contained in the index it represents, which can affect the value of the Fund’s shares.

•

Real Estate Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•

Exchange-Traded Funds Risk. When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with a value investment strategy
•	Investors who can tolerate the risks associated with common stock investments

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, ETFs that do not invest primarily in equity securities, money market instruments, securities of other no-load mutual funds or repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. ~~If the Fund invests in ETFs or shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees.~~ As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and performance table below show the variability of the Fund’s returns which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns since the inception of the Fund. The performance table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

Year-by-Year Annual Total Return

(for the ~~year~~years ended December 31st)

During the period shown, the highest return for a quarter was 10.66% (quarter ending December 31, 2004); and the lowest return was -~~3.53~~3.55% (quarter ending September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS

FOR THE ~~YEARS~~PERIODS ENDED DECEMBER 31, ~~2005~~2006

Becker Value Equity Fund	1 Year	Since Inception (November 3, 2003)
Return Before Taxes	~~9.24~~15.78%	~~14.74~~15.07%
Return After Taxes on Distributions[1]	~~8.09~~14.87%	~~14.07~~14.32%
Return After Taxes on Distributions and Sale of Fund Shares	~~6.53~~10.94%	~~12.39~~12.77%
S&P 500 (reflects no deductions for fees, expenses and taxes) [2]	~~4.92~~15.79%	~~9.84~~11.95%

1               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is representative of a broader market and range of securities than is found in the Fund’s portfolio.

BECKER SMALL CAP VALUE EQUITY FUND

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Becker Small Cap Value Equity Fund (the “Fund”) is long-term capital appreciation.

Principal Strategies

The Fund invests primarily in common and preferred stock of small-cap companies whose market prices do not reflect ~~the true value of the companies in the opinion of~~their true values as determined by the Fund’s advisor, Becker Capital Management, Inc. The advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The advisor seeks to buy good companies that are attractively priced. The advisor typically invests in companies with sound fundamentals that are undervalued and trade at low price-to-earnings (“P/E”) ratios, yet the advisor does not invest exclusively in companies with low P/E ratios. When opportunities exist, the advisor will complement these companies with fundamentally sound, normally higher P/E stocks that are temporarily trading at attractive prices.

The advisor intends that the Fund will invest primarily in common and preferred stocks of U.S. companies that are undervalued in the advisor’s judgment. Companies may be undervalued due to market or economic conditions, unfavorable developments affecting the company, temporary earnings declines, or other factors. The advisor believes indicators of value can include strong cash flow, excellent market position, competitive advantage, favorable prospects for growth, quality management, and a low risk profile. The advisor also prefers significant management ownership of, or recent management investment in, a company since these factors are often indicative of management’s belief that the company has strong potential value. These indicators of value may produce buying opportunities at attractive prices compared to historical or market P/E ratios, book value, return on equity, or price/free cash flow. The advisor believes that buying such securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market. The Fund will generally select stocks of companies with market capitalizations that do not exceed $2.0 billion. Although the Fund primarily will invest in small-cap companies, outstanding large or medium-sized companies will not be excluded because of size if they present opportunities for value. The Fund may continue to hold the stocks of companies that were considered small-cap at the time of purchase but later increase in size to become mid- or large-cap companies.

Under normal circumstances, the Fund will invest at least 80% of its assets in small-cap equity securities. This investment policy may not be changed without at least 60 days prior written notice to shareholders. Equity securities in which the Fund may invest include common stock and common stock equivalents (such as rights, warrants and convertible securities), exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), American Depository Receipts (“ADRs”). REITs are securities that sell like stocks on the major exchanges and invest in real estate directly, either through properties or mortgages. The Fund may invest up to 5% of its assets in ADRs, which are receipts that are issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. The Fund may also invest up to 20% of its net assets in convertible stocks, preferred stocks, money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements, and cash and other cash equivalents. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities only for the long-term. As a result, the advisor believes the Fund will have a low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the advisor believes the company no longer represents a good value investment, there is a management change, the company’s prospects have diminished, or when better investment opportunities are presented.

Principal Risks of Investing in the Fund

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The advisor’s value-oriented approach may fail to produce the intended results. If the advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Small-Cap Risk. Stocks of small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small-cap stocks may be significantly more volatile than larger-cap stocks. Small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall. Additionally, the price of an ETF has a similar volatility as the stocks contained in the index it represents, which can affect the value of the Fund’s shares.

•

Real Estate Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•

Exchange-Traded Funds Risk. When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with a value investment strategy
•	Investors who can tolerate the risks associated with common stock investments

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, ETFs that do not invest primarily in equity securities, money market instruments, securities of other no-load mutual funds or repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. ~~If the Fund invests in ETFs or shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees.~~ As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and performance table below show the variability of the Fund’s returns which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns since the inception of the Fund. The performance table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

Year-by-Year Annual Total Return

(for the ~~year~~years ended December 31st)

During the period shown, the highest return for a quarter was ~~3.73~~14.23% (quarter ending December 31, ~~2004~~2006); and the lowest return was -~~3.70~~7.48% (quarter ending ~~March 31, 2005~~June 30, 2006).

AVERAGE ANNUAL TOTAL RETURNS

FOR THE ~~YEAR~~PERIODS ENDED DECEMBER 31, ~~2005~~2006

Becker Small Cap Value Equity Fund	1 Year	Since Inception (January 3, 2005)
Return Before Taxes	~~2.90~~16.16%	9.36%
Return After Taxes on Distributions[1]	~~2.11~~13.85%	7.84%
Return After Taxes on Distributions and Sale of Fund Shares	~~2.02~~10.00%	7.24%
Indexes (reflects no deductions for fees, expenses and taxes)
Russell 2000 Index[2]	~~4.55~~18.27%	11.28%
Russell 2000 Value Index[2]	~~4.71~~23.48%	13.75%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Russell 2000 Index consists of the 2000 smallest companies of the Russell 3000 Index. The Russell 2000 Value Index consists of those companies in the Russell 2000 Index with lower price to book values and lower forecasted growth. Each of these indexes is unmanaged, and the performance of each does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES OF INVESTING IN THE FUNDS

The tables describe the fees and expenses that you would pay if you buy and hold shares of a Fund.

Shareholder Fees(fees paid directly from your investment)	Value Equity Fund	Small Cap Value Equity Fund
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Redemption Fee[1,2]	1.00%	1.00%
Exchange Fee	NONE	NONE
Annual Fund Operating Expenses(expenses that are deducted from Fund assets)	Value Equity Fund	Small Cap Value Equity Fund
Management Fee	1.00%[3]	1.20%
Distribution and/or Service (12b-1) Fees	NONE	NONE
Other Expenses	~~0.53%9.25~~0.43%	4.16%
Fees and Expenses of Acquired Funds[4]	0.10%	0.03%
Total Annual Fund Operating Expenses[4]	1.53%	~~10.45~~5.39%
Fee Waiver~~[4]~~[5]	(~~0.53~~0.43%)	(~~9.25~~4.16%)
Net Expenses[5]	~~1.00~~1.10%	~~1.20~~1.23%

1 The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, each Fund charges a 1.00% redemption fee on shares redeemed within 30 calendar days after they are purchased. The Funds may waive this fee for mandatory retirement plans, for systematic withdrawal plans and in certain other circumstances.

[2]	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

[3]	Effective as of February 28, 2006, the Value Equity Fund’s management fee was reduced from 1.20% to 1.00%.

4 Fees and Expenses of Acquired Funds represent the pro rata expense indirectly incurred by a Fund as a result of investing in money market funds or other investment companies that have their own expenses. Acquired Fund Fees and Expenses are not used to calculate a Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.43% for the Value Equity Fund and 5.36% for the Small Cap Value Equity Fund.

5 The advisor contractually has agreed to ~~waive~~reduce its management fee and/or ~~reimburse~~pay certain operating expenses of a Fund so that ~~Total Annual Fund Operating~~Net Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes ~~and~~, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.00% and 1.20% of the average daily net assets of the Value Equity Fund and Small Cap Value Equity Fund, respectively, through ~~October 31, 2006.~~February 29, 2008. The advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years, providing that the repayment can be made without exceeding the applicable expense limitation.

6Net Expenses of the Value Equity Fund are calculated as 1.10% of its average daily net assets based on the advisor’s agreement to cap certain operating expenses at 1.00%, plus Fees and Expenses of Acquired Funds of 0.10%. Net Expenses of the Small Cap Value Equity Fund are calculated as 1.23% of its average daily net assets based on the advisor’s agreement to cap certain operating expenses at 1.20%, plus Fees and Expenses of Acquired Funds of 0.03%.

Example:

Based on the costs above, this example helps you compare the expenses of each Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Value Equity Fund	1 year	3 years	5 years	10 years
$102	$~~474~~431	$~~870~~784	$~~1,980~~1,778

Small Cap Value Equity Fund	1 year	3 years	5 years	10 years
$122	$~~2,175~~1,237	$~~4,010~~2,343	$~~7,791~~5,070

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in each Fund is $2,500 and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amounts) made payable to the appropriate Fund~~;~~.

Mail the completed application and check to:

U.S. Mail:	Becker ~~Value Equity Fund or~~ Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:Becker ~~Value Equity Fund or Becker Small Cap Value Equity Fund Becker Small Cap Value Equity Fund~~Funds

c/o Unified Fund Services, Inc

431 North Pennsylvania Street

Indianapolis, Indiana 46204

By Wire - You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 1-800-551-3998 to obtain instruction on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, their custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the appropriate Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by a Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Funds at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

-your name
-the name of your account(s)
-your account number(s)
-a check made payable to your fund

Checks should be sent to the appropriate Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since the Funds are oriented to longer-term investments,~~Shares of the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Funds from the IRA unless you pay the fees directly to the IRA custodian. Call the Funds’ transfer agent about the IRA custodial fees.

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Becker ~~Value Equity Fund or~~ Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:Becker ~~Value Equity Fund or Becker Small Cap Value Equity Fund Becker Small Cap Value Equity Fund~~Funds

c/o Unified Fund Services, Inc

431 North Pennsylvania Street

Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at 1-800-551-3998 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in a Fund by calling Shareholder Services at 1-800-551-3998. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at 1-800-551-3998. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

Fund Policy on Market Timing. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. A 1.00% fee will be assessed against investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds’ advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed by a Fund to be “market-timers.”

While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the applicable Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Funds receive your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor pursuant to guidelines established by the Board of Trustees. Good faith pricing also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders, or that a Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. ~~The Funds~~Each Fund typically ~~distribute~~distributes as dividends to its shareholders substantially all net investment income ~~in the form of dividends~~ and any ~~net~~ realized net capital gains ~~to their shareholders~~. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. Each Fund expects that its distributions will consist primarily of net realized capital gains.

Taxes. ~~Investment~~Net investment income distributed by the Funds generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income~~, except as discussed in the table below. Dividends normally will be distributed by each Fund on an annual basis~~.

Each Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when ~~the Funds sell their~~a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long a Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at ~~lower~~ long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of that Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Funds’ shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 ~~(~~and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “~~2003~~ Tax ~~Act~~Acts”).

Type of Transaction                                                           Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned                                                       Gains are taxed at the same rate as ordinary income;

for one year or less	losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, ~~2008.~~2010.

Under the ~~2003~~ Tax ~~Act~~Acts, effective for taxable years after December 31, 2002 through December 31, ~~2008,~~2010, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from ~~a~~the Fund’s investments in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, ~~the relevant Fund~~we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUNDS

Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204, www.beckercap.com, serves as investment advisor to the Funds. Becker has been providing portfolio management services since 1976 when Patrick E. Becker, Sr. founded P.E. Becker Inc., the predecessor firm to the advisor. The advisor utilizes a value-oriented investment style to provide equity and fixed income portfolio management to a select group of private wealth clients and institutional clients. As of December 31, ~~2005,~~2006, Becker managed over $~~2.4~~2.2 billion in assets. The advisor is 100% employee-owned.

Effective as of February 28, 2006, the advisor is entitled to receive an annual fee equal to 1.00% and 1.20% of the average daily net assets of ~~each of~~ the Value Equity Fund and Small Cap Value Equity Fund, respectively. The advisor contractually has agreed to waive its fee and reimburse ~~each Fund’s expenses so that the Fund’s total~~certain operating expenses of each Fund so that net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes ~~and~~, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.00% and 1.20% of the average daily net assets each of the Value Equity Fund and Small Cap Value Equity Fund, respectively, ~~for the fiscal year ending October 31, 2006.~~through February 29, 2008. During the fiscal year ended October 31, ~~2005, the advisor earned an annual~~2006, the advisor was entitled to receive a fee equal to 1.00% of the average daily net assets (although the adviser actually received 0.63% after waiver and reimbursement) of the Value Equity Fund and a fee equal to 1.20% of the average daily net assets ~~each of the Value Equity Fund and~~(although the adviser actually received 0% after waiver and reimbursement) of the Small Cap Value Equity Fund~~, respectively~~.

A discussion of the factors that the Board of Trustees considered in approving the Funds’ management agreements is contained in the Funds’ annual ~~or semi-annual report, as applicable.~~report for the fiscal year ended October 31, 2006.

Portfolio Managers

The advisor’s equity investment team will be responsible for making investment recommendations for the Funds. The advisor’s portfolio managers, analysts, and traders have an average of more than 23 years industry experience, including more than 13 years with the advisor. ~~The advisor has previously provided investment subadvisory services to two other mutual funds using a value-oriented investment strategy.~~

Patrick E. Becker serves as the advisor’s Chief Investment Officer. Mr. Becker has ultimate decision-making authority over all investment recommendations by the advisor’s equity team. Prior to founding Becker Capital Management, Inc., Mr. Becker was an account executive for approximately 10 years at Dean Witter and Company. Mr. Becker has over ~~35~~36 years experience as an investment professional and he guides the growth, development, and overall investment philosophy of the advisor. He received a bachelor’s degree from the University of Portland. He is jointly responsible for the management of both Funds.

Robert Schaeffer serves as a Vice President and Portfolio Manager for the advisor and has ~~31~~over 32 years experience as an investment professional. He has primary responsibility for the day-to-day investment of the Value Equity Fund’s portfolio. Mr. Schaeffer joined the advisor in 1984 from the First Interstate Bank of Oregon, where he headed the Endowment and Charitable Funds Management Group and managed equity portfolios for private and institutional clients. He received a bachelor’s degree from Willamette University.

Thierry Wuilloud, CFA, serves as a Vice President and Portfolio Manager for the advisor and has 17 years experience as an investment professional. He has primary responsibility for the day-to-day investment of the Small Cap Value Equity Fund’s portfolio. Mr. Wuilloud joined the advisor in 1994 from Frank Russell Company, where he was a senior analyst in the consulting group. Prior to that time, Mr. Wuilloud was an associate in the investment banking group at Lehman Brothers. He received a master’s degree in Economics from the University of Bern and an MBA from Carnegie Mellon University. Mr. Wuilloud obtained his Chartered Financial Analyst designation in 1997.

Blake Howells, CFA, serves as a Vice President for the advisor and has also served as Director of Equity Research since 2005. Mr. Howells has ~~20~~over 21 years experience as an investment professional. He joined the advisor in 1998 from his position as a Vice President with U.S. Bancorp’s national accounts division, where he analyzed and originated senior debt transactions. He assists with the day-to-day management of the Small Cap Fund. He received a bachelor’s degree from the University of Oregon. Mr. Howells obtained his Chartered Financial Analyst designation in 2001.

Michael A. McGarr, CFA, joined Becker in 1985 and is currently a Vice President, Senior Equity Research Analyst. He assists with the day-to-day management of the Value Equity Fund. Prior to joining the advisor, Mr. McGarr was an equity analyst with Qualivest Capital Management, the investment subsidiary of U.S. Bancorp. Mr. McGarr spent a total of six years at US Bancorp, where he also gained experience as an auditor and a government bond trader. Mr. McGarr received a B.A. from Williams College and an M.B.A. from University of Virginia’s Darden Graduate School of Business Administration.

The Funds’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

FINANCIAL HIGHLIGHTS

The following ~~table is~~tables are intended to help you better understand the financial performance of ~~the Value Equity~~each Fund since its inception. Certain information reflects financial results for a single Fund share ~~of the Value Equity Fund~~. Total return represents the rate you would have earned (or lost) on an investment in ~~the Value Equity~~each Fund, assuming reinvestment of all dividends and distributions. The information for the period November 3, 2003 (commencement of operations) through October 31, 2004, and the fiscal ~~year~~years ending October 31, 2005 and 2006 for the Value Equity Fund, as well as for the period January 3, 2005 (commencement of operations) through October 31, 2005 and 2006 for the Small Cap Value Equity Fund, has been audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report, along with ~~the Funds’~~each Fund’s financial statements, ~~are~~is included in the Funds’ annual report to shareholders. The annual report is available from the Funds upon request without charge.

~~Becker Value Equity Fund~~
~~(For a share outstanding throughout the period)~~
	~~Period Ended~~	~~Period ended~~
	~~October~~	~~October~~
	~~31, 2005~~	~~31, 2004 (a)~~

~~Selected Per Share Data~~
~~Net asset value, beginning of period~~	~~$ 11.09~~	~~$ 10.00~~
~~Income from investment operations:~~
~~Net investment income~~	~~0.09~~	~~0.01~~
~~Net realized and unrealized gain~~	~~1.49~~	~~1.08~~
~~Total from investment operations~~	~~1.58~~	~~1.09~~
~~Less Distributions to Shareholders~~
~~From net investment income~~	~~(0.04)~~ 	~~-~~
~~From net realized gain~~	~~(0.04)~~ 	~~-~~
~~Total Distributions~~	~~(0.08)~~ 	~~-~~

~~Net asset value, end of period~~	~~$ 12.59~~	~~$ 11.09~~

~~Total Return (b)~~	~~14.24%~~	~~10.90%~~	~~(c)~~

~~Ratios and Supplemental Data~~
~~Net assets, end of period (000)~~	~~$ 34,871~~	~~$ 20,187~~
~~Ratio of expenses to average net assets~~	~~1.00%~~	~~1.20%~~ 	~~(d)~~
~~Ratio of expenses to average net assets~~
~~before waiver & reimbursement~~	~~1.73%~~	~~2.83%~~ 	~~(d)~~
~~Ratio of net investment income to average net assets~~	~~0.75%~~	~~0.14%~~	~~(d)~~
~~Ratio of net investment income to average net assets before waiver & reimbursement~~	~~0.02%~~	~~(1.49)%~~	~~(d)~~
~~Portfolio turnover rate~~	~~35.46%~~	~~26.08%~~

~~(a) For the period November 3, 2003 (commencement of operations) to October 31, 2004~~

~~(b)Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.~~

~~(c) Not annualized.~~

~~(d) Annualized.~~

~~Becker Small Cap Value Equity Fund~~

~~(For a share outstanding throughout the period)~~
~~Period Ended~~
~~October 31, 2005 (a)~~

~~Selected Per Share Data~~
~~Net asset value, beginning of period~~	~~$ 10.00~~
~~Income from investment operations:~~
~~Net investment income~~	~~0.01~~
~~Net realized and unrealized gain (loss)~~	~~(0.21)~~
~~Total from investment operations~~	~~(0.20)~~

~~Net asset value, end of period~~	~~$ 9.80~~

~~Total Return (b)~~	~~-2.00%~~	~~(c)~~

~~Ratios and Supplemental Data~~
~~Net assets, end of period (000)~~	~~$ 2,321~~
~~Ratio of expenses to average net assets~~	~~1.20%~~	~~(d)~~
~~Ratio of expenses to average net assets~~
~~before waiver & reimbursement~~	~~10.45%~~	~~(d)~~
~~Ratio of net investment income to average net assets~~	~~0.16%~~	~~(d)~~
~~Ratio of net investment income to average net assets before waiver & reimbursement~~	~~(9.09)%~~	~~(d)~~
~~Portfolio turnover rate~~	~~55.28%~~

~~(a) For the period January 3, 2005 (Commencement of Operations) to October 31, 2005~~

~~(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.~~

~~(c) Not annualized.~~

~~(d) Annualized.~~

Becker Value Funds
Financial Highlights
(For a share outstanding throughout the period)

	Becker Small Cap Value Equity Fund

	Year ended	Period ended
	October 31, 2006	October 31, 2005	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 9.80	$ 10.00
Income from investment operations:
Net investment income	0.02	0.01
Net realized and unrealized gains (losses)	1.35	(0.21)
Total income (loss) from investment operations	1.37	(0.20)

Less distributions:
From net investment income	(0.03)
From net realized gain	(0.20)	-
Total distributions	(0.23)	-

Paid in capital from redemption fees (b)	-	-

Net asset value, end of period	$ 10.94	$ 9.80

Total Return (c)	14.19%	-2.00%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$3,920	$2,321
Ratio of expenses to average net assets	1.20%	1.20%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	5.36%	10.45%	(e)
Ratio of net investment income to
average net assets	0.13%	0.16%	(e)
Ratio of net investment income to
average net assets before waiver & reimbursement	(4.03)%	(9.09)%	(e)
Portfolio turnover rate	63.41%	55.28%

(a) For the period January 3, 2005 (Commencement of Operations) to October 31, 2005.

(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

Becker Value Funds
Financial Highlights
(For a share outstanding throughout the period)

	Becker Value Equity Fund

	Year Ended	Year ended	Period ended
	October	October	October
	31, 2006	31, 2005	31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$12.59	$11.09	$10.00
Income from investment operations:
Net investment income	0.14	0.09	0.01
Net realized and unrealized gain	2.05	1.49	1.08
Total from investment operations	2.19	1.58	1.09
Less Distributions to Shareholders:
From net investment income	(0.08)	(0.04)	-
From net realized gain	(0.50)	(0.04)	-
Total distributions	(0.58)	(0.08)	-

Paid in capital from redemption fees (b)	-	-	-

Net asset value, end of period	$14.20	$12.59	$11.09

Total Return (c)	17.91%	14.24%	10.90%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$51,439	$34,871	$20,187
Ratio of expenses to average net assets	1.00%	1.00%	1.20%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.43%	1.73%	2.83%	(e)
Ratio of net investment income to
average net assets	1.15%	0.75%	0.14%	(e)
Ratio of net investment income to
average net assets before waiver & reimbursement	0.72%	0.02%	(1.49)%	(e)
Portfolio turnover rate	30.47%	35.46%	26.08%

(a) For the period November 3, 2003 (Commencement of Operations) to October 31, 2004.

(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information a Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with a Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through the transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Trust or the Funds. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the ~~Fund~~Funds in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Funds’ potential investments, the Annual and Semi Annual Reports detail the Funds’ actual investments as of their report dates. The reports also may include a discussion by ~~Fund management~~the Funds’ adviser of recent market conditions, economic trends, and investment strategies that significantly affected ~~Fund~~the Funds’ performance during the reporting period.

Statement of Additional Information (SAI): The Statement of Additional Information (“SAI”) supplements the Prospectus and contains detailed information about ~~the~~each Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and~~, when available,~~ the ~~Fund’s~~Funds’ Annual and Semi Annual Reports, by contacting Shareholder Services at 1-800-551-3998. You may also request other information about the ~~Fund~~Funds and make shareholder inquiries. Alternatively, the Funds’ SAI and Annual and Semi Annual reports will also be made available, free of charge, at the Funds’ Internet site at www.beckervaluefunds.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

BECKER VALUE EQUITY FUND

BECKER SMALL CAP VALUE EQUITY FUND

STATEMENT OF ADDITIONAL INFORMATION

February 28, ~~2006~~2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Becker Value Funds’ Prospectus dated February 28, ~~2006.~~2007. This SAI incorporates by reference the Becker Funds’ Annual Report to Shareholders for the fiscal year ended October 31, ~~2005.~~2006. A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at 1-800-551-3998.

Page
DESCRIPTION OF THE TRUST AND THE FUNDS	2
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISK	~~3~~
CONSIDERATIONS	3
INVESTMENT LIMITATIONS	7
INVESTMENT ADVISOR	9
TRUSTEES AND OFFICERS	~~12~~13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~15~~17
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	18
PORTFOLIO TURNOVER	~~16~~18
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~17~~19
DISCLOSURE OF PORTFOLIO HOLDINGS	~~19~~20
PROXY VOTING POLICY	~~20~~22
DETERMINATION OF NET ASSET VALUE	~~21~~22
REDEMPTION IN-KIND	~~22~~24
STATUS AND TAXATION OF THE FUNDS	~~22~~24
CUSTODIAN	~~24~~26
FUND SERVICES	~~24~~26
INDEPENDENT REGISTERED PUBLIC ~~ACCOUNTANTS 25~~ACCOUNTING FIRM 27
DISTRIBUTOR	~~25~~28
FINANCIAL STATEMENTS	~~26~~28

DESCRIPTION OF THE TRUST AND THE FUNDS

The Becker Value Equity Fund (“Value Equity Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 9, 2003. The Becker Small Cap Value Equity Fund (“Small Cap Value Equity Fund”) (collectively with the Value Equity Fund, the “Funds” or each a “Fund”) was organized as a diversified series of the Trust on December 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The Value Equity Fund commenced operations on November 3, 2003, and the Small Cap Value Equity Fund commenced operations on January 3, 2005. The investment advisor to the Funds is Becker Capital Management, Inc. (the “Advisor”).

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Funds may offer additional classes of shares in the future.

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of each Fund and the Funds’ transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of each Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that ~~any amendment~~certain amendments that could adversely ~~affects~~affect the rights of shareholders must be approved by the shareholders affected. All shares of each Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of a Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and this SAI.

The Funds may authorize one or more brokers to receive on their behalf purchase and redemption orders. Such brokers would be authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at each Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of each Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of each Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Each Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISK

CONSIDERATIONS

This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.

A.          Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Rights are similar to warrants, but normally have shorter durations.

Equity securities also include exchange-traded funds (“ETFs”). ETFs include S&P Depository Receipts (“SPDRs”), Select Sector SPDRs, DIAMONDS, QQQQs, iShares, HOLDRS, Fortune e-50, streetTRACKS, ~~VIPERs~~Vanguard ETFs and other security baskets. For example, SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. ETFs also include S&P Midcap 400, S&P Small Cap 600, and Russell 2000 Depository Receipts, and other products composed of smaller capitalization companies. These products invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Funds may invest in new exchange-traded shares as they become available.

The Funds may invest in American Depository Receipts (“ADRs”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on a Fund’s share price.

B.        Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Funds may invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated-securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Funds and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

C.       Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Funds. The Advisor expects, however, that generally the preferred stocks in which a Fund invests will be rated at least BBB by S&P or Baa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

D.        Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (“U.S. Government Obligations”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with their custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

E.       Rule 144A Securities. The Funds may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid or restricted for purposes of the Funds’ illiquid securities policy, which prohibits the Funds from purchasing illiquid securities, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Board of Trustees. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

F.        Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Equity REITs will be treated as equity securities for purposes of calculating the percentage of a Fund’s assets invested in equity securities. Mortgage REITs and hybrid REITs (which invest in mortgages and real property) will be treated as fixed income securities for purposes of calculating the percentage of a Fund’s assets invested in fixed income securities.

REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

INVESTMENT LIMITATIONS

A.        Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of a Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.         Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that a Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

2.          Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3.         Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.        Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.        Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Diversification. With respect to 75% of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on ~~its~~each Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.         Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.             Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.           Borrowing. The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.          Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.          Short Sales. The Funds will not effect short sales of securities except as described in the Prospectus or the Statement of Additional Information.

5.          Options. The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or the Statement of Additional Information.

6.          Illiquid Securities. The Funds will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

7.       Loans of Portfolio Securities. The Funds will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Advisor is Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204. Patrick E. Becker, Chairman and Chief Investment Officer of the Advisor, is the controlling shareholder of the Advisor. The Advisor is 100% employee-owned.

Under the terms of the management agreements (each an “Agreement” or collectively, the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees. Effective as of February 28, 2006, the Advisor will receive an annual fee from each Fund computed and accrued daily and paid monthly at an annual rate of 1.00% and 1.20% of the average daily net assets of the Value Equity Fund and Small Cap Value Equity Fund, respectively. The Advisor has contractually agreed to waive its fee, and to the extent necessary reimburse ~~each Fund’s~~certain operating expenses of each Fund, but only to the extent necessary to maintain the Fund’s ~~total annual operating~~net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes ~~and~~, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds), at 1.00% and 1.20% of the average daily net assets of the Value Equity Fund and Small Cap Value Equity Fund, respectively, ~~for the fiscal year ending October 31, 2006.~~through February 29, 2008.

The following table describes the advisory fees paid to the Advisor by the Funds during the periods indicated.

Value Equity Fund
Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
October 31, 2004*	$89,543	($128,481)	$0
October 31, 2005	$355,293	($217,555)	$137,738
October 31, 2006	$445,672	($179,329)	$266,343

*For the period November 3, 2003 (commencement of operation) through October 31, 2004

Small Cap Value Equity Fund
Fiscal Period Ended	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid

October 31, 2005*	$15,965	($123,708)	$0
October 31, 2006	$37,745	($131,410)	$0

*For the period January 3, 2005 (commencement of operation) through October 31, 2005

The Advisor retains the right to use the name “Becker” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Becker” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution was prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on each Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for each Fund, no preference will be shown for such securities.

~~A discussion of the factors that the Board of Trustees considered in approving the Funds’ management agreements is contained in the Fund’s annual or semi-annual report, as applicable.~~

About the Portfolio Managers

Robert Schaeffer is the portfolio manager primarily responsible for the day-to-day management of the Value Equity Fund, and Patrick E. Becker jointly assists with the management of the Value Equity Fund. Thierry Wuilloud is the portfolio manager primarily responsible for the day-to-day management of the Small Cap Value Equity Fund, and Blake Howells and Mr. Becker jointly assist with the management of the Small Cap Value Equity Fund, while Michael McGarr assists with the management of the Value Equity Fund (collectively referred to as the “Portfolio Managers”). Mr. Becker is the lead member of the Advisor’s equity investment team. As of October 31, ~~2005,~~2006, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Funds:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Robert Schaeffer	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~90~~70	Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: $~~450~~465M	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: None	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: ~~None~~N/A
Thierry Wuilloud	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~30~~18	Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: $~~643~~420M	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: None	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: ~~None~~N/A
Patrick E. Becker, Sr.	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~42~~41	Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: $~~164~~188M	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: None	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: ~~None~~N/A
Blake Howells	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0	Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: ~~$0~~N/A	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: ~~None~~N/A	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: ~~None~~N/A
Mike McGarr	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~83~~85	Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: $~~83.7~~110M	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: None	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: ~~None~~N/A

Each Portfolio Manager is compensated for his services by the Advisor. The Portfolio Managers’ compensation consists of a fixed salary and a discretionary bonus based on the following: (i) the Portfolio Manager’s overall contribution to client portfolios and the firm’s success, and (ii) the annual pre-tax performance of the aggregate accounts managed by such Portfolio Manager (including the Funds) as compared to the performance of an appropriate benchmark. For example, the pre-tax annual performance of the Advisor’s Large Cap Value portfolios are compared to that of the S&P 500® Index, and the bonuses of the Portfolio Managers responsible for managing such portfolios ~~are determined accordingly~~ (i.e., Patrick Becker, Robert Schaeffer and Michael McGarr) are determined accordingly. In the case of the Advisor’s Small Cap Value portfolios, the pre-tax performance is compared to that of the Russell 2000® and Russell 2000 Value ®Indices, and the bonuses of the Portfolio Managers responsible for managing such portfolios ~~are determined accordingly~~ (i.e., Patrick Becker, Thierry Wuilloud and Blake ~~Howell)~~Howells) are determined accordingly. Like all employees of the Advisor, Portfolio Managers participate in the Advisor’s profit sharing and pension plans.

It is generally the Advisor’s policy that investment decisions for all accounts managed by a Portfolio Manager be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts. Each Portfolio Manager typically manages accounts with similar investment strategies and, therefore, the Advisor does not anticipate conflicts of interests as a result of differing investment strategies.

Conflicts may arise as a result of a Portfolio Manager’s dual role in managing the Fund and other client accounts with respect to his allocation of time among such clients. However, because of the similarities in the investment strategies of the various accounts, many of the Portfolio Managers’ duties overlap. As a result of combining responsibilities such as research and stock selection, each Portfolio Manager has the ability to provide both the Fund and other clients with more thorough research and stock selection.

To the extent that a Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In addition, the Advisor has adopted policies and procedures that are designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata basis.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of October 31, ~~2005.~~2006.

Portfolio Manager	Dollar Range of Equity Securities in the Value Equity Fund	Dollar Range of Equity Securities in the Small Cap Value Equity Fund
Robert Schaeffer	$100,001-500,000	$0
Thierry Wuilloud	$0	$~~100,001~~500,001-~~500,000~~1,000,000
Patrick E. Becker, Sr.	over $1,000,000	$100,001-500,000
Blake Howells	$100,001-500,000	$~~0~~50,001 - $~~50,000~~100,000
Mike McGarr	$100,001-500,000	$0

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”).

Name, Address*, (Date of Birth), Position with Trust~~,~~** ~~and~~, Term of Position with Trust	Principal Occupation During Past 5 Years ~~and~~ And Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; ~~Non-voting~~ Chairman of ~~Investment Committee of WH~~the investment committee for W.H. Donner Foundation and ~~WH~~ Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~38 series.

***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met ~~six~~four times during the year ended December 31, ~~2005.~~2006.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee was recently established in 2006 and held one meeting during the year ended December 31, 2006.

The following table provides information regarding each ~~Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and each~~ officer of the Trust.

Name, Address*, (Date of Birth), Position with ~~Fund Complex~~Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952)*** Trustee, December 2002 to present~~

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust since November 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust ~~since~~from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

~~Freddie Jacobs, Jr.~~Terrance P. Gallagher, JD, CPA (~~1970)~~1958)***

Vice President, July 2006 to present;

Chief Financial Officer and Treasurer, ~~July 2005~~August 2006 to present~~; Secretary, September 2004 to June 2005; Assistant Secretary, July 2005 to present~~

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust~~’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to~~'s administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December ~~2003, Trust Officer from~~ 1998 to ~~2000;~~October 2004; Senior Vice President, Chief Financial Officer and Treasurer of ~~AmeriPrime Advisors Trust since July 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh~~AAL Capital Management and The AAL Mutual Funds from February ~~2004 to February 2005.~~1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust ~~since~~from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to ~~2000 and 2004 to 2005~~2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A. Barnes~~Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust ~~since July~~from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each of the ~~trustees and~~ officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** ~~Fund Complex refers to Unified Series~~The Trust~~, which~~ currently consists of ~~34~~38 series.

~~*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Fund Complex.~~

*** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer.

The following table provides information regarding shares of the Fund and other portfolios of the ~~Fund Complex~~Trust owned by each Trustee as of December 31, ~~2005.~~2006.

Trustee	Dollar Range of each Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the ~~Fund Complex~~Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None

* ~~Fund Complex refers to Unified Series~~As of the date of this SAI, the Trust~~, which currently~~ consists of ~~34~~38 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each ~~series in the~~ Fund ~~Complex~~ on an individual basis and by the ~~Fund Complex~~Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are ~~Fund Complex~~Trust expenses and each series in the Trust incurs its expenses at the same rate.

Independent Trustees	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$~~1,354~~ 1,184**	$0	$0	$45,000
Stephen A. Little, Chairman of the Board	$~~1,354~~1,184**	$0	$0	$45,000
Daniel J. Condon, Trustee	$~~1,030~~921***	$0	$0	$35,000
Ronald C. Tritschler, Trustee	$921***	$0	$0	$35,000
~~Non-Independent Trustees and~~ Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
~~Ronald C. Tritschler, Trustee~~	~~$1,030~~	~~$0~~	~~$0~~	~~$35,000~~
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
~~Freddie Jacobs, CFO~~Terrance P. Gallagher, Vice President, Chief Financial Officer and Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,265~~3,947****	$0	$0	$~~145,000~~150,000*****
Heather ~~Barnes~~Bonds, Secretary	$0	$0	$0	$0

* ~~The~~As of the date of this SAI, the Trust ~~currently consists of 34~~consists of 38 series.

** During the fiscal year ended October 31, 2006, each Trustee received a total of $1,314 in fees from each Fund.

*** During the fiscal year ended October 31, 2006, each Trustee received a total of $988 in fees from the each Fund.

**** During the fiscal year ended October 31, 2006, the CCO received a total of $4,100 from each Fund.

***** In addition to the CCO’s salary listed in the table, the Trust incurs $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the management agreement with the Advisor. As of January ~~30, 2006,~~31, 2007, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Small Cap Value Equity Fund
Name and Address	% Ownership	Type of Ownership
~~Becker Capital Management, Inc. Pension Plan 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204~~ 	~~47.29%~~	~~Beneficial~~
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	~~24.82~~30.19%	~~Beneficial~~Record
~~Patrick E.~~ Becker Capital Management, Inc. Pension Plan ~~23661 SE Stafford Hill Dr.~~ 1211 SW Fifth Avenue Suite 2185 ~~West Linn, OR 97068~~Portland, OR 97204	~~6.71~~29.55%	Record
National Financial Services 200 Liberty Street One World Financial Center New York, NY 10281	14.03%	Record

Value Equity Fund
Name and Address	% Ownership	Type of Ownership
Commercial Properties P.O. Box 1012 Salem, OR 97308	~~44.95~~43.32%	~~Record~~Beneficial
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	~~13.35~~13.03%	~~Beneficial~~Record
Becker Capital Management, Inc. Pension Plan 1211 SW Fifth Avenue~~,~~ Suite ~~2185,~~ 2185 Portland, OR 97204	~~10.41~~8.48%	~~Beneficial~~Record
Union Bank P.O. Box 85484 San Diego, CA 92186,	~~5.62~~7.26%	~~Beneficial~~Record

As of January ~~30, 2006,~~31, 2007, the officers and trustees of the Trust as a group beneficially own less than 1% of each Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with a Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The following table sets forth each Fund’s turnover rate for the ~~for the~~ periods indicated:

Name of Fund	~~Period Ending October 31, 2004~~	Fiscal Year ~~Ending~~Ended October 31, 2005	Fiscal Year Ended October 31, 2006
Value Equity Fund	~~26.08%*~~	35.46%	30.47%
Small Cap Value Equity Fund	~~N/A~~	55.28%*~~*~~	63.41%

~~*For the period November 3, 2003 (commencement of operation) through October 31, 2004  *~~           *For the period January 3, 2005 (commencement of operation) through October 31, 2005

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. For example, the Advisor has oral and written soft dollar agreements with broker-dealers to provide research services such as ~~Autex~~Bloomberg, a software program that is used by the Advisor’s trading department to research and determine which broker-dealers have been active in a particular issue or have posted indication of interest in purchasing or selling a security. The Advisor also receives numerous research reports and news services, including Baseline Financial Services’ research software and Bloomberg trading and research terminals, which are news, research and trading software products that allow the Advisor’s portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to each Fund under the Agreements.

~~During~~The following table describes the brokerage transactions directed to brokers during the fiscal year ended October 31, ~~2005, the Advisor did not direct any brokerage transactions to brokers as a result of~~2006 due to research services provided ~~by such brokers~~ to the Advisor.

Fund	Amount of Transactions	Brokerage Commissions
Value Equity Fund	$2,660,825	$3,815
Small Cap Value Equity Fund	$195,108	$469

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following table describes the brokerage commissions paid by the Funds for ~~during~~ the periods indicated.

Fund	Fiscal Period Ended October 31, 2004	Fiscal Period ~~Ending~~Ended October 31, 2005	Fiscal Year Ended October 31, 2006
Value Equity Fund	$24,304*	$32,796	$31,726
Small Cap Value Equity Fund~~**~~	N/A	$7,026**	$11,526

*For the period November 3, 2003 (commencement of operation) through October 31, 2004
**For the period January 3, 2005 (commencement of operation) through October 31, 2005

The Trust, the Advisor and the Funds’ Distributor have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain ~~a~~ copies of the Codes from the Trust, the Advisor or the Distributor, free of charge, by calling Shareholder Services at 1-800-551-3998. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

Each Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Funds also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor, nor any of its affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.          Each Fund also may post its complete portfolio holdings to the Funds’ website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Advisor has adopted the ISS Proxy Voting Guidelines Summary. The ISS Guidelines provide that certain proxy issues should be reviewed on a case-by-case basis, including, but not limited to, director elections, corporate governance, executive and director compensation, shareholder rights and social and environmental issues, and outline the factors that the Advisor should consider in determining whether a proposal deserves support. For example, the ISS guidelines provide that the Advisor should vote against management proposals that seek to limit shareholder rights or insulate management and directors from liability for violating their duty of care to shareholders. In uncontested director elections, the Guidelines direct the Advisor to consider factors, among others, such as the company’s long-term performance compared to an index, and whether a majority of the directors would be independent from management. Under the Advisor’s proxy voting policy, the Advisor’s Investment Committee may vote proxies in a manner that does not conform to the ISS Guidelines, provided that the vote is reviewed and approved by the Advisor’s Chief Executive Officer.

The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and a Fund arises with respect to any proxy, the Advisor must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at 1-800-551-3998 to request a copy from the Funds’ Chief Compliance Officer, or by writing to Unified Fund Services, Inc., the Funds’ transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204. A copy of the policies will be mailed to you within three days of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Funds with the SEC on Form N-PX. Each Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations~~, but may be valued on the basis of prices~~ furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined ~~in good faith~~ by the Advisor ~~subject~~in good faith according to guidelines ~~approved~~established by the Board of Trustees. The ~~Board of Trustees annually approves the pricing service used by the Funds’ fund accounting agent. The~~Trust’s fund accounting agent maintains a pricing review committee~~, and the committee may, from time to time, consult with an Independent Trustee on good faith pricing issues. Manually priced securities held by the Funds (if any) are reviewed by the Board of Trustees~~ that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair valued securities on a quarterly basis.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how each Fund calculated its net asset value per share as of the fiscal year (period) ended October 31, ~~2005~~2006 is as follows:

Value Equity Fund:

~~$34,870,540~~	~~=~~ 	~~$12.59~~

~~2,768,775~~

$51,438,912	=	$14.20

3,623,266

Small Cap Value Equity Fund:

~~$2,321,007~~	~~=~~ 	~~$9.80~~

~~236,953~~

$3,920,141	=	$10.94

358,459

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. However, if the being redeemed is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to an election under Rule 18f-1 of the 1940 Act filed by the Trust on behalf of the Funds, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund.

STATUS AND TAXATION OF THE FUNDS

The Funds were organized as a series of a business trust, but intend to continue to qualify for treatment as regulated investment companies (each a “RIC,” or together “RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that they actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of that Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, a Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Funds may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If they do so, the applicable Fund will have to include in its income each share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because each Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Funds might realize capital gains or losses from any such sales, which would increase or decrease the Funds’ investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). ~~As of October 31, 2005, neither Fund had any unused capital loss carryforward.~~

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Funds realize in connection with the hedge. The Funds’ income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Funds under the Income Requirement.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2006, neither Fund had any unused capital loss carryforwards available for federal tax purposes.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Funds will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Funds’ distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Funds are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Funds’ investments. The custodian acts as the Funds’ depository, safekeeps ~~its~~their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares.

FUND SERVICES

Unified ~~Fund Services, Inc. (“Unified”)~~, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds’ transfer agent. ~~A Trustee and the~~The officers of the Trust are members of management and/or employees of Unified ~~and/or shareholders of Unified Financial Services, Inc. (“UFS”)~~. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of ~~Unified.~~ each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from each Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services.

In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives ~~an annual~~a monthly fee from each Fund equal to an annual rate of 0.050% of the Fund’s assets up to $50 million, 0.040% of the Fund’s assets from $50 million to $100 million, 0.030% of the Fund’s assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from each Fund equal to an annual rate of 0.100% of the Fund’s assets under $50 million, 0.070% of the Fund’s assets from $50 million to $100 million, 0.050% of the Fund’s assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).

The following table describes the fees paid to Unified by each Fund for fund accounting, administrative and transfer agency services provided to each such Fund for the ~~last~~ periods indicated:

Value Equity Fund	Fiscal Period Ended October 31, 2004*	Fiscal Year Ended October 31, 2005	Fiscal Year Ended October 31, 2006
Fund Accounting Fees	$17,334	$20,001	$21,388
Administrative Fees	$29,755	$31,726	$42,545
Transfer Agency Fees	~~$14,196~~ $20,109	~~$14,622~~ $21,712	$22,984

~~*For the period November 3, 2003 (commencement of operation) through October 31, 2004~~

~~Small Cap Value Equity Fund~~	~~Fiscal Period Ended October 31, 2004~~
~~Fund Accounting Fees~~	~~N/A~~
~~Administrative Fees~~	~~N/A~~
~~Transfer Agency Fees~~	~~N/A~~

*For the period November 3, 2003 (commencement of operations) through October 31, 2004

Small Cap Value Equity Fund	Fiscal Period Ended October 31, 2005**	Fiscal Year Ended October 31, 2006
Fund Accounting Fees	$12,500	$15,000
Administrative Fees	$25,000	$30,750
Transfer Agency Fees	$13,419	$15,096

**For the period January 3, 2005 (commencement of operation) through October 31, 2005

INDEPENDENT REGISTERED PUBLIC ~~ACCOUNTANTS~~ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd. ~~(“Cohen”~~), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accountants for the fiscal year ending October 31, ~~2006.~~2007. Cohen Fund Audit Services, Ltd. performs an annual audit of ~~the Funds’~~each Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. ~~A Trustee and certain officers~~An officer of the Trust ~~are shareholders of UFS, the parent company~~is an officer of the Distributor~~. As a result, such persons~~ and may be deemed to be ~~affiliates~~an affiliate of the Distributor. The Distributor, Unified, and the Custodian are controlled by Huntington Bancshares, Inc.

The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. ~~The Distributor and Unified are controlled by Unified Financial Services, Inc.~~

FINANCIAL STATEMENTS

The financial statements and independent registered public accountant’s report required to be included in the Statement of Additional Information are incorporated herein by reference to the Funds’ Annual Report to Shareholders for the fiscal year ended October 31, ~~2005.~~2006. You can obtain the Annual Report without charge upon written request or request by telephone.

DREMAN CONTRARIAN LARGE CAP VALUE FUND

DREMAN CONTRARIAN MID CAP VALUE FUND

DREMAN CONTRARIAN SMALL CAP VALUE FUND

PROSPECTUS

February 28, ~~2006~~2007

Dreman Value Management, LLC

520 East Cooper Avenue

Suite 230-4

Aspen, CO 81611

(800) 247-1014

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

DREMAN CONTRARIAN LARGE CAP VALUE FUND	1

Risk/Return Summary	1

How has the Fund performed in the past	2

DREMAN CONTRARIAN MID CAP VALUE FUND	4

Risk/Return Summary	4

How has the Fund performed in the past	5

DREMAN CONTRARIAN SMALL CAP VALUE FUND	7

Risk/Return Summary	7

How has the Fund performed in the past	9

FEES AND EXPENSES OF INVESTING IN THE FUNDS	~~11~~10

GENERAL INVESTMENT STRATEGIES AND RELATED RISKS	~~12~~11

HOW TO BUY SHARES	~~13~~12

HOW TO REDEEM SHARES	15

DETERMINATION OF NET ASSET VALUE	18

DIVIDENDS, DISTRIBUTIONS AND TAXES	18

MANAGEMENT OF THE FUNDS	20

FINANCIAL HIGHLIGHTS	23

PRIVACY POLICY	~~27~~26
FOR MORE INFORMATION	BACK COVER

DREMAN CONTRARIAN LARGE CAP VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Contrarian Large Cap Value Fund (“Large Cap Fund”) is total return.

Principal Strategies

The Large Cap Fund invests primarily in common stocks of large capitalization companies that pay relatively high dividends and that have intrinsic value in the opinion of the Fund’s advisor, Dreman Value Management, LLC. The Large Cap Fund typically will invest in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the S&P 500® Index. As of December 31, 2006, the market capitalizations of companies included in the S&P 500 Index ranged from $1.41 billion to $446.94 billion. The advisor seeks to find overlooked companies with low P/E ratios, solid financial strength, strong management and generous dividend yields that are selling below their intrinsic value. Under normal circumstances, the Large Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of large capitalization companies. This investment policy may not be changed without at least 60 days’ notice to Large Cap Fund shareholders. While the Large Cap Fund normally will invest in dividend-paying stocks, the Fund also may acquire stocks that do not pay dividends in anticipation of market appreciation or future dividends. The Large Cap Fund may invest up to 20% of its assets in foreign securities, including American Depository Receipts (ADRs). The Large Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Large Cap Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. The Large Cap Fund also may purchase or sell (write) options on stocks and index futures. The Large Cap Fund intends to remain substantially invested in equity securities. However, the Large Cap Fund may invest up to 20% of its assets in fixed income securities if the advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks of Investing in the Large Cap Fund

•

Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The advisor’s value-oriented approach may fail to produce the intended results. If the advisor’s perception of the value of a company is not realized in the expected time frame, the Large Cap Fund’s overall performance may suffer.

•

Large Cap Risk. Large capitalization companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Large Cap Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Large Cap Fund’s investments in a foreign country.

•

Derivatives Risk. Options and futures in the Large Cap Fund’s portfolio involve higher risk and may subject the Large Cap Fund to higher price volatility. There is no guarantee that derivatives transactions will be employed or that they will work, and their use could cause lower returns or even losses to the Large Cap Fund.

•

Sector Risk. To the extent that the Large Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Large Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•	The Large Cap Fund is not a complete investment program. As with any mutual fund investment, the Large Cap Fund’s returns will vary and you could lose money.

Is the Large Cap Fund Right for You?

The Large Cap Fund may be a suitable investment for:
•	long term investors seeking a fund with a total return investment strategy
•	investors willing to accept price fluctuations in their investment
•	investors who can tolerate the general risks associated with common stock investments

How has the Large Cap Fund performed in the past~~?~~

The bar chart and performance table below show the variability of the Large Cap Fund’s returns, which is one indicator of the risks of investing in the Large Cap Fund. The chart shows changes in the Large Cap Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Large Cap Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Large Cap Fund because it demonstrates how its returns have varied over time.

Year-by-Year Annual Total Return

of Large Cap Fund

(for the ~~years~~periods ended December 31st)

During the period shown in the bar chart above, the highest return for a quarter was 10.79% (quarter ending December 31, 2004) and the lowest return for a quarter was -0.64% (quarter ending September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, ~~2005~~2006)

The Large Cap Fund	1 Year	Since Inception (November 4, 2003)
Return Before Taxes	~~8.18~~17.40%	~~13.09~~14.49%
Return After Taxes on Distributions¹	~~7.28~~15.88%	~~12.32~~13.48%
Return After Taxes on Distributions and Sale of Fund Shares¹	~~5.87~~11.16%	~~10.90~~12.14%
S&P 500 Index (reflects no deductions for fees, expenses and taxes)[2]	~~4.92~~15.79%	~~10.13~~10.32%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is representative of a broader market and range of securities than is found in the Fund’s portfolio.

DREMAN CONTRARIAN MID CAP VALUE FUND

Risk Return Summary

Investment Objective

The investment objective of the Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”) is long-term capital appreciation.

Principal Strategies

The Mid Cap Fund ~~invests in common stocks of medium capitalization companies that have intrinsic value in the opinion of the Mid Cap Fund’s advisor. The Mid Cap Fund~~ typically invests in a diversified portfolio of equity securities ~~of companies that are similar in market capitalization to those listed on the S&P Mid Cap 400® Index. The market capitalization of companies listed on the S&P Mid Cap Index currently ranges from $0.26 billion to $11.26~~that have intrinsic value in the opinion of the advisor, Dreman Value Management, LLC. The Mid Cap Fund invests primarily in equity securities of mid-capitalization companies, which the advisor defines as companies with market capitalizations ranging from $550 million to $20 billion. The advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value. Under normal circumstances, the Mid Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of mid-capitalization companies. This investment policy may not be changed without at least 60 days’ notice to Mid Cap Fund shareholders. The Mid Cap Fund may invest up to 20% of its assets in large capitalization companies included in the S&P 500® Index or the Russell 1000® Index. The Mid Cap Fund may invest up to 20% of its assets in foreign securities, including ADRs. The Mid Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Mid Cap Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. The Mid Cap Fund also may purchase or sell (write) options on index futures. The Mid Cap Fund intends to remain substantially invested in equity securities. However, the Mid Cap Fund may invest up to 20% of its assets in fixed income securities if the advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks of Investing in the Mid Cap Fund

•

Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The advisor’s value-oriented approach may fail to produce the intended results. If the advisor’s perception of the value of a company is not realized in the expected time frame, the Mid Cap Fund’s overall performance may suffer.

•

Mid Cap Risk. Stocks of mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country.

•

Derivatives Risk. Options and futures in the Mid Cap Fund’s portfolio involve higher risk and may subject the Mid Cap Fund to higher price volatility. There is no guarantee that derivatives transactions will be employed or that they will work, and their use could cause lower returns or even losses to the Mid Cap Fund.

•

Sector Risk. To the extent that the Mid Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Mid Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Portfolio Turnover Risk. The Mid Cap Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Mid Cap Fund’s performance.

•	The Mid Cap Fund is not a complete investment program. As with any mutual fund investment, the Mid Cap Fund’s returns will vary and you could lose money.

Is the Mid Cap Fund right for you?

The Mid Cap Fund may be a suitable investment for:
•	long -term investors seeking a fund with a long-term capital appreciation investment strategy
•	investors willing to accept price fluctuations in their investment
•	investors who can tolerate the general risks associated with common stock investments

How has the Mid Cap Fund performed in the past?

The bar chart and performance table below show the variability of the Mid Cap Fund’s returns, which is one indicator of the risks of investing in the Mid Cap Fund. The chart shows changes in the Mid Cap Fund’s returns and the table shows how the Mid Cap Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Mid Cap Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

Year-by-Year Annual Total Return

of Mid Cap Fund

(for the ~~years~~periods ended December 31st)

During the period shown in the bar chart above, the highest return for a quarter was 14.43% (quarter ending December~~,~~ 31, 2004) and the lowest return for a quarter was -0.66% (quarter ending September~~,~~ 30, 2004).

AVERAGE ANNUAL TOTAL RETURN

(for the periods ended December 31, ~~2005~~2006)

The Mid Cap Fund	1 Year	Since Inception (December 31, 2003)
Return Before Taxes	~~11.94~~17.56%	~~15.98~~16.51%
Return After Taxes on Distributions¹	~~7.88~~15.72%	~~13.54~~14.26%
Return After Taxes on Distributions and Sale of Fund Shares¹	~~9.05~~11.03%	~~12.60~~13.20%
S&P Mid Cap 400 Index[2] (index reflects no deduction for fees, expenses, or taxes)	~~12.55%~~ 10.32%	~~14.41%~~ 13.01%

~~¹~~ 1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P Mid Cap 400 Index is a widely recognized unmanaged index of equity prices that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P Mid-Cap 400 Index is representative of a broader market and range of securities than is found in the Mid Cap Fund’s portfolio.

DREMAN CONTRARIAN SMALL CAP VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”) is long-term capital appreciation.

Principal Strategies

The Small Cap Fund invests primarily in common stocks of small capitalization companies that have intrinsic value in the opinion of the advisor. The Small Cap Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. The market capitalization of companies listed on the Russell 2000 Value Index currently ranges from $~~100~~80 million to $~~2~~3.4 billion. The advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value. Under normal circumstances, the Small Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of small capitalization companies. This investment policy may not be changed without at least 60 days’ notice to Small Cap Fund shareholders. The Small Cap Fund may invest up to 20% of its assets in foreign securities, including ADRs. Small capitalization companies in which the Small Cap Fund may invest include closed-end funds that invest primarily in small capitalization companies. The Small Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Small Cap Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. The Small Cap Fund also may purchase or sell (write) options on index futures. The Small Cap Fund intends to remain substantially invested in equity securities. However, the Small Cap Fund may invest in fixed income securities if the advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks of Investing in the Small Cap Fund

•

Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The advisor’s value-oriented approach may fail to produce the intended results. If the advisor’s perception of the value of a company is not realized in the expected time frame, the Small Cap Fund’s overall performance may suffer.

•	Small Cap Risk. To the extent the Small Cap Fund invests in smaller capitalization companies, the Small Cap Fund will be subject to additional risks. These include:

•  The earnings and prospects of smaller companies are more volatile than larger companies.

•	Smaller companies may experience higher failure rates than do larger companies.

•  The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•  Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Small Cap Fund’s investments in a foreign country.

•

Derivatives Risk. Options and futures in the Small Cap Fund’s portfolio involve higher risk and may subject the Small Cap Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Small Cap Fund.

•

Sector Risk. To the extent that the Small Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Small Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Closed-End Fund Risk. When the Small Cap Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying closed-end funds. Therefore, the Small Cap Fund will incur higher expenses, many of which may be duplicative. In addition, the Small Cap Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Small Cap Fund has no control over the risks taken by the underlying funds in which it invests. In addition, closed-end funds pose additional risks. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Small Cap Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value.

•	The Small Cap Fund is not a complete investment program. As with any mutual fund investment, the Small Cap Fund’s returns will vary and you could lose money.

Is the Small Cap Fund right for you?

The Small Cap Fund may be a suitable investment for:
•	long -term investors seeking a fund with a long-term capital appreciation investment strategy
•	investors willing to accept greater price fluctuations associated with investments in smaller companies
•	investors who can tolerate the greater risks associated with small company stock

How has the Small Cap Fund performed in the past~~?~~

The bar chart and performance table below show the variability of the Small Cap Fund’s returns, which is one indicator of the risks of investing in the Small Cap Fund. The chart shows changes in the Small Cap Fund’s returns and the table shows how the Small Cap Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Small Cap Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Small Cap Fund because it demonstrates how its returns have varied over time.

Year-by-Year Annual Total Return

of Small Cap Fund

(for the ~~years~~periods ended December 31st)

During the period shown in the bar chart above, the highest return for a quarter was ~~13.58~~18.42% (quarter ending ~~December~~March 31, ~~2004~~2006) and the lowest return for a quarter was -~~0.55~~0.87% (quarter ending ~~March 31, 2004~~September 30, 2006).

AVERAGE ANNUAL TOTAL RETURN

(for the periods ended December 31, ~~2005~~2006)

The Small Cap Fund	1 Year	Since Inception (December 31, 2003)
Return Before Taxes	~~7.52~~30.70%	~~17.99~~22.07%
Return After Taxes on Distributions¹	~~7.36~~30.59%	~~17.54~~21.73%
Return After Taxes on Distributions and Sale of Fund Shares¹	~~4.89~~18.76%	~~15.20~~19.03%
Russell 2000 Value Index[2] (index reflects no deduction for fees, expenses, or taxes)	~~4.55%~~ 23.48%	~~11.21%~~ 15.83%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Russell 2000 Value Index is a widely recognized unmanaged index of equity prices that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Value Index is representative of a broader market and range of securities than is found in the Small Cap Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUNDS

The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)	Large Cap	Mid Cap	Small Cap
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE
Redemption Fee[1,2]	1.00%	1.00%	1.00%
Exchange Fee	NONE	NONE	NONE
Annual Fund Operating Expenses(expenses that are deducted from Fund assets)	Large Cap	Mid Cap	Small Cap
Management Fee	0.75%	0.85%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	~~1.43~~1.73%	~~10.36%~~8.27%	~~6.20~~2.29%
Fees and Expenses of Acquired Funds[4]	0.04%	0.01%	0.06%
Total Annual Fund Operating Expenses[4]	~~2.43~~2.77%	~~11.46~~9.38%	~~7.40~~3.55%
Fee Waiver~~[4]~~[5]	(~~0.88~~1.18%)	(~~9.81~~7.72%)	(~~5.65~~1.74%)
Net Expenses	~~1.55%~~1.59%	~~1.65%~~1.66%	~~1.75~~[3,6]1.81%

1 A $15 wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund costs, each Fund charges a 1.00% early redemption fee on shares redeemed less than one year after they are purchased. The Funds may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

3 The advisor currently is waiving the 12b-1 fee of 0.25% for each Fund, which results in Net ~~Operating~~ Expenses after waiver and reimbursement of ~~1.30~~1.34%, ~~1.40~~1.41% and ~~1.50~~1.56% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively. This 12b-1 fee waiver is voluntary and may be discontinued at any time.

4 Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Funds’ financial statements (or the Financial Highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Funds, not the indirect fees and expenses of investing in underlying mutual funds acquired by the Funds (“Acquired Funds”). Excluding the Fees and Expenses of Acquired Funds, Total Annual Fund Operating Expenses are 1.55% for the Large Cap Fund, 1.65% for the Mid Cap Fund, and 1.75% for the Small Cap Fund.

5 The advisor contractually has agreed to waive its management fee and/or reimburse certain operating expenses so that ~~Total Annual Fund Operating~~Net Expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividends expense on securities sold short), taxes ~~and~~, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively, through ~~October 31, 2007.~~February 29, 2008. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which that particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation set forth above.

6Net Expenses of the Large Cap Fund are calculated as 1.59% of its average daily net assets based on the advisor’s agreement to cap certain operating expenses at 1.30%, plus 12b-1 Fees of 0.25% and Expenses of Acquired Funds of 0.04%. Net Expenses of the Mid Cap Fund are calculated as 1.66% of its average daily net assets based on the advisor’s agreement to cap certain operating expenses at 1.40%, plus 12b-1 fees of 0.25% and Fees and Expenses of Acquired Funds of 0.01%. Net Expenses of the Small Cap Fund are calculated as 1.81% of its average daily net assets based on the advisor’s agreement to cap certain operating expenses at 1.50% plus 12b-1 fees of 0.25% and Fees and Expenses of Acquired Funds of 0.06%.

Example:

Based on the costs above, this example helps you compare the expenses of a Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for at least one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

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1Year	3 Years	5 Years	10 Years

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Large Cap Fund	$~~132~~162	$~~534~~747	$~~1,084~~	~~$2,588~~1,360	$3,014

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Mid Cap Fund	$~~143~~169	$~~1,480~~2,023	$~~3,635~~	~~$7,916~~3,719	$7,350

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Small Cap Fund	$~~153~~184	$~~1,094~~927	$~~2,604~~	~~$6,074~~1,692	$3,704

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GENERAL INVESTMENT STRATEGIES AND RELATED RISKS

Value Stocks. The Funds’ advisor is a deep value contrarian investor that focuses on finding bargains – temporarily depressed or overlooked stocks that the market has misjudged as to future prospects. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. However, the advisor does not focus exclusively on the “cheapness” of the stock. The advisor will apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those with fundamental financial strength. The advisor also will seek to limit the risks of investing in a Fund by avoiding the deceptively appealing fad of the day. The advisor believes that buying securities at a price that is below their true worth may achieve greater returns for a Fund than those generated by paying premium prices for companies currently in favor in the market.

The advisor typically will sell a stock when the advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The advisor will seek to avoid the common mistake of “overstaying,” or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

Foreign Stocks. Each Fund may invest in foreign stocks, typically limited to ADRs. ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Securities of foreign companies may be riskier than securities of U.S. companies.

Options and Futures. Each Fund may purchase or sell (write) options on stocks and index futures. Options are a type of derivative that give the purchaser the right, or the writer the obligation, to buy or sell an asset at a predetermined price in the future. Each Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. Futures are a type of derivative used to manage or hedge risk by enabling the Fund to buy or sell an asset in the future at an agreed-upon price. Risks associated with derivatives include: the derivative is not well correlated with the security or index for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a Fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a Fund to the effect of leverage, which could increase the Fund’s exposure to the market and increase potential losses ~~that it~~. These losses could ~~have~~be greater than if it had not entered into these transactions.

Changes in Investment Objectives and Policies. The investment objective of a Fund may be changed without shareholder approval. As described above, each Fund will invest at least 80% of its assets (including borrowings for investment purposes) in large, mid, or small capitalization companies, as implied by the Fund’s name. This investment policy may not be changed without at least 60 days prior written notice in plain English to shareholders.

Temporary Defensive Measures. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold up to 100% of its assets in short-term U.S. Government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective. Each Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

Not FIDC Insured. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW TO BUY SHARES

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in a Fund is $2,500 and minimum subsequent investments are $1,000. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:
•	a completed and signed investment application form (which accompanies this
Prospectus); and
•	a check (subject to the minimum amounts) made payable to the appropriate Fund.

Mail the completed application and check to:

U.S. Mail:	Dreman Contrarian Value Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Dreman Contrarian Value Funds
c/o Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

By Wire - You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-247-1014 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and it transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but a Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of a Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

-your name
-the name of your account(s)
-your account number(s)
-the name of the appropriate Fund
-a check made payable to the appropriate Fund

Checks should be sent to the appropriate Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in any Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since~~Shares of the Funds ~~are oriented to longer-term investors, each Fund~~ may be an appropriate investment ~~medium~~ for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of a Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services at 800-247-1014 about the IRA custodial fees.

Distribution Plan

Each Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each Fund’s plan, the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets to the advisor or certain broker-dealers, investment advisors, banks or other financial institutions to help defray the cost of servicing Fund shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the appropriate Fund. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, that Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

Fund Policy on Market Timing – Each Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. A 1.00% short-term redemption fee ~~\~~will be assessed by each Fund against investment proceeds withdrawn within one year of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds’ advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed by a Fund to be “market-timers.”

While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Dreman Contrarian Value Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Dreman Contrarian Value Funds
c/o Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at 800-247-1014 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in a Fund by calling Shareholder Services at 800-247-1014. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at 800-247-1014. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on a Fund’s net asset value per share (“NAV”). The NAV is calculated for each Fund at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after a Fund receives your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor pursuant to guidelines established by the Board of Trustees. Good faith pricing also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders, or that ~~the~~a Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund typically distributes as dividends to its shareholders substantially all ~~of its~~ net investment income ~~in the form of dividends and taxable~~and any realized net capital gains ~~to its shareholders~~. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. Each Fund expects that its distributions will consist primarily of net realized capital gains.

Taxes. ~~Investment~~Net investment income distributed by a Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income ~~except as discussed in the chart below. Dividends normally will be distributed by each Fund on an annual basis~~.

Each Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long a Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at ~~lower~~ long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of that Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to a Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 ~~(~~and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “~~2003~~ Tax ~~Act~~Acts”)~~:~~.

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, ~~2008.~~2010.

Under the ~~2003~~ Tax ~~Act~~Acts, effective for taxable years after December 31, 2002 through December 31, ~~2008,~~2010, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to “qualified dividend income” from the Fund’s investments in common and preferred stock of U.S. and foreign ~~companies~~corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from ~~the~~ investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on the shares.

If you are a non-corporate shareholder and if ~~your~~a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, ~~a Fund must~~we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUNDS

Dreman Value Management, LLC, 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611, serves as investment advisor to the Funds. The advisor was formed in 1997 as the successor firm to Dreman Value Advisors Inc., which was founded in 1977 by David N. Dreman. Mr. Dreman controls a majority interest in the advisor, which is 100% employee-owned. The advisor provides investment advice to separately managed accounts, insurance company separate accounts and wrap programs offered to large institutional investors and high-net worth clients. The advisor also provides investment subadvisory services to ten other mutual funds. As of January ~~15, 2006,~~31, 2007, the advisor managed approximately $~~15~~21.8 billion in assets.

For its advisory services, the advisor is paid a fee at the annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively. The advisor contractually has agreed to waive its fee and/or reimburse ~~each~~certain Fund~~’s~~ operating expenses so that ~~its total annual operating expenses, except~~Net Expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes ~~and~~, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively, through October 31, 2007. During the fiscal year ended October 31, ~~2005,~~2006, the advisor earned an annual fee equal to 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively, and waived the entire amount (i.e., did not receive any fees) from each Fund pursuant to the contractual fee waiver/expense reimbursement agreement with each Fund.

A discussion of the factors that the Board of Trustees considered in approving the Funds’ management agreements is contained in the Funds’ annual ~~or semi-annual report, as applicable.~~report to shareholders for the fiscal year ended October 31, 2006.

Portfolio Managers. The investment decisions for each Fund are made by ~~the adviser’s investment team of the advisor, which is~~members of the advisor’s Investment Policy Committee listed below as portfolio manager(s) for the a Fund. David N. Dreman serves as portfolio manager for all Funds; F. James Hutchinson serves as portfolio manager for the Large Cap Fund; Mark Roach as portfolio manager for the Mid-Cap Fund and Small Cap Fund; and E Clifton Hoover, Jr. serves as portfolio manager for the Large-Cap Fund and Small Cap Fund. As portfolio managers, these members are primarily responsible for the day-to-day management of the ~~Funds’ portfolio. The members of the investment team are:~~ Fund(s) which they manage, except that David N. Dreman has ultimate authority with respect to each Fund’s investment decisions.

David N. Dreman~~. Although members of the adviser’s investment team are jointly and primarily responsible for making investment recommendations, Mr. David Dreman will make the final determination with respect to all investment decisions for the~~ (Portfolio Manager - all Funds). Mr. Dreman ~~is the~~serves as Chairman and Chief Investment Officer of the advisor. As Chairman of the advisor’s Investment Policy Committee, Mr. Dreman will make the final determination with respect to all investment decisions for the Funds. Mr. Dreman began his investment career in 1957. He is one of the pioneers of contrarian value investing, a disciplined, low P/E approach to stock selection that the advisor has been applying without style drift for over 20 years.

F. James Hutchinson (Portfolio Manager - Large Cap Fund). Mr. Hutchinson is an Executive Vice President and Managing Director of the advisor. In addition to serving as a portfolio manager of the Large Cap Fund, he is also the Co-Portfolio Manager of the DWS Dreman High Return Equity Fund and the DWS Dreman Concentrated Value Fund. Prior to joining the advisor in August 2000, Mr. Hutchinson had over 30 years experience in finance and trust/investment management experience with The Bank of New York. In addition to several senior corporate banking assignments, Mr. Hutchinson was elected president of The Bank of New York (Delaware) in 1987 and president of The Bank of New York- NJ in 1995. In his role as Executive Vice President and Managing Director of the advisor, Mr. Hutchinson is responsible for marketing and administration, and is a member of the advisor’s Investment Policy Committee. Mr. Hutchinson graduated from Moravian College with a BA in Economics and has done graduate work at Pace University in New York.

~~Nelson P. Woodard. Mr. Woodard is a Managing Director and Senior Portfolio Manager and has been with Dreman Value Management LLC since its inception. Mr. Woodard has a BA in Mathematics and Economics and an MA in Economics as well as a Ph.D. in Econometrics and Public Finance from the University of Virginia. He was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments from July 2000 through November 2001. From January 1997 to July of 2000, he was a Managing Director of Dreman Value Management. Prior to joining Dreman, he was a Director of the Quantitative Finance program at the College of Business at James Madison University from 1993 to 1996 and an Instructor at the Anderson School of Management at the University of New Mexico from 1989 to 1992. Previously, Mr. Woodard had been the Director of Research at Investment Strategy Management in Charlottesville, Virginia. From 1985-1995 he served as a consultant for Dreman Value Advisors, Inc. and as a Research Fellow for the Dreman Foundation.~~

~~Leonid Shimunov. Mr. Shimunov joined Dreman Value Management in early 2003. Prior to joining the firm, Mr. Shimunov was employed as an Equity Analyst with Morgan Stanley, concentrating on Healthcare and Technology industries. He is a Vice President of the adviser and is a member of the Investment Policy Committee. Mr. Shimunov was awarded a Bachelor of Science in Finance degree, summa cum laude by St. John’s University in 1999.~~

Mark Roach (Portfolio Manager - Mid Cap Fund and Small Cap Fund). Mr. Roach joined the advisor in November 2006, and currently serves as a Managing Director of the advisor. He also serves as a portfolio manager of the advisor’s small and mid cap portfolios. Prior to joining the advisor, Mr. Roach was a portfolio manager at Vaughan Nelson Investment Management (“Vaughan Nelson”), where he managed equity portfolios using a strategy similar to that used by the advisor to manage the Funds. From 2002 through 2006, Mr. Roach managed a small cap portfolio at Vaughan Nelson which had assets of over $1.5 billion when he left in 2006. In addition, from April 2006 through his departure from Vaughan Nelson, Mr. Roach also managed a mid cap portfolio with assets of approximately $770 million. Prior to joining Vaughan Nelson, Mr. Roach served as a security analyst for various institutions including 5th 3rd Bank, Lynch, Jones & Ryan and USAA, from 1997 to 2001. He has an MBA from the University of Chicago’s Graduate School of Business and a bachelors Degree from the Baldwin Wallace College.

E. Clifton Hoover Jr. (Portfolio Manager - Large Cap Fund and Small Cap Fund) Mr. Hoover joined the advisor in December 2006, and currently serves as Managing Director and co-Chief Investment Officer. He also serves as a portfolio manager of the advisor’s large cap value portfolios. Mr. Hoover has over 20 years of investment experience managing portfolios for both large and small-sized companies. Prior to joining the advisor, Mr. Hoover was a managing director and portfolio manager of NFJ Investment Group, where he oversaw several large and small cap portfolios. In addition, he handled consultant relationship building and retail channel support. Mr. Hoover joined NFJ Investment Group in 1997. From 1992 to 1997, he served as vice president-corporate finance at Credit Lyonnais, where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio. Prior to that time, Mr. Hoover spent two years as a financial analyst for Citibank, and five years as a credit analyst/corporate loan officer for RepublicBank (now Bank of America). Mr. Hoover graduated with a Masters in Finance from Texas Tech University in 1985.

The Funds’ Statement of Additional Information provides the following additional information about the Funds’ portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio managers’ ownership of shares of the Funds.

The advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on a Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

FINANCIAL HIGHLIGHTS

The following ~~table is~~tables are intended to assist you to better understand each Fund’s financial performance since its inception ~~through the fiscal year ended October 31, 2005.~~. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report, along with the each Fund’s financial statements, is included in the Annual Report, which is available upon request without charge.

~~Dreaman Contrarian Financial Hightlights~~
~~(The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.)~~

~~Dreman Contrarian~~
~~Large Cap Value Fund~~
		~~Year ended~~		~~Period ended~~
		~~October 31, 2005~~		~~October 31, 2004~~	~~(a)~~

~~Selected Per Share Data~~
~~Net asset value, beginning of period~~		~~$ 11.03~~ 		~~$ 10.00~~
~~Income from investment operations:~~
~~Net investment income (loss)~~		~~0.16~~		~~0.15~~
~~Net realized and unrealized gain (loss)~~		~~1.39~~ 		~~0.88~~
~~Total from investment operations~~		~~1.55~~		~~1.03~~

~~Less Distributions:~~
~~From net investment income~~		~~(0.15)~~		~~-~~
~~From net realized gains~~		~~(0.08)~~		~~-~~
~~Total distributions~~		~~(0.23)~~		~~-~~

~~Paid in capital from redemption fees~~ 	~~(b)~~	~~-~~ 		~~-~~

~~Net asset value, end of period~~		~~$ 12.35~~ 		~~$ 11.03~~

~~Total Return (c)~~		~~14.10%~~		~~10.30%~~	~~(d)~~

~~Ratios and Supplemental Data~~
~~Net assets, end of period (000)~~		~~$ 6,227~~		~~$ 5,181~~
~~Ratio of expenses to average net assets (e)~~		~~1.30%~~		~~1.55%~~	~~(f)~~
~~Ratio of expenses to average net assets before waiver & reimbursement~~		~~2.43%~~		~~3.12%~~	~~(f)~~
~~Ratio of net investment income to~~
~~average net assets (e)~~		~~1.35%~~		~~1.38%~~	~~(f)~~
~~Ratio of net investment income (loss) to average net assets before waiver &~~
~~reimbursement~~		~~0.22%~~		~~(0.19)%~~	~~(f)~~

~~Portfolio turnover rate~~	~~13.07%~~	~~13.48%~~

~~(a) For the period November 4, 2003 (commencement of operations) to October 31, 2004.~~

~~(b) Redemption fees resulted in less than $0.005 per share in each period.~~

~~(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.~~

~~(d) Not annualized.~~

~~(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, these ratios would be 0.25% higher in order to reflect the rates excluding the voluntary waiver of 12b-1 expenses.~~

~~(f) Annualized.~~

Dreman Contrarian Funds
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Dreman Contrarian
	Large Cap Value Fund

	Year ended	Year ended	Period ended
	October	October	October
	31, 2006	31, 2005	31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.35	$ 11.03	$10.00
Income from investment operations
Net investment income	0.17	0.16	0.15
Net realized and unrealized gain	1.87	1.39	0.88
Total from investment operations	2.04	1.55	1.03
Less distributions to Shareholders:
From net investment income	(0.17)	(0.15)	-
From net realized gain	(0.32)	(0.08)	-
Total distributions	(0.49)	(0.23)	-

Paid in capital from redemption fees (b)	-	-	-

Net asset value, end of period	$ 13.90	$ 12.35	$ 11.03

Total Return (c)	17.02%	14.10%	10.30%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 8,502	$ 6,227	$ 5,181
Ratio of expenses to average net assets (e)	1.30%	1.30%	1.55%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	2.73%	2.43%	3.12%	(f)
Ratio of net investment income to
average net assets (e)	1.41%	1.35%	1.38%	(f)
Ratio of net investment income to average
net assets before waiver & reimbursement	(0.02)%	0.22%	(0.19)%	(f)
Portfolio turnover rate	20.38%	13.07%	13.48%

(a) For the period November 4, 2003 (commencement of operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) The Advisor is not contractually obligated to waive 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

(f) Annualized.

~~Dreman Contrarian~~
~~Mid Cap Value Fund~~

	~~Year ended~~		~~Period ended~~
	~~October 31, 2005~~		~~October 31, 2004~~	~~(a)~~

~~Selected Per Share Data~~
~~Net asset value, beginning of period~~	~~$ 10.68~~ 		~~$ 10.00~~
~~Income from investment operations:~~
~~Net investment income (loss)~~	~~0.01~~ 		~~0.01~~
~~Net realized and unrealized gain (loss)~~	~~2.16~~ 		~~0.67~~
~~Total from investment operations~~	~~2.17~~ 		~~0.68~~

~~Less Distributions:~~
~~From net investment income~~	~~(0.01)~~		~~-~~
~~From net realized gains~~	~~(0.18)~~		~~-~~
~~Total distributions~~	~~(0.19)~~		~~-~~
~~Paid in capital from redemption fees (b)~~	~~-~~ 		~~-~~

~~Net asset value, end of period~~	~~$ 12.66~~ 		~~$ 10.68~~

~~Total Return (c)~~	~~20.52%~~		~~6.80%~~	~~(d)~~

~~Ratios and Supplemental Data~~
~~Net assets, end of period (000)~~	~~$ 1,118~~ 		~~$ 801~~
~~Ratio of expenses to average net assets (e)~~	~~1.40%~~		~~1.65%~~	~~(f)~~
~~Ratio of expenses to average net assets~~
~~before waiver & reimbursement~~ 	~~11.46%~~		~~11.80%~~	~~(f)~~
~~Ratio of net investment income to~~
~~average net assets (e)~~	~~0.06%~~		~~0.16%~~	~~(f)~~
~~Ratio of net investment income (loss) to average~~

~~net assets before waiver & reimbursement~~	~~(10.00)%~~	~~(9.99)%~~	~~(f)~~
~~Portfolio turnover rate~~	~~132.04%~~	~~125.34%~~

~~(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.~~

~~(b) Redemption fees resulted in less than $0.005 per share in each period.~~

~~(c) Total return in the above table represents the rate that the investor would have earned or lost on an~~

~~investment in the Fund, assuming reinvestment of dividends.~~

~~(d) Not annualized.~~

~~(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, these ratios~~

~~would be 0.25% higher in order to reflect the rates excluding the voluntary waiver of 12b-1 expenses.~~

~~(f) Annualized.~~

Dreman Contrarian Funds
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Dreman Contrarian
	Mid Cap Value Fund

	Year ended	Year ended	Period ended
	October 31, 2006	October 31, 2005	October 31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.66	$ 10.68	$ 10.00
Income from investment operations
Net investment income	0.07	0.01	0.01
Net realized and unrealized gain	2.05	2.16	0.67
Total from investment operations	2.12	2.17	0.68
Less distributions to Shareholders:
From net investment income	(0.03)	(0.01)	-
From net realized gain	(1.78)	(0.18)	-
Total distributions	(1.81)	(0.19)	-

Paid in capital from redemption fees (b)	-	-	-

Net asset value, end of period	$ 12.97	$ 12.66	$ 10.68

Total Return (c)	18.59%	20.52%	6.80%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 1,732	$ 1,118	$ 801
Ratio of expenses to average net assets (e)	1.40%	1.40%	1.65%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	9.37%	11.46%	11.80%	(f)
Ratio of net investment income to
average net assets (e)	0.57%	0.06%	0.16%	(f)
Ratio of net investment income to average
net assets before waiver & reimbursement	(7.40)%	(10.00)%	(9.99)%	(f)
Portfolio turnover rate	52.48%	132.04%	125.34%

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) The Advisor is not contractually obligated to waive 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

(f) Annualized.

~~Dreman Contrarian Small Cap Value Fund~~

	~~October 31, 2005~~	~~October 31, 2004~~	~~(a)~~

~~Selected Per Share Data~~
~~Net asset value, beginning of period~~	~~$ 11.48~~ 	~~$ 10.00~~
~~Income from investment operations:~~
~~Net investment income (loss)~~	~~0.04~~ 	~~(0.03)~~
~~Net realized and unrealized gain (loss)~~	~~1.69~~ 	~~1.51~~
~~Total from investment operations~~	~~1.73~~ 	~~1.48~~

~~Less Distributions:~~
~~From net investment income (loss)~~	~~(0.02)~~	~~-~~
~~From net realized gains (loss)~~	~~(0.21)~~	~~-~~
~~Total distributions~~	~~(0.23)~~	~~-~~
~~Paid in capital from redemption fees (b)~~	~~-~~ 	~~-~~

~~Net asset value, end of period~~	~~$ 12.98~~ 	~~$ 11.48~~

~~Total Return (c)~~	~~15.10%~~	~~14.80%~~	~~(d)~~

~~Ratios and Supplemental Data~~
~~Net assets, end of period (000)~~	~~$ 3,366~~ 	~~$ 861~~
~~Ratio of expenses to average net assets (e)~~	~~1.50%~~	~~1.75%~~	~~(f)~~
~~Ratio of expenses to average net assets~~
~~before waiver & reimbursement~~ 	~~7.40%~~	~~12.19%~~	~~(f)~~
~~Ratio of net investment income to~~
~~average net assets (e)~~	~~0.45%~~	~~(0.32)%~~	~~(f)~~
~~Ratio of net investment income (loss) to average~~
~~net assets before waiver & reimbursement~~	~~(5.45)%~~	~~(10.75)%~~	~~(f)~~
~~Portfolio turnover rate~~	~~84.72%~~	~~72.10%~~

~~(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.~~
~~(b) Redemption fees resulted in less than $0.005 per share in each period.~~
~~(c) Total return in the above table represents the rate that the investor would have earned or lost on an~~
~~investment in the Fund, assuming reinvestment of dividends.~~
~~(d) Not annualized.~~
~~(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, these ratios~~
~~would be 0.25% higher in order to reflect the rates excluding the voluntary waiver of 12b-1 expenses.~~
~~(f) Annualized.~~

Dreman Contrarian Funds
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Dreman Contrarian
	Small Cap Value Fund

	Year ended	Year ended		Period ended
	October 31, 2006	October 31, 2005		October 31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$12.98	$11.48		$10.00
Income from investment operations
Net investment income (loss)	0.05	0.04		(0.03)
Net realized and unrealized gain	3.85	1.69		1.51
Total from investment operations	3.90	1.73		1.48
Less distributions to Shareholders:
From net investment income	(0.06)	(0.02)		-
From net realized gain	-	(0.21)		-
Total distributions	(0.06)	(0.23)		-

Paid in capital from redemption fees	0.01	-	(b)	-	(b)

Net asset value, end of period	$ 16.83	$ 12.98		$ 11.48

Total Return (c)	30.20%	15.10%		14.80%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$14,284	$3,366		$861
Ratio of expenses to average net assets (e)	1.50%	1.50%		1.75%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	3.49%	7.40%		12.19%	(f)
Ratio of net investment income to
average net assets (e)	0.28%	0.45%		(0.32)%	(f)
Ratio of net investment income to average
net assets before waiver & reimbursement	(1.71)%	(5.45)%		(10.75)%	(f)
Portfolio turnover rate	77.43%	84.72%		72.10%

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in the period.

(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income (loss) ratio would have been 0.25% lower.

(f) Annualized.

PRIVACY POLICY

The following is a description of each Fund’s policies regarding disclosure of nonpublic personal information that you provide to it or that it collects from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the ~~Fund Collects~~Funds Collect. A Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the ~~Fund Discloses~~Funds Disclose. No Fund will disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. Each Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountants and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. Each Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. Each Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through the transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Trust or the Funds. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the ~~Fund~~Funds in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Funds’ potential investments, the Annual and Semi Annual Reports detail the Funds’ actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The Statement of Additional Information (“SAI”) supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and~~, when available,~~ the Funds’ Annual and Semi Annual Reports, by contacting Shareholder Services at 800-247-1014. You may also request other information about the Funds and make shareholder inquiries. As of the date of this prospectus, the Funds do not have an internet website and, therefore, the Funds’ SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

DREMAN CONTRARIAN LARGE CAP VALUE FUND

DREMAN CONTRARIAN MID CAP VALUE FUND

DREMAN CONTRARIAN SMALL CAP VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

February 28, ~~2006~~2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund and Dreman Contrarian Small Cap Value Fund (collectively, the “Funds”), dated February 28, ~~2006.~~2007. This SAI incorporates by reference the Dreman Family of ~~Fund’s~~Funds’ Annual Report to Shareholders for the fiscal year ended October 31, ~~2005.~~2006. A free copy of the Funds’ Prospectus or Annual Report can be obtained by writing Unified Fund Services, Inc., the Funds’ transfer agent, at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 800 - 247-1014.

PAGE

DESCRIPTION OF THE TRUST AND FUNDS	3

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISK

CONSIDERATIONS	4

INVESTMENT LIMITATIONS	14

INVESTMENT ADVISOR	16

TRUSTEES AND OFFICERS	~~19~~20

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~22~~23

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	24

PORTFOLIO TURNOVER	~~23~~24

PORTFOLIO TRANSACTIONS AND BROKERAGE	~~24~~25

DISCLOSURE OF PORTFOLIO HOLDINGS	~~25~~27

PROXY VOTING POLICY	~~27~~28

DETERMINATION OF NET ASSET VALUE	~~27~~29

REDEMPTION IN-KIND	~~28~~30

STATUS AND TAXATION OF THE FUNDS	~~29~~30

CUSTODIAN	~~31~~32

FUND SERVICES	~~31~~33

INDEPENDENT REGISTERED PUBLIC ~~ACCOUNTANTS~~	~~32~~ACCOUNTING FIRM	34

DISTRIBUTOR	~~32~~34

DISTRIBUTION PLAN	~~32~~34

FINANCIAL STATEMENTS	~~33~~35

DESCRIPTION OF THE TRUST AND FUNDS

Dreman Contrarian Large Cap Value Fund (the “Large Cap Fund”), Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”), and Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on September 7, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. ~~The Funds are~~Each Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to each Fund is Dreman Value Management, LLC (the “Advisor”). The Large Cap Fund commenced operations on November 4, 2003, and the Mid Cap Fund and Small Cap Fund each commenced operations on December 31, 2003.

The Funds do not issue share certificates. Shares of each Fund are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that ~~any amendment~~certain amendments that could adversely ~~effects~~affect the rights of shareholders must be approved by the shareholders affected. All shares of each Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of Fund assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and this SAI.

Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at a Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Each Fund’s ~~initial~~ annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Funds may make and some of the techniques they may use.

A.        Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period, and are discussed in more detail below. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Large Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of large capitalization companies that are similar in market size to the companies of the S&P 500 Index. The Mid Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of mid capitalization companies ~~that are similar in market size as those in the S&P Mid-Cap 400 Index~~. The Small Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of small companies similar in market size as those in the Russell 2000 Value Index. Each Fund will invest principally in a diversified portfolio of equity securities of companies that the Advisor believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. Each Fund may also invest in initial public offerings. Each Fund will invest in equity securities that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields.

B.        Fixed Income Securities. Each Fund intends to remain substantially invested in equity securities; however a Fund may invest in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. Fixed income securities include corporate debt securities, convertible debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

C.         Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock. Each Fund will invest no more than 20% of its assets in debt securities. Each Fund may invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower- rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns ~~or an increase in interest rates~~ have under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were enacted that required that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D.       Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for a Fund. The Advisor expects, however, that generally the preferred stocks in which a Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E.       Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government ~~(“U.S. Government Obligations”)~~ (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

F.       Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

G.      Foreign Securities. Each Fund may invest up to 20% of its assets in foreign securities, typically limited to American Depository Receipts (“ADRs”). ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities, and which may favorably or unfavorably affect a Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market. In addition, securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater in those markets than in the U.S. In all cases, the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions.

H.        Strategic Transactions and Derivatives. Each Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.           Options on Securities Indices. Each Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.          General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. Each Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

A Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3.          General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

4.          Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

I.           Warrants. Each Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

J.        Corporate Debt Securities. Each Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed-income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

K.          Lower Quality Debt Securities. Each Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

L.           Rule 144A Securities. Each Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Funds’ illiquid securities policy, which prohibits the Funds from investing in illiquid securities, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Trust. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

M.        Investment Companies Securities.    Subject to the restrictions and limitations of the 1940 Act, each Fund may invest in other investment companies including mutual funds, closed-end funds and exchange traded funds (“ETFs”). As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. In addition, closed-end fund shares generally are not redeemable. That is, a closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund — the actual return to the shareholder — will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that triggers changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds — municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

Another ~~features~~feature that distinguishes closed-end funds from mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money — issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets — 33 1/3% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33 1/3% of the total assets ($150). Although closed-end funds rarely deleverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Funds generally will invest in closed end funds that trade on a national or international exchange. Some closed end funds trade less actively and may not be very liquid. To the extent that a Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it can not close out of a position at any time it desires. When a Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

ETFs are a type of investment company whose investment objective is to achieve the same return as a particular market index. ~~legally~~Legally classified as open-end companies or Unit Investment Trusts (UITs), they differ from mutual funds and UITs in various respects, including that (i) ETFs do not sell individual securities directly to investors, and only issue their shares in large blocks, and (ii) shares of ETFs are available for sale on secondary markets. ETFs in which the Funds may invest include SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of ~~seucities~~securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and ~~VIPERs~~Vanguard ETFs.

Each Fund may also invest in various sector ETFs such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, and Utilities Select Sector Index. Additionally, the Funds may invest in new exchange traded shares as they become available.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.        Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.          Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.         Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.        Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.        Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.           Diversification. With respect to 75% of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on ~~its~~each Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.         Pledging. No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.           Borrowing. No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.        Margin Purchases. No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.      Illiquid Investments. No Fund will purchase securities for which there are legal or contractual restrictions on resale or other illiquid securities.

5.       Short Sales. No Fund will effect short sales of securities except as described in the Prospectus or this SAI.

6.      Name Rule. The Large Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of large capitalization companies that are similar in market size as those in the S&P 500 Index. The Mid Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of mid capitalization companies ~~that are similar in market size as those in the S&P Mid-Cap 400 Index~~. The Small Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of small companies similar in market size as those in the Russell 2000 Index. ~~This~~These investment ~~policy~~policies may not be changed with respect to a Fund without at least 60 days prior written notice in plain English to the Fund’s shareholders.

INVESTMENT ADVISOR

The investment advisor for each Fund is Dreman Value Management, LLC, 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. David N. Dreman is the Chairman and Chief Investment Officer of the Advisor. Mr. Dreman controls a majority of the outstanding voting interests in the Advisor.

Under the terms of the management agreement between the Trust and the Advisor for each Fund (each, an “Agreement” and collectively, the “Agreements”), the Advisor manages a Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively. The Advisor contractually has agreed to waive its fee and/or reimburse ~~each~~certain Fund~~’s~~ operating expenses so that ~~the total annual operating~~net expenses, ~~except~~excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes ~~and~~, extraordinary expenses, and any indirect expenses (such as fees and expenses of underlying funds in the a Fund may invest) do not exceed 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively, through October 31, 2007. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation. The Advisor currently is voluntarily waiving the payment by each Fund of 12b-1 fees equal to 0.25% of the average daily net assets of each Fund. This waiver is non-contractual and, as a result, may be discontinued at any time.

A discussion of the factors that the Board of Trustees considered in approving the Funds’ management agreements is contained in the Fund’s annual or semi-annual report, as applicable.

The following table describes the advisory fees paid to the Advisor by the Funds for the periods indicated.

Large Cap Fund
Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived by Advisor	Net Advisory Fees Paid
October 31, 2004[1]	$37,055	($37,055)	$0
October 31, 2005	$44,460	($44,460)	$0
October 31, 2006	$54,292	($54,292)	$0

1 The Large Cap Fund commenced operations November 4, 2003.

Mid Cap Fund
Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived by Advisor	Net Advisory Fees Paid
October 31, 2004[2]	$5,483	($5,483)	$0
October 31, 2005	$8,529	($8,529)	$0
October 31, 2006	$11,425	($11,425)	$0

[2] The Mid Cap Fund commenced operations December 31, 2003.

Small Cap Fund
Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived and Expenses Reimbursed by Advisor	Net Advisory Fees Paid
October 31, 2004[3]	$6,333	($~~6,333~~182,619)	$0
October 31, 2005	$17,740	(~~17,740~~174,185)	$0
October 31, 2006	$55,528	($137,290)	$0

3 The Small Cap Fund commenced operations December 31, 2003.

Pursuant to a contractual agreement with each Fund, the Advisor is entitled to recoup any fees waived and/or expenses reimbursed to the Fund in the first, second and third fiscal years following the year in which the expense was incurred, provided the Fund does not exceed its expense limitation. As of October 31, ~~2005,~~2006, following amounts were subject to recoupment by the Advisor:

Name of Fund	Amount Subject to Recoupment
Small Cap Fund	$~~80,127~~182,619
Mid Cap Fund	$~~70,234~~174,185
Large Cap Fund	$~~51,738~~137,290

About the Portfolio Managers

David N. Dreman~~, Nelson Woodard and Leonid Shimunov, all serve on the Advisor’s investment committee and are jointly and primarily~~ serves as portfolio manager for all Funds; F. James Hutchinson serves as portfolio manager for the Large Cap Fund; Mark Roach as portfolio manager for the Mid-Cap Fund and Small Cap Fund; and E Clifton Hoover, Jr. serves as portfolio manager for the Large-Cap Fund and Small Cap Fund. Each of them is responsible for making the investment decisions for ~~each Fund~~the Funds with respect to which each is a portfolio manager (each, a “Portfolio Manager”)~~.~~, except that David N. Dreman has ultimate authority with respect to each Fund’s investment decisions. As of October 31, ~~2005,~~2006, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Funds:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
David N. Dreman	Investment Companies: ~~18~~19 Pooled Investment Vehicles: 3 Other Accounts: ~~108~~114	Investment Companies: $~~12.2~~14.4 billion Pooled Investment Vehicles: $~~48~~60M Other Accounts: $~~2.8~~4.1 billion	Investment Companies: None Pooled Investment Vehicles: 3 Other Accounts: None	Investment Companies: None Pooled Investment Vehicles: $~~48~~60M Other Accounts: None
~~Nelson Woodard~~F. James Hutchinson	Investment Companies: ~~4~~8 Pooled Investment Vehicles: 0 Other Accounts: ~~14~~0	Investment Companies: $~~3.2~~12.8 billion Pooled Investment Vehicles: $0 Other Accounts: $~~94M~~0	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: None	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: None
~~Leonid Shimunov~~Mark Roach	Investment Companies: ~~1~~7 Pooled Investment Vehicles: 0 Other Accounts: 0	Investment Companies: $~~4 million~~1.9 billion Pooled Investment Vehicles: $0 Other Accounts: $0	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: None	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: None
E. Clifton Hoover, Jr.	Investment Companies: 12 Pooled Investment Vehicles: 0 Other Accounts: 0	Investment Companies: $4.1 billion Pooled Investment Vehicles: $0 Other Accounts: $0	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: None	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: None

Each Portfolio Manager is compensated for his ~~or her~~ services by the Advisor. For the fiscal year ended October 31, ~~2005,~~2006, each Portfolio Manager’s compensation consisted of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations and (iii) such Portfolio Manager’s overall contribution to firm success. Finally, each Portfolio Manager is also eligible to participate in the Advisor’s profit sharing program. In addition, as ~~members~~a member of ~~an~~a related entity that acts as ~~general partner~~manager to ~~a~~three private equity ~~fund (a hedge fund)~~funds, Mr. Dreman ~~and Mr. Woodard also receive a share of a fee paid to the general partner based on the performance of the hedge fund’s portfolio.~~ also shares in the performance fee that is received by manager of these private funds, which is equal to 20% of all positive pre-tax performance returns in excess of the return since the last calculation date, accrued monthly and paid annually. This performance fee is in addition to the fixed management fee that the ~~general partner~~manager receives for managing ~~the hedge~~each private fund’s portfolio. In contrast, the fees paid by the ~~Fund~~Funds to the Advisor are not based the performance results of the ~~Fund~~Funds. The performance fee may create a potential conflict of interest by providing an incentive for ~~the Advisor~~Mr. Dreman to allocate more volatile stocks with greater capital appreciation opportunity to the ~~hedge fund~~private funds rather the Funds.

To the extent the Funds and another of the Advisor’s clients seek to acquire the same security at about the same time, the Funds may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Funds may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Funds. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection, or such other method as the Advisor deems fair and reasonable.

As of October 31, ~~2005,~~2006, the Portfolio Managers’ ownership of the ~~Fund~~Funds was as follows:

Portfolio Manager	Name of Fund	Dollar Range of Fund Shares
David N. Dreman	Large Cap Fund Mid Cap Fund Small Cap Fund	Over $1 million $500,001-$1,000,000 $500,001-$1,000,000
~~Nelson Woodard~~F. James Hutchinson	Large Cap Fund Mid Cap Fund Small Cap Fund	None None None
~~Leonid~~Mark ~~Shimunov~~Roach	Large Cap Fund Mid Cap Fund Small Cap Fund	None None None
E. Clifton Hoover, Jr.	Large Cap Fund Mid Cap Fund Small Cap Fund	None None None

The Advisor retains the right to use the name “Dreman” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Dreman” automatically ceases 90 days after termination of the Agreements and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on a Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”).

Name, Address*, (Date of Birth), Position with Trust~~,~~** ~~and~~, Term of Position with Trust	Principal Occupation During Past 5 Years ~~and~~ And Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; ~~Non-voting~~ Chairman of ~~Investment Committee of WH~~the investment committee for W.H. Donner Foundation and ~~WH~~ Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~38 series.

***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, ~~its~~their internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. The Audit Committee met ~~six~~four times during the year ended December 31, ~~2005.~~2006.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee was recently established in 2006 and held one meetings during the year ended December 31, 2006.

The following table provides information regarding each ~~Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each~~ officer of the Trust.

Name, Address*, (Date of Birth), Position with ~~Fund Complex~~Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952)*** Trustee, December 2002 to present~~

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust since November 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust ~~since~~from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

~~Freddie Jacobs, Jr.~~Terrance P. Gallagher, JD, CPA (~~1970)~~1958)***

Vice President, July 2006 to present;

Chief Financial Officer and Treasurer, ~~July 2005~~August 2006 to present~~; Secretary, September 2004 to June 2005; Assistant Secretary, July 2005 to present~~

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust~~’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to~~'s administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December ~~2003, Trust Officer from~~ 1998 to ~~2000;~~October 2004; Senior Vice President, Chief Financial Officer and Treasurer of ~~AmeriPrime Advisors Trust since July 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh~~AAL Capital Management and The AAL Mutual Funds from February ~~2004 to February 2005.~~1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust ~~since~~from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to ~~2000 and 2004 to 2005~~2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A. Barnes~~Bonds (1975) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust ~~since July~~from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the ~~trustees and~~ officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** ~~Fund Complex refers to Unified Series~~The Trust~~, which~~ currently consists of ~~34~~38 series.

~~*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Fund Complex.~~

*** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer.

The following table provides information regarding shares of the ~~Funds~~Fund and other portfolios of the ~~Fund Complex~~Trust owned by each Trustee as of December 31, ~~2005.~~2006.

Trustee	Dollar Range of each Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the ~~Fund Complex~~Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None

* ~~Fund Complex refers to Unified Series~~As of the date of this SAI, the Trust~~, which currently~~ consists of ~~34~~38 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each ~~series in the~~ Fund ~~Complex~~ on an individual basis and by the ~~Fund Complex~~Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are ~~Fund Complex~~Trust expenses and each ~~series~~Fund incurs its pro rata share of expenses ~~at the same rate~~based on the number of existing series in the Trust. As a result, the amount paid by each Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ ~~1,059~~1,184**	$0	$0	$~~36,000~~45,000
Stephen A. Little, Chairman of the Board	$~~1,059~~1,184**	$0	$0	$~~36,000~~45,000
Daniel J. Condon, Trustee	$~~706~~921***	$0	$0	$~~24,000~~35,000
Ronald C. Tritschler, Trustee	$921***	$0	$0	$35,000
~~Non-Independent Trustees and~~ Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
~~Ronald C. Tritschler, Trustee~~	~~$706~~	~~$0~~	~~$0~~	~~$24,000~~
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
~~Freddie Jacobs, CFO~~Terrance P. Gallagher, Vice President, Chief Financial Officer and Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,265~~3,947****	$0	$0	$~~145,000~~150,000*****
Heather ~~Barnes~~Bonds, Secretary	$0	$0	$0	$0

~~* The Trust currently consists of 34~~	* As of the date of this SAI, the Trust consists of 38 series.

** During the fiscal year ended October 31, 2006, each Trustee received a total of $1,314 in fees from each Fund.

*** During the fiscal year ended October 31, 2006, each Trustee received a total of $988 in fees from the each Fund.

**** During the fiscal year ended October 31, 2006, the CCO received a total of $4,100 from each Fund.

***** In addition to the CCO’s salary listed in the table, the Trust incurs $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the management agreement with the Advisor. As of January 31, ~~2006,~~2007, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Small Cap Fund
Name and Address	% Ownership	Type of Ownership
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	36.89%	Record
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	~~23.28~~29.06%	~~Beneficial~~Record
~~David N Dreman~~National Investor Services ~~0698 Eppley Drive Aspen, CO 81611~~ 55 Water Street New York, NY 10041	~~19.99~~9.43%	Record
~~National Financial Services Corp 1 World Financial Center 200 Liberty Street New York, NY 10281~~	~~15.13%~~	~~Beneficial~~
~~Profit Sharing Plan of Dreman Value Management, LLC 10 Exchange Place, Ste. 21 Jersey City, NJ 07302~~	~~14.05%~~	~~Beneficial~~

Mid Cap Fund
Name and Address	% Ownership	Type of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	~~57.58~~43.31%	~~Record~~Beneficial
Profit Sharing Plan of Dreman Value Management, LLC 10 Exchange Place, Ste. 21 Jersey City, NJ 07302	~~41.35~~36.54%	Record

~~Large Cap Fund~~
~~Name and Address~~	~~% Ownership~~	~~Type of Ownership~~
~~David N Dreman 0698 Eppley Drive Aspen, CO 81611~~	~~90.69%~~	~~Record~~
~~Profit Sharing Plan of Dreman Value Management, LLC~~Scottrade, Inc. ~~10 Exchange Place, Ste. 21~~ P.O. Box 31759 ~~Jersey City, NJ 07302~~ St. Louis, MO 63131	~~6.61~~12.16%	~~Beneficial~~Record

Large Cap Fund
Name and Address	%Ownership	Type of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	75.08%	Beneficial
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	10.34%	Record
Profit Sharing Plan of Dreman Value Management, LLC 10 Exchange Place, Ste. 21 Jersey City, NJ 07302	9.33%	Record

As of January 31, 2006, the officers and trustees of the Trust as a group beneficially ~~own~~owned less than 1% of each Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with a Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The following table sets forth each Fund’s turnover rate for the ~~for the~~ periods indicated:

Name of Fund	~~Fiscal Period Ending October 31, 2004~~ 	Fiscal Year ~~Ending~~Ended October 31, 2005	Fiscal Year Ended October 31, 2006
Small Cap Fund~~[1]~~	~~72.10%~~	84.72%	77.43%
Mid Cap Fund~~[1]~~	~~125.34%~~ 	132.04%	52.48%
Large Cap Fund~~[2]~~	~~13.48%~~	13.07%	20.38%

~~[1] The Small Cap Fund and Mid Cap Fund each commenced operations December 31, 2003.~~

~~2 The Large Cap Fund commenced operations November 4, 2003~~       The Mid Cap Fund experienced a high turnover rate for the fiscal year ended October 31, 2006, because the portfolio manager rebalanced the Fund’s portfolio to maintain compliance with its investment parameters and to keep the portfolio characteristics in line with its benchmark. The Advisor expects that the turnover rate will continue to be lower in subsequent periods.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions. In effecting purchases and sales of securities for the account of each Fund, the Advisor will seek best execution of orders. In certain instances, the Advisor may be permitted to pay higher brokerage commissions for research services. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Funds and the Advisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisor. When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place orders with firms that provide market, statistical and other research information to the Funds or the Advisor, although the Advisor is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-

research use is paid by the Advisor in cash. Subject to Section 28(e), the Funds could pay a firm that provides research services commissions for effecting a securities transaction for the Funds in excess of the amount other firms would have charged for the transaction if the Advisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Advisor’s overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Management fees received by the Advisor from each Fund are not reduced because these research services are received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

The Advisor receives written research data from brokers relative to economic and individual security analysis. The Advisor also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Advisor’s use of on-line data services such as Bloomberg and Factset for investment research. These payments will be made in exchange for the Advisor’s employing the broker to execute client transactions. The research products and services and on-line data services provided or paid for by brokers shall be used by the Advisor in servicing all of its clients’ accounts. In addition, assuming a broker provides the best price and best execution, the Advisor may direct Fund brokerage transactions to such broker in return for research provided by the broker and used by the Advisor in conducting its advisory business. For the fiscal year ended October 31, ~~2004,~~2006, the Advisor ~~did not direct any~~directed the following Fund brokerage transactions to ~~any~~ brokers ~~on the basis of~~who provided research services ~~provided by any such broker~~ to the ~~Fund.~~ Advisor:

Fund	Amount of Transactions	Brokerage Commissions
Large Cap Fund	$6,303,021	$2,231
Mid Cap Fund	$1,813,509	$1,135
Small Cap Fund	$17,964,367	$40,182

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent that a Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for a Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

The following table presents information about the brokerage commissions paid by the Funds to brokers during the last ~~two~~three fiscal years:

Brokerage Commissions Paid	Large Cap Fund[1]	Mid Cap Fund[2]	Small Cap Fund[2]
Fiscal Period ~~Ending~~Ended October 31, 2004	$~~3,262.10~~3,262	$ ~~1,809.69~~1,810	$~~3,280.95~~3,281
Fiscal Year ~~Ending~~Ended October 31, 2005	$1,019	$1,671	$16,056
Fiscal Year Ended October 31, 2006	$2,180	$1,135	$40,182

1 The Large Cap Fund commenced operations November 4, 2003.

[2] The Small Cap Fund and Mid Cap Fund each commenced operations December 31, 2003.

The Trust, the Advisor and the Funds’ Distributor have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Trust, the Advisor or the Distributor, free of charge, by calling Shareholder Services at 800-247-1014. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

Each Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Funds also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the ~~Fund does~~Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor, nor any of ~~its~~their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.          Each Fund also may post its complete portfolio holdings to the Funds’ website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees.

The Advisor’s policy provides that generally the Advisor will vote: (1) for routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock; and (2) against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be over-represented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting. For other proposals, the Advisor’s policy provides that it shall determine whether a proposal is in the best interest of a Fund and may take into account the following factors, among others: (1) whether the proposal was recommended by management and Advisor’s opinion of management; (2) whether the proposal acts to entrench existing management; and (3) whether the proposal fairly compensates management for past and future performance.

The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and a Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at 800-247-1014 to request a copy, or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204. A copy of the policies will be mailed to you within three days of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each Fund is determined ~~as of~~at the close of trading on the NYSE~~, which is~~  (normally 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in ~~the Funds’~~aFund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations~~, but may be valued on the basis of prices~~ furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined ~~in good faith~~ by the Advisor~~, in conformity with~~ in good faith according to guidelines ~~adopted by and subject to review of~~established by the Board of Trustees ~~of the Trust. The Board of Trustees annually approves the pricing service used by the Funds’ fund accounting agent. The~~. The Trust’s fund accounting agent maintains a pricing review committee~~, which is available to assist the Board with pricing issues. Manually priced securities held by a Fund (if any) are reviewed by the Board of Trustees~~ that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair valued securities on a quarterly basis.

Fixed income securities ~~generally~~ are valued ~~by using market quotations, but may be valued on the basis of prices furnished~~ by a pricing service when the Advisor believes such prices ~~accurately~~are accurate and reflect the fair market value of such securities~~. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices~~. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor~~, in conformity with guidelines adopted by and subject to review of the Board~~. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation~~, which the Board has determined will represent fair value~~.

~~A~~Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (~~included~~including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets = Net Asset Value Per Share

Shares Outstanding

An example of how ~~the Funds~~each Fund calculated ~~their~~its net asset value per share as of the fiscal year ended October 31, ~~2005~~2006 is as follows:

Large Cap Fund	Mid Cap Fund	Small Cap Fund
$ ~~6,226,570~~8,502,291 = $~~12.35~~13.90	$~~1,117,891~~1,731,894 = $~~12.66~~12.97	$~~3,365,988~~14,284,241 = $~~12.98~~16.83
~~503,988~~611,769	~~88,284~~133,481	~~259,358~~848,628

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. However, if the amount being redeemed is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to an election under Rule 18f-1 of the 1940 Act filed by the Trust on behalf of the Funds, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUNDS

Each Fund was organized as a series of a business trust, and each intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that each Fund actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the applicable Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and

•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

~~The Funds’ net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2005, neither the Large Cap Fund nor the Mid Cap Fund had any unused capital loss carryforwards. As of October 31, 2005, the Small Cap Fund had the unused capital loss carryforward in the following amounts:~~

~~Name of Fund~~	~~Total Capital Loss Carryforward~~	~~Amount Expiring in 2009~~	~~Amount Expiring in 2011~~	~~Amount Expiring in 2012~~	~~Amount Expiring in 2013~~
~~Small Cap Fund~~	~~$3,942,760~~	~~$226,494~~	~~$847,348~~	~~$1,808,272~~	~~$1,060,646~~

The Funds may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If they do so, the Funds will have to include in their income each share of the original issue discount that accrues on the securities during the taxable year, even if the Funds receive no corresponding payment on the securities during the year. Because the Funds annually must distribute (a) 98% of their ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of their investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Funds might realize capital gains or losses from any such sales, which would increase or decrease the Funds’ investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses a Fund realizes in connection with the hedge. Each Fund’s income from options and futures in each case derived with respect to its business of investing in stock, or securities or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report a Fund’s distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2006, neither the Large Cap Fund nor the Mid Cap Fund had any unused capital loss carryforwards. As of October 31, 2006, the Small Cap Fund had the unused capital loss carryforward in the following amounts:

Total Capital Loss Carryforward	Amount Expiring in 2011	Amount Expiring in 2012	Amount Expiring in 2013
$3,406,927	$537,034	$1,808,272	$1,061,621

The portion of the dividends a Fund pays (other than capital gains distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, Fund distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting a Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Funds’ investments. The custodian acts as the Funds’ depository, safekeeps ~~each Fund’s~~their portfolio securities, collects all income and other payments with respect thereto, disburses funds at ~~each Fund’s~~the Funds’ request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington.

FUND SERVICES

Unified ~~Fund Services, Inc. (“Unified”)~~, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds’ transfer agent. ~~A Trustee and the~~The officers of the Trust are members of management and/or employees of Unified ~~and/or shareholders of Unified Financial Services, Inc. (“UFS”)~~. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of ~~Unified.~~ each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from each Fund of $1.25 per shareholder account (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more) for these transfer agency services.

In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives ~~an annual~~a monthly fee from each Fund equal to an annual rate of 0.050% of the Fund’s assets up to $50 million, 0.040% of the Fund’s assets from $50 million to $100 million, 0.030% of the Fund’s assets from $100 million to $150 million, and 0.020% of the Fund’s assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

Unified also provides each Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from each Fund equal to an annual rate of 0.100% of the Fund’s assets under $50 million, 0.070% of the Fund’s assets from $50 million to $100 million, 0.050% of the Fund’s assets from $100 million to $150 million, and 0.030% of the Fund’s assets over $150 million (subject to a minimum fee of $2,500 per month.

For its transfer agency, fund accounting and administrative services, Unified received the following fees from each Fund during the last ~~two~~three fiscal ~~year~~years:

Small Cap Fund	Fiscal Period Ended October 31, 2004[1]	Fiscal Year Ended October 31, 2005	Fiscal Year Ended October 31, 2006
Transfer Agent Fees	$~~6,347~~7,272	$~~12,050~~13,123	$15,701
Fund Accounting Fees	$16,667	$20,000	$20,000
Administrative Fees	$16,667	$25,000	$25,917

~~1 The Small Cap Fund commenced operations December 31, 2003.  Mid Cap Fund~~	~~Fiscal Period Ended October 31, 2004[2]~~	~~Fiscal Year Ended October 31, 2005~~
~~Transfer Agent Fees~~	~~$6,346~~	~~$12,000~~
~~Fund Accounting Fees~~	~~$16,667~~	~~$20,000~~
~~Administrative Fees~~	~~$16,667~~	~~$25,000~~

1 The Small Cap Fund commenced operations December 31, 2003.

Mid Cap Fund	Fiscal Period Ended October 31, 2004[2]	Fiscal Year Ended October 31, 2005	Fiscal Year Ended October 31, 2006
Transfer Agent Fees	$7,131	$13,216	$14,100
Fund Accounting Fees	$16,667	$20,000	$20,000
Administrative Fees	$16,667	$25,000	$26,084

[2] The Mid Cap Fund commenced operations December 31, 2003.

Large Cap	Fiscal Period Ended October 31, 2004[3]	Fiscal Year Ended October 31, 2005	Fiscal Year Ended October 31, 2006
Transfer Agent Fees	$~~8,546~~12,423	$~~11,247~~14,814	$14,239
Fund Accounting Fees	$25,441	$14,392	$20,000
Administrative Fees	$25,442	$19,392	$25,916

[3]	The Large Cap Fund commenced operations November 4, 2003.

INDEPENDENT REGISTERED PUBLIC ~~ACCOUNTANTS~~ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite ~~1100~~1100, Westlake, Ohio 44145, has been selected as the independent registered public accountants for ~~each Fund for~~ the fiscal year ending October 31, ~~2006.~~2007. Cohen ~~McCurdy~~Fund Audit Services, Ltd. performs an annual audit of each Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. ~~A Trustee and certain officers~~An officer of the Trust ~~are shareholders of UFS, the parent company~~is an officer of the Distributor~~. As a result, such persons~~ and may be deemed to be ~~affiliates~~an affiliate of the Distributor. The Distributor, Unified, and the Custodian are controlled by Huntington Bancshares, Inc.

The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. ~~The Distributor and Unified Fund Services are controlled by UFS.~~

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of any Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on September 14, 2004 called for the purpose of, among other things, voting on such Plan.

Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each Fund pays the Advisor the 12b-1 fee described above.

For the fiscal year ended October 31, ~~2005,~~2006, the Advisor voluntarily waived payment from each Fund of the 0.25% 12b-1 fees (amounting to $~~14,700, $2,497,~~18,114, $3,365, and $~~4,641~~14,689 for the Large Cap Fund, the Mid Cap Fund and the Small Cap Fund, respectively). This is a voluntary waiver that may be discontinued at any time.

FINANCIAL STATEMENTS

The financial statements and independent registered public accountant’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Funds’ Annual Report to shareholders for the fiscal year ended October 31, ~~2005.~~2006. The Funds will provide the Annual Report without charge upon written request or request by telephone.

Marathon Value Portfolio

PROSPECTUS

February 28, ~~2006~~ 2007

INVESTMENT OBJECTIVE:

Long-term capital appreciation

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PAGE

RISK/RETURN SUMMARY	1

FEES AND EXPENSES OF INVESTING IN THE FUND	5

HOW TO BUY SHARES	5

HOW TO REDEEM SHARES	7

DETERMINATION OF NET ASSET VALUE	9

DIVIDENDS, DISTRIBUTIONS AND TAXES	10

MANAGEMENT OF THE FUND	11

FINANCIAL HIGHLIGHTS	13

PRIVACY POLICY	14
FOR MORE INFORMATION	BACK COVER

Ticker Symbol: MVPFX

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Marathon Value Portfolio (the “Fund”) is to provide shareholders with long-term capital appreciation in a well-diversified portfolio. The Fund will measure its performance against the Standard & Poor’s 500 Index®. It will benchmark both relative performance and volatility against that measure.

Principal Strategies

The Fund provides investors broad exposure to what the Fund’s advisor, Spectrum Advisory Services Inc., believes are the best opportunities or values in common stocks of U.S. companies. The Fund will invest in shares of companies that the advisor believes will appreciate in value over time and that are either under priced or reasonably priced in relation to their worth as a business.

The Fund invests primarily in common stocks of U.S. companies that have potential “value” in the advisor’s judgment. The advisor believes that determining value involves an effort to understand a company’s assets and business strengths and to compare those to the current price of the company’s stock. It is worth noting that in today’s economy, assets are often intangible. A value investor does not place great emphasis on precise projections of future earnings or on the current momentum of the company’s business. The Fund may purchase stock of a company that is labeled a “growth” company, provided that the advisor believes that the company’s stock is selling at a reasonable price relative to its value. The advisor intends for the Fund to provide investors with exposure to a wide number of industries.

In valuing a company, the advisor takes a long-term approach, with an emphasis on management strength and the fundamental profitability of the company’s business. To assess management strength, the advisor looks for characteristics such as a long-term record of success or positive opinions from industry observers. The advisor seeks companies whose businesses possess, in the advisor’s opinion, inherent strength based on factors such as superior production or distribution processes, unique products or quality franchises. The Fund may also purchase a company’s stock if the advisor’s assessment of the private market value of the company (i.e., the price at which knowledgeable buyers and sellers would exchange a comparable business) exceeds, by a material amount, the price of the security. The advisor’s assessment of private market value is based on reported similar transactions, information in industry publications or from individuals within the industry, or other sources of information.

The Fund may invest in short-term and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks. The Fund may invest in lower-rated debt securities of a company if the advisor believes that the company’s junk bonds offer more potential for participating in the company’s long-term prospects than could be achieved by investing in the company’s other available securities. The Fund also may invest up to ~~10~~5% of its assets in junk bonds rated at the time of purchase BB/Ba or lower by S&P or Moody’s or, unrated, but determined to be of comparable quality by the advisor. The Fund may retain securities that are subsequently downgraded or in default, or the advisor may sell them in an orderly manner. The Fund also may invest up to 15% of its assets, measured at the time of purchase, in equity securities of foreign issuers, including American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a U.S. bank or trust company evidencing ownership of shares of foreign-based issuers, and are an alternative to purchasing foreign securities in their national market and currency.

The Fund intends to remain substantially invested in shares of common stock. If, however, the advisor believes that sufficient investment opportunities that meet the Fund's investment criteria are not available the Fund may invest up to 20% of its total assets in money market funds, investment grade money market instruments, ~~including~~fixed income securities (including corporate bonds or notes U.S. government or government agency securities and mortgage backed securities~~, treasury bills or notes~~), repurchase agreements~~, agency securities~~, commercial paper and cash equivalents. The Fund endeavors to keep to a minimum the amount invested in money market funds due to the fact that such funds incur duplicate management and other fees. By keeping cash on hand, the Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Fund may not achieve its investment objective when holding a substantial cash position.

The advisor believes its price-driven, value-oriented approach will provide investors with the opportunity for growth, while providing some protection against permanent impairment of capital. The advisor seeks to reduce risk by buying stocks the advisor believes are reasonably priced relative to the company’s earnings and sales, by diversifying broadly and by avoiding current market favorites. The advisor’s decision to purchase a stock is made without regard to the market capitalization of the company or its weighting in any market index. The Fund may invest in companies of all sizes, which includes large, mid-cap, and small-cap securities.

The Fund may sell a security when the advisor believes the price is no longer undervalued relative to the company’s earnings and sales, the company’s prospects have deteriorated, there has been a change in management, or better investment opportunities are available.

Principal Risks of Investing in the Fund

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Growth Risk. Growth companies are companies that the Fund’s advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•

Management Risk. The advisor’s investment approach may fail to produce the intended results. If the advisor’s perception of a company’s worth is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Small-Cap and Mid-Cap Risk. Stocks of small-capitalization and mid-capitalization companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small-and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small-cap and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small-cap or mid-cap stock, and this lack of market liquidity can adversely affect

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller than those in the U.S. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. There is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

•

Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments in debt securities. Increases in interest rates may cause the value of the Fund’s investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is greater for investments in junk bonds. In addition, the issuers of certain types of securities, such as mortgage-backed securities, may prepay principal earlier than scheduled when interest rates rise, forcing the Fund to reinvest in lower yielding securities. Slower than expected principal payments may also extend the average life of such securities, locking in below-market interest rates and reducing their value.

•

Credit Risk. Changes in the financial strength of an issuer may affect the issuer’s ability to repay principal and to make timely interest payments. The degree of risk for a particular security may be reflected in its credit rating. Junk bonds are subject to greater credit and market risk than higher rated securities.

•

Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes a covered call option, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the security declines. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for You?

The Fund may be suitable for:

•	Long-term investors seeking a fund with a value investment strategy
•	Investors who can tolerate the risks associated with common stock investments
•	Investors willing to accept the greater market price fluctuations of smaller companies

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in short-term U.S. Government securities, money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 14.92% (quarter ended June 30, 2003); and the lowest return was -12.82% (quarter ended September 30, 2002).

* On January 3, 2003, the Fund acquired the assets and liabilities of the Marathon Value Portfolio, a series of AmeriPrime Funds, in a tax-free reorganization. This administrative reorganization did not change the Fund’s portfolio manager, investment objective or investment strategies. Since the Fund is a continuation of the predecessor fund, the bar chart and table include the predecessor fund’s returns.

                AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, ~~2005~~2006)

	1 Year	5 Years	Since March 28, 2000[3]
The Fund
Return Before Taxes	~~6.20~~11.76%	~~7.32~~8.73%	~~9.10~~9.49%
Return After Taxes on Distributions¹	~~5.71~~11.18%	~~6.94~~8.32%	~~8.70~~9.06%
Return After Taxes on Distributions and Sale of Fund Shares¹	~~4.36%~~8.00%	~~6.12%~~7.38%	~~7.71%~~8.09%

S&P 500 Index[2] (reflects no deductions for fees, expenses, or taxes)	~~4.92%~~15.79%	~~0.53%~~6.19%	~~(1.66%)~~5.35%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is representative of a broader market and range of securities than is found in the Fund’s portfolio.

3 The Fund’s current advisor began managing the predecessor fund on March 28, 2000.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1]	NONE
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.25%
Distribution (12b-1) Fees	NONE
Other Expenses[2]	0.02%
Total Annual Fund Operating Expenses	1.27%
Expense Reimbursement~~[2]~~[3]	0.02%
Net Expenses	1.25%

1 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2Fees and expenses of underlying investment companies in which the Fund invests (“acquired funds”), which are less than 0.01% of average daily net assets of the Fund, are included in Other Expenses.

3 The Fund’s advisor contractually has agreed through October 31, ~~2006~~2007 to waive all or a portion of its fee and/or reimburse ~~the~~certain Fund~~’s~~ operating expenses , but only to the extent necessary to maintain the Fund’s ~~total annual operating~~net expenses, ~~except~~excluding brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short) ~~and~~, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds) at 1.25% of average daily net assets.

Example:

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursement reflected in the first year) and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

1 year	3 years	5 years	10 years
$127	$401	$695	$1,532

HOW TO BUY SHARES

Initial Purchase

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums in certain circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amounts) made payable to the Fund;

Mail the completed application and check to:

U.S. Mail:	Marathon Value Portfolio
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Marathon Value Portfolio
c/o Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 788-6086 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price will be the net asset value next determined after the wire is received by the Fund. Any delays that may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

-your name	-the name of your account(s)
-your account number(s)	-a check made payable to Marathon Value Portfolio

Checks should be sent to the Marathon Value Portfolio at the address listed under the heading “How to Buy Shares – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “How to Buy Shares– By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since the Fund is oriented to longer term investments,~~Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Marathon Value Portfolio
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Marathon Value Portfolio
c/o Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund’s name, your account number, account name(s), address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper order. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or to prevent other unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (800) 788-6086 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 788-6086. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions ~~or exchanges~~. If you are unable to reach the Fund by telephone, you may request a redemption ~~or exchange~~ by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders.

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple customers and typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 788-6086. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value (NAV) per share. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor pursuant to guidelines established by the Board of Trustees. Good faith pricing also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon sale of the security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes as dividends to its shareholders substantially all of its net investment income ~~in the form of dividends and taxable~~and any realized net capital gains ~~to its shareholders~~. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund typically distributes its net long term capital gains and its net short term capital gains annually.

Taxes. ~~Investment~~Net investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described in the table below. Dividends normally will be distributed by the Fund on an annual basis. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations.

The Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at lower long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 ~~(~~and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “~~2003~~ Tax ~~Act~~Acts”).

Type of Transaction                                                          Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate

taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate

taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains are taxed at the same rate as ordinary
for one year or less	income; losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, ~~2008.~~ 2010.

Under the ~~2003~~ Tax ~~Act~~Acts, effective for taxable years after December 31, 2002 through December 31, ~~2008,~~2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investments in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Spectrum Advisory Services, Inc., 1050 Crown Pointe Parkway, Suite 750, Atlanta, GA 30338, www.spectrumadvisory.com, serves as investment advisor to the Fund. Spectrum has been providing portfolio management services since its founding in 1991 by Marc S. Heilweil. The advisor provides equity and fixed income portfolio management services to a select group of individuals, pension and profit sharing plans, trusts, estates and non-profit organizations and, as of January 31, ~~2006,~~2007, managed over $~~342~~373 million in assets.

For its services to the Fund, the advisor is entitled to receive an annual fee equal to 1.25% of the Fund’s average daily net assets. The ~~advisor pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Fund does not pay any 12b-1 fees). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the advisor. The~~ Fund’s advisor contractually has agreed through October 31, ~~2006, to~~2007, to waive all or a portion of its fee and/or reimburse ~~the~~certain Fund~~’s~~ operating expenses, but only to the extent necessary to maintain the Fund’s ~~total annual operating~~net expenses, ~~except~~excluding brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short) ~~and~~ , extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds) at 1.25% of average daily net assets. For the fiscal year ending October 31, ~~2005~~2006 the advisor earned an annual fee from the Fund equal to 1.25% of the Fund’s average daily net assets (and received 1.23% after waiver and reimbursement).

The advisor (not the Fund) may pay certain financial institutions a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

A discussion of the factors that the Board considered in approving the Fund’s management agreement is included in the Fund ~~annual or~~ semi-annual report~~, as applicable.~~ to shareholders for the period ended April 30, 2006.

About the Portfolio Manager: Marc S. Heilweil has been primarily responsible for the day-to-day management of the Fund since March 28, 2000. Mr. Heilweil has been President of the advisor since 1991. His principal occupation since 1977 has been that of an investment counselor. Mr. Heilweil manages equity and fixed income portfolios for the advisor’s clients. As of January 31, ~~2006,~~ 2007, Mr. Heilweil and Spectrum owned ~~3.9~~ 4.21% of the Fund’s shares.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio manager: (i) compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager’s ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund (including its predecessor fund) since its inception. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Financial information for the years ended October 31, 2004 through ~~2005~~2006 has been audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy~~,~~ Ltd.), whose report, along with the Fund’s financial statements, ~~are~~is included in the Fund’s annual report, which is available from the Fund upon request without charge. Information for all other years was audited by the Fund’s previous auditors.

~~Marathon Value Portfolio~~
~~Financial Highlights~~
~~(For one share outstanding during the period)~~
	~~Year ended~~	~~Year ended~~	~~Year ended~~		~~Year ended~~		~~Year ended~~
	~~October 31, 2005~~	~~October 31, 2004~~	~~October 31, 2003~~		~~October 31, 2002~~		~~October 31, 2001~~

~~Selected Per Share Data~~
~~Net asset value, beginning of period~~	~~$13.09~~ 	~~$11.55~~ 	~~$9.65~~ 		~~$10.63~~ 		~~$10.38~~
~~Income from investment operations~~
~~Net investment income~~	~~0.10~~	~~0.09~~	~~0.09~~	~~(a)~~	~~0.12~~ 	~~(a)~~	~~0.16~~	~~(a)~~
~~Net realized and unrealized  gain (loss)~~	~~1.22~~ 	~~1.53~~ 	~~1.91~~ 		~~(0.98)~~		~~0.18~~
~~Total from investment operations~~	~~1.32~~	~~1.62~~	~~2.00~~		~~(0.86)~~		~~0.34~~
~~Less Distributions to shareholders:~~
~~From net investment income~~	~~(0.10)~~	~~(0.08)~~	~~(0.10)~~		~~(0.12)~~		~~(0.09)~~
~~Total distributions~~	~~(0.10)~~	~~(0.08)~~	~~(0.10)~~		~~(0.12)~~		~~(0.09)~~

~~Net asset value, end of period~~	~~$ 14.31~~ 	~~$ 13.09~~ 	~~$ 11.55~~ 		~~$ 9.65~~ 		~~$ 10.63~~

~~Total Return (Loss) (b)~~	~~10.11%~~	~~14.12%~~	~~20.88%~~		~~-8.21%~~		~~3.24%~~

~~Ratios and Supplemental Data~~
~~Net assets, end of period (000)~~	~~$ 20,523~~ 	~~$ 16,819~~ 	~~$ 13,445~~ 		~~$ 10,287~~ 		~~$ 7,294~~
~~Ratio of expenses to average net assets before waiver~~	~~1.27%~~	~~1.26%~~	~~1.27%~~		~~1.28%~~		~~1.29%~~
~~Ratio of expenses to average net assets~~	~~1.25%~~ 	~~1.25%~~ 	~~1.26%~~ 		~~1.28%~~ 		~~1.28%~~
~~Ratio of net investment income to average net assets before waiver~~	~~0.73%~~	~~0.78%~~	~~0.86%~~		~~1.11%~~		~~1.45%~~
~~Ratio of net investment income to average net assets~~	~~0.76%~~	~~0.79%~~	~~0.87%~~		~~1.11%~~		~~1.45%~~
~~Portfolio turnover rate~~	~~38.04%~~ 	~~28.21%~~ 	~~46.03%~~ 		~~44.44%~~ 		~~60.79%~~

~~(a) Net investment income per share was based on average shares outstanding throughout the year.~~
~~(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.~~

Marathon Value Portfolio
Financial Highlights
(For one share outstanding during the period)
	Year ended	Year ended	Year ended	Year ended		Year ended
	October	October	October	October		October
	31, 2006	31, 2005	31, 2004	31, 2003		31, 2002

Selected Per Share Data
Net asset value, beginning of period	$ 14.31	$ 13.09	$ 11.55	9.65		$ 10.63
Income from investment operations
Net investment income	0.11	0.10	0.09	0.09	(a)	0.12	(a)
Net realized and unrealized gain (loss)	1.45	1.22	1.53	1.91		(0.98)
Total from investment operations	1.56	1.32	1.62	2.00		(0.86)
Less Distributions to shareholders:
From net investment income	(0.10)	(0.10)	(0.08)	(0.10)		(0.12)
From capital gains income	(0.23)
Total distributions	(0.33)	(0.10)	(0.08)	(0.10)		(0.12)

Net asset value, end of period	$ 15.54	$ 14.31	$ 13.09	$ 11.55		$ 9.65

Total Return (b)	11.01%	10.11%	14.12%	20.88%		-8.21%

Ratios and Supplemental Data
Net assets, end of period (000)	$24,937	$20,523	$16,819	$13,445		$10,287
Ratio of expenses to average net assets
before waiver	1.27%	1.27%	1.26%	1.27%		1.28%
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.26%		1.28%
Ratio of net investment income to
average net assets before waiver	0.77%	0.73%	0.78%	0.86%		1.11%
Ratio of net investment income to
average net assets	0.79%	0.76%	0.79%	0.87%		1.11%
Portfolio turnover rate	29.03%	38.04%	28.21%	46.03%		44.44%

(a) Net investment income per share was based on average shares outstanding throughout the year.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, amount of investment and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, independent accountants and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The reports may also include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (“SAI”): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting Shareholder Services at (800) 788-6086. You may also request other information about the Fund and make shareholder inquiries. Additionally, the Fund’s reports can be obtained at its website http://www.marathonvalue.com. Shortly after the end of each month, the website is also updated with an alphabetical listing of the Fund’s ten largest equity positions, as well as complete performance data.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

MARATHON VALUE PORTFOLIO

STATEMENT OF ADDITIONAL INFORMATION

February 28, ~~2006~~ 2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Marathon Value Portfolio dated February 28, ~~2006.~~2007. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, ~~2005~~2006 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 788-6086.

TABLE OF CONTENTS	PAGE

DESCRIPTION OF THE TRUST AND FUND	2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS                             3

INVESTMENT LIMITATIONS	8

INVESTMENT ADVISOR	10

TRUSTEES AND OFFICERS	13

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	15

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	16

PORTFOLIO TURNOVER	16

PORTFOLIO TRANSACTIONS AND BROKERAGE	~~16~~17

DISCLOSURE OF PORTFOLIO HOLDINGS	18

PROXY VOTING POLICY	19

DETERMINATION OF NET ASSET VALUE	20

REDEMPTION IN-KIND	21

STATUS AND TAXATION OF THE FUND	21

CUSTODIAN	~~23~~24

FUND SERVICES	~~23~~24

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~24~~25

DISTRIBUTOR	~~24~~25

FINANCIAL STATEMENTS	~~24~~25

DESCRIPTION OF THE TRUST AND FUND

Marathon Value Portfolio (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.

On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998. Spectrum Advisory Services, Inc. (the “Advisor”) began providing investment advisory services to the Predecessor Fund on March 28, 2000.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that ~~any amendment~~certain amendments that could adversely ~~affects~~affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and this SAI.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Annual Report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

A.   Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in each of the following: rights, warrants or convertible securities. ~~Equity securities in which the Fund may invest include S&P Depositary Receipts (“SPDRs”) and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments in which the Fund may invest track the movement of other stock indices.~~

Equity securities in which the Fund may invest include exchange-traded funds (“ETFs”), including S&P Depositary Receipts (“SPDRs”), inverse index ETFs, Sector ETFs and other exchange-traded products. When the Fund invests in ETFs or other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

B.    Fixed Income Securities. The Fund may invest in short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks. Changes in interest rates will affect the value of the Fund’s investments in debt securities. Increases in interest rates may cause the value of the Fund’s investments to decline and this decrease in value may not be offset by higher interest income from new investments. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of fixed income securities.

C.    ~~B.~~ Foreign Securities. The Fund may invest up to 15% of its assets in foreign equity securities including American Depositary Receipts, measured at the time of purchase. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

American Depositary Receipts and European Depositary Receipts (“ADRs” and “EDRs”) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

D.   ~~C.~~ REITs. The Fund may invest up to 15% of its assets in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

E.    ~~D.~~ Indexed Securities. The Fund may invest up to 5% of its net assets in purchases of securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

The performance of indexed securities depends to a great extent on the performance of the security, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

F.    ~~E.~~ Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest up to 5% of its assets in convertible securities.

G.   ~~F.~~ Junk Bonds. The Fund may invest up to 10% of its total assets in junk bonds rated at the time of purchase BB/Ba or lower by S&P or Moody's or, unrated, but determined to be of comparable quality by the Advisor. Junk bonds are subject to greater market risk and credit risk, or loss of principal and interest, than higher rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing the securities for the purpose of computing its net asset value. Adverse publicity and investors’ perception about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower rated securities generally responds to short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or ~~an increase in~~rising interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for lower rated securities may be less liquid than the market for higher rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher rated securities, and it also may be more difficult during certain adverse market conditions to sell lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

H.   ~~G.~~ Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (“U.S. Government Obligations”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Fund’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 20% of its net assets in repurchase agreements.

~~H.   Fixed Income Securities. The Fund may invest in short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks. Changes in interest rates will affect the value of the Fund’s investments in debt securities. Increases in interest rates may cause the value of the Fund’s investments to decline and this decrease in value may not be offset by higher interest income from new investments. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of fixed income securities.~~

I.     Loans Of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

J.     Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will limit its short sales so that no more than 10% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited. The Fund’s policy with respect to short sales is Non-Fundamental (see Investment Limitations below), and may be changed by the Board of Trustees without the vote of the Fund’s shareholders.

K.   Collateralized Mortgage Obligations (“CMOs”). CMOs are securities that are collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

L.    Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indexes of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the option transaction.

M.     Variable Rate Debt Instruments. The Fund may invest in variable rate debt instruments. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.            Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.            Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.     Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.     Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.     Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.     Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.     Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.     Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on ~~its~~the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.     Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.     Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

3.     Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.     Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements.

5.     Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale and other illiquid securities.

INVESTMENT ADVISOR

The Advisor is Spectrum Advisory Services, Inc., 1050 Crown Pointe Parkway, Suite 750, Atlanta, GA 30338. Marc S. Heilweil, President of the Advisor, is the sole shareholder of the Advisor. Prior to March 28, 2000, Burroughs & Hutchinson, 702 W. Idaho Street, Suite 810, Boise, Idaho 83702 was the Predecessor Fund’s investment advisor.

Under the terms of the management agreement (the “Agreement”), the Advisor ~~manages~~is responsible for managing the Fund’s investments, subject to ~~approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses and Rule 12b-1 expenses~~oversight by the Board of Trustees. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. The Advisor has contractually agreed through October 31, ~~2006~~2007 to waive all or a portion of its fee and/or reimburse ~~the~~certain Fund~~’s~~ operating expenses, but only to the extent necessary to maintain the Fund’s ~~total annual operating~~net expenses, ~~except~~excluding brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), ~~and~~ extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds) at 1.25% of average daily net assets.

~~A discussion regarding the factors considered by the Board of Trustees in approving the Agreement is included in the Fund’s annual or semi-annual report, as applicable.~~

The following table describes the advisory fees paid to the Advisor by the Fund for the last three fiscal periods:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Reimbursed and/or Waived	Net Advisory Fees Paid
~~October 31, 2003~~	~~$146,797~~	~~$1,423~~	~~$145,374~~
October 31, 2004	$187,641	$2,128	$185,513
October 31, 2005	$232,637	$4,694	$227,943
October 31, 2006	$285,008	$3,534	$281,474

The Advisor retains the right to use the name “Spectrum” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Spectrum” automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

Mr. Heilweil, President of the Advisor, serves as the sole Portfolio Manager for the Fund and, as such, is primarily responsible for making all investment decisions of the Fund (“Portfolio Manager”). As of October 31, ~~2005,~~2006, the Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	~~$0~~N/A	N/A	N/A
Pooled Investment Vehicles	0	~~$0~~N/A	N/A	N/A
Other Accounts	~~381~~392	$~~313,425,888~~334,641,783	0	N/A

The Portfolio Manager is compensated for his services by the Advisor. For the fiscal year ended October 31, ~~2005,~~2006, the Portfolio Manager’s compensation consisted of a salary, bonuses, pension and retirement plans and other compensation arrangements.

As set forth above, the Portfolio Manager provides investment advisory and other services to clients other than the Fund. There may be circumstances under which the Portfolio Manager will cause a separate account to commit a larger percentage of its assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for a separate account and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other account.

It is generally the Advisor’s policy that investment decisions for all accounts that the Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Advisor. When feasible, the Portfolio Manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other accounts of the Advisor. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.

In addition, the Portfolio Manager may also carry on investment activities for his own account(s) and/or the accounts of immediate family members. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. Pursuant to the Code of Ethics adopted by each of the Trust and the Advisor, the Portfolio Manager is prohibited from effecting transactions for their personal accounts which are contrary to recommendations being made to the Fund . In addition, the Portfolio Manager is prohibited from competing with the Fund in connection with such transactions.

As of October 31, ~~2005,~~2006, the Portfolio Manager beneficially owned ~~$500,000 to $1,000,000~~over $1 million in equity securities of the Fund.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”).

Name, Address*, (Date of Birth), Position with Trust~~,~~** ~~and~~, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; ~~Non-voting~~ Chairman of ~~Investment Committee of WH~~the investment committee for W.H. Donner Foundation and ~~WH~~ Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~38 series.

***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met ~~six~~four times during the year ended December 31, ~~2005.~~2006.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee was established in 2006 and held two meetings during the year ended December 31, 2006.

The following table provides information regarding each ~~Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each~~ officer of the Trust.

Name, Address*, (Date of Birth), Position with Trust,** ~~and~~ Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952)*** Trustee, December 2002 to present~~

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

~~Freddie Jacobs, Jr.~~Terrance P. Gallagher, JD, CPA (~~1970)~~1958)*** Vice President, July 2006 to present; Chief Financial Officer and Treasurer, ~~July 2005~~August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust~~’~~'s administrator, since ~~December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to~~November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December ~~2003, Trust Officer from~~ 1998 to ~~2000;~~October 2004; Senior Vice President, Chief Financial Officer and Treasurer of ~~AmeriPrime Advisors Trust from July 2005 to September 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh~~AAL Capital Management and The AAL Mutual Funds from February ~~2004 to February 2005.~~1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A. Barnes~~Bonds (1975) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the ~~trustees and~~ officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~38 series.

~~*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Fund Complex.~~

*** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer.

The following table provides information regarding shares of the Fund and other portfolios of the ~~Fund Complex~~Trust owned by each Trustee as of December 31, ~~2005.~~2006.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None

* The Trust currently consists of ~~34~~38 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by ~~each series in~~ the Fund ~~Complex~~ on an individual basis and by the ~~Fund Complex~~Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are ~~Fund Complex~~Trust expenses and ~~each series incurs its expenses at the same rate~~the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation ~~from~~From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ ~~1,059~~1,184**	$0	$0	$~~36,000~~45,000
Stephen A. Little, Chairman of the Board	$~~1,059~~1,184**	$0	$0	$~~36,000~~45,000
Daniel J. Condon, Trustee	$921***	$0	$0	$~~24,000~~35,000
Ronald C. Tritschler, Trustee	$921***	$0	$0	$35,000
~~Non-Independent Trustees and~~ Officers	Aggregate Compensation ~~from~~From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
~~Ronald C. Tritschler, Trustee~~	~~$706~~	~~$0~~	~~$0~~	~~$24,000~~
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
~~Freddie Jacobs, CFO~~Terrance P. Gallagher, Vice President, Chief Financial Officer and Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,265~~3,947****	$0	$0	$~~145,000~~150,000*****
Heather ~~Barnes~~Bonds, Secretary	$0	$0	$0	$0

* The Trust currently consists of ~~34~~38 series.

** During the fiscal year ended October 31, 2006, each Trustee received a total of $1,314 in fees from the Fund.

*** During the fiscal year ended October 31, 2006, each Trustee received a total of $988 in fees from the Fund.

**** During the fiscal year ended October 31, 2006, the CCO received a total of $4,100 from the Fund.

***** In addition to the CCO’s salary listed in the table, the Trust incurs $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of January 31, ~~2006,~~2007, the following persons were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	~~60.04~~62.07%	~~Beneficial~~Record
National Financial Services Corp. 1 World Financial Center 200 Liberty Street New York, NY 10281	~~5.50~~8.50%	~~Beneficial~~Record

As of January 31, ~~2006, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.~~2007, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

WHEN YOU OPEN AN ACCOUNT WITH THE FUND, THE FUND’S TRANSFER AGENT WILL REQUEST THAT YOU PROVIDE YOUR NAME, PHYSICAL ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER. YOU MAY ALSO BE ASKED FOR OTHER INFORMATION THAT, IN THE TRANSFER AGENT’S DISCRETION, WILL ALLOW THE FUND TO VERIFY YOUR IDENTITY. ENTITIES ARE ALSO REQUIRED TO PROVIDE ADDITIONAL DOCUMENTATION. THIS INFORMATION WILL BE VERIFIED TO ENSURE THE IDENTITY OF ALL PERSONS OPENING AN ACCOUNT WITH THE FUND. THE FUND RESERVES THE RIGHT TO (I) REFUSE, CANCEL OR RESCIND ANY PURCHASE OR EXCHANGE ORDER, (II) FREEZE ANY ACCOUNT AND/OR SUSPEND ACCOUNT ACTIVITIES, OR (III) INVOLUNTARILY REDEEM YOUR ACCOUNT IN CASES OF THREATENING CONDUCT OR SUSPECTED FRAUDULENT OR ILLEGAL ACTIVITY. THESE ACTIONS WILL BE TAKEN WHEN, IN THE SOLE DISCRETION OF THE FUND’S TRANSFER AGENT, THEY ARE DEEMED TO BE IN THE BEST INTEREST OF THE FUND, OR IN CASES WHERE THE FUND IS REQUESTED OR COMPELLED TO DO SO BY GOVERNMENTAL OR LAW ENFORCEMENT AUTHORITY.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the fiscal years ended October 31, ~~2004,~~2005, and ~~2005~~2006 was ~~28.21% and~~ 38.04% and 29.03%, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. ~~Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received.~~ It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. During the fiscal year ended October 31, ~~2005,~~2006, the Advisor did not direct any brokerage commissions to any brokers on the on the basis of research services provided by such brokers to the Fund.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent that the Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

The following table describes the brokerage commissions paid by the Fund for the last three fiscal years.

Fiscal Year Ended October 31, 2004	~~Fiscal Year Ended October 31, 2003~~	Fiscal Year Ended October 31, 2005	Fiscal Year Ended October 31, 2006
$1,653	~~$3,189~~	$,2,472	$2,678

The Trust, the Advisor and the Fund’s Distributor have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Trust, the Advisor or the Distributor, free of charge, by calling Shareholder Services at (800) 788-6086. You may also obtain copies of the Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor, nor any of its affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.                 The Fund also will post information regarding its ten largest portfolio holdings, as well as complete performance data to its website located at www.marathonvalue.com, within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

PROXY VOTING POLICY

The Trust and the Fund’s Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. The Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Advisor’s Proxy Voting Guidelines provide that the Advisor will give substantial weight to the recommendations of management, but the Advisor will not support management proposals that it believes will be detrimental to the shareholder value. The Advisor’s Guidelines outline specific factors that it will consider in deciding how to vote proxies relating to, among other things, director elections, corporate governance, executive compensation, and social and environmental issues. For example, the Guidelines provide that the Advisor will vote generally in favor of management’s slate of directors, although it will not vote to re-elect a board that has, in the past, acted to entrench itself and/or management in office by, among other things, adopting excessive anti-take over measures. The Guidelines also provide that the Advisor generally will vote for management proposals that (a) adopt or add to confidential and independent vote tabulation practices, (b) seek to increase the number of independent directors serving on a board, and (c) create strong and attractive compensation packages needed to motivate good executives, while at the same time holding management accountable for the company’s performance. Among other things, the Advisor will generally vote against (a) fair price amendments, (b) creation of various anti-takeover devices such as poison pills and golden parachutes, and (c) proposals that seek to eliminate or limit the rights of shareholders. Under the Trust’s Proxy Voting Policy, if any potential conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at (800) 788-6086 to request a copy, or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204. A copy of the policies will be mailed to you within three days of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations~~, but may be valued on the basis of prices~~ furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined ~~in good faith~~ by the Advisor~~, in conformity with~~ in good faith according to guidelines ~~adopted by and subject to review of~~established by the Board of Trustees ~~of the Trust~~. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees ~~annually approves the pricing service used by the Fund’s fund accounting agent. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees~~. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair value securities on a quarterly basis.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the fiscal year ended October 31, ~~2005~~2006 is as follows:

~~$ 20,522,826~~ 	~~= $14.31~~

~~1,434,352~~

$ 24,937,482	= $15.54

1,605,039

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the being redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 of the 1940 Act filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. Qualification generally will relieve the Fund of liability for federal income taxes. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, ~~2005,~~2006, the Fund had no unused capital loss carryforwards for federal tax purposes.

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income each share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as a long-term instead of a short-term capital loss, to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares.

FUND SERVICES

Unified ~~Fund Services, Inc. (“Unified”)~~, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund’s transfer agent. ~~A Trustee and the~~The officers of the Trust are members of management and/or employees of Unified ~~and/or shareholders of Unified Financial Services, Inc. (“UFS”)~~. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of ~~Unified.~~ each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder account (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more) for these transfer agency services.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives ~~an annual~~a monthly fee from the Advisor equal to an annual rate of 0.050% of the Fund’s assets up to $50 million, 0.040% of the Fund’s assets from $50 million to $100 million, 0.030% of the Fund’s assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1667 per month for assets up to $50 million).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.100% of the Fund’s assets under $50 million, 0.070% of the Fund’s assets from $50 million to $100 million, 0.050% of the Fund’s assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Advisor during the last three fiscal periods:

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
October 31, 2006	$16,721	$29,353	$32,657
October 31, 2005	$15,425	$20,000	$30,000
October 31, 2004	$16,751	$27,727	$30,404
~~October 31, 2003~~	~~$14,581~~	~~$19,667~~	~~$25,000~~

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending October 31, ~~2006.~~2007. Cohen ~~McCurdy~~Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consult

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. ~~A Trustee and certain officers~~An officer of the Trust ~~are shareholders of UFS, the parent company~~is an officer of the Distributor~~. As a result, such persons~~ and may be deemed to be ~~affiliates~~an affiliate of the Distributor. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. ~~The Distributor and Unified Fund Services are controlled by UFS.~~

FINANCIAL STATEMENTS

The financial statements and independent registered public accountant’s report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, ~~2005.~~2006. You can obtain the Annual Report without charge by calling Shareholder Services at (800) 788-6086 or upon written request.

QCM Absolute Return Fund

Prospectus dated ~~November 21, 2005~~February 28, 2007

(866) 726-0044

5619 DTC Parkway, Suite 100

Greenwood Village, CO 80111

www.qcmfunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PAGE

RISK/RETURN SUMMARY	1

HOW HAS THE FUND PERFORMED IN THE PAST?	6

FEES AND EXPENSES OF INVESTING IN THE FUND	8
HOW TO BUY SHARES	9

~~SALES CHARGES~~	~~10~~
HOW TO REDEEM SHARES	~~14~~11
DETERMINATION OF NET ASSET VALUE	~~17~~14
DIVIDENDS, DISTRIBUTIONS AND TAXES	~~18~~14
MANAGEMENT OF THE FUND	~~20~~16
OTHER INVESTMENT INFORMATION	~~21~~18
PORTFOLIO HOLDING DISCLOSURE POLICY	~~24~~21
FINANCIAL HIGHLIGHTS	~~25~~22
PRIVACY POLICY	~~26~~23
FOR MORE INFORMATION	Back Cover

RISK/RETURN SUMMARY

Investment Objective

The QCM Absolute Return Fund (the “Fund”) seeks to achieve a positive return over a full market cycle, even during periods when stock and bond markets are falling.

Principal Strategies

The Fund’s advisor, Quixote Capital Management, LLC, seeks investment opportunities created by significant corporate events or business transactions, such as spin-offs, mergers and acquisitions, bankruptcies, distributions, tender offers or reorganizations. Using an event-driven investment strategy, the advisor attempts to predict the outcome of a particular transaction as well as the optimal time to invest. The advisor will attempt to minimize the Fund’s exposure to the risks involved in the transaction by engaging in short sales and options transactions.

In selecting investments for the Fund, the advisor reviews broadly disseminated news stories or company announcements concerning corporate events. In the event of an acquisition, tender offer, dividend payout, stock buy back, debt issuance or other corporate action, the advisor examines the company to determine whether the Fund can capitalize upon the event. The advisor first reviews company filings and financial statements, as well as the history of the company and its industry. The advisor typically conducts its own research internally, but also may rely upon research materials prepared by brokerage firms. The advisor’s next step is determining the issue specific or general market risks involved in the transaction. The advisor then reviews the most advantageous method of hedging the Fund’s exposure to these risks to enhance the risk/return profile of the investment.

The Fund may invest in equity and fixed income securities, preferred stock, or convertible securities. The Fund also may invest in other investment companies, including closed end funds and exchange-traded funds. The Fund will engage in active and frequent trading of portfolio securities to ~~achieve~~implement its principal investment strategies, and may hold a significant portion of its assets in cash or repurchase agreements, in anticipation of investment opportunities. The advisor’s principal investment strategies are described in more detail below.

Event Driven Investing. The advisor seeks to benefit from price movements in the equity and fixed income securities of various companies caused by publicly-announced mergers, tender offers, liquidations, spin-offs and other corporate reorganizations. For example, the Fund may purchase the stock of a company being acquired or merged with another company, based on the expectation that the target company’s stock will increase in price based on the anticipated event. The success of this strategy usually depends upon the proposed merger, tender offer or other action being consummated. In order to limit its downside risk, the Fund may sell short the stock of the acquiring company.

The Fund also may invest in equity securities of an issuer that has an imminent event, such as a dividend payment, tender offer or rumor of a pending takeover, upon which the advisor believes it can capitalize. For example, the Fund may invest in a company with high dividend yields before the ex-dividend date, which is the first day of trading when the seller, rather than the buyer of a stock, will be entitled to the most recently announced dividend payment. At the same time, the Fund will sell call options on those securities, which require the option buyer to make a decision prior to the option expiration date as to whether to exercise the option in order to receive the dividends and, thus, assume the downside risk of the stock. If the option is not exercised, the Fund will be entitled to receive the dividend.

The Fund also may invest in fixed income securities that are subject to a tender offer or liquidation, at the issuer’s option. The advisor seeks investments where it believes there are assurances of safety of principal and the event is expected to occur within a short time frame. For example, the Fund may buy bonds that are currently redeemable at the issuer’s option if the issuer has a solid credit rating and the advisor expects that the issuer will refinance the bonds within a short time frame.

Distressed Investing. The Fund may invest in equity or fixed income securities of companies engaged in later stages of the bankruptcy process, or that have experienced significant financial or business difficulties. It is likely that many of these fixed income securities would be high yield debt securities (commonly known as “junk bonds”). High yield bonds generally are those rated lower than Baa by Moody’s Investor Services, Inc.® or lower than BBB by Standard & Poor’s® or, if unrated, determined to be of comparable quality by the advisor. The advisor seeks investment opportunities in companies which (i) may be engaged in debt restructuring or other capital transactions of a similar nature outside the jurisdiction of federal bankruptcy law, (ii) are subject to the provisions of federal bankruptcy law or (iii) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems. The advisor may invest in securities of those companies that it expects to survive the bankruptcy or reorganization process and increase in value, or it may sell short the securities of companies that it believes may not survive or may decrease in value as a result of the bankruptcy process.

Closed End Funds. The Fund may invest in closed end funds that trade at a discount to their net asset values, but that also are subject to an anticipated event, such as a distribution, tender offer, merger or liquidation, which the advisor believes will increase their value. To hedge the downside risk associated with a closed end fund trading at less than its net asset value, the Fund may sell short the shares of a sector ETF whose investments correspond to the sector in which the closed end fund invests. For example, the Fund may purchase shares of a closed end fund that invests in energy stocks and sell short an energy sector ETF. For hedging purposes, the Fund also may sell short stocks owned by the closed end fund, to the extent the closed end fund’s portfolio holdings have been made available to the general public.

Hedging Strategies. The Fund’s advisor will attempt to minimize market exposure through the use of short sales and options transactions. For example, the Fund may purchase the shares of an announced acquisition target company at a discount to their expected value upon completion of the merger. If the merger consideration is all cash, the advisor may write options against these securities to provide income or to shorten the duration of the Fund’s exposure to the deal. The Fund also may purchase exchange-listed options. If the merger consideration is tied to the equity of the acquiring company, the advisor will sell short the shares of the acquiror in an effort to hedge the Fund’s downside risk. The short position in the acquiring company is often established by writing in-the-money call options on the stock of the acquirer. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund must segregate assets determined to be liquid by the advisor or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales and/or option transactions.

Leverage Through Borrowing. The Fund will borrow money from banks to purchase portfolio securities. These loans may be structured as secured or unsecured loans, and may have fixed or variable interest rates. When borrowing money, the Fund must follow specific guidelines under the Investment Company Act of 1940, which guidelines allow the Fund to borrow an amount equal to as much as 50% of the value of its net assets (not including the amount borrowed).

Sell Discipline. The advisor monitors portfolio trades on an ongoing basis by examining the deal spread, in the case of a merger, price movement, company announcements, news stories and regulatory filings. The advisor pays particular attention to information which could predict the timing of the anticipated corporate event or the likelihood that the event will not occur. The advisor reviews available public information, together with information derived from the price action of the security, to determine whether to add to a position or to sell the security. The advisor, in an attempt to minimize risk, typically sells positions that it determines are becoming riskier or, as an alternative, attempts to hedge the Fund’s risk through short sales and option transactions.

Principal Risks

•

Management. The advisor’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the advisor’s projections about the prospects for individual companies are incorrect, such errors in judgment by the advisor may result in significant losses in individual securities, which can also result in possible losses overall for the Fund.

•

Event Driven Risks. The principal risk associated with the Fund’s investments is that certain of the proposed reorganizations and/or corporate transactions of issuers in which the Fund invests may be renegotiated, terminated, or involve a longer time frame than originally contemplated, in which case the Fund may lose money. If a transaction takes a longer time to close than the Fund originally anticipated, the Fund may not realize the level of returns desired. In addition, a speculative or imminent transaction that the advisor believes the Fund can capitalize upon may fail to materialize. Potential deals may not materialize as a result of company-specific problems, poorly performing financial markets or decreased liquidity in the capital markets.

•

Distressed Investment Risk. The Fund may invest in securities of companies that are in financial distress, experiencing poor operating results, having substantial capital needs, have negative net worth, or are in bankruptcy. There can be no assurance that the advisor will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment. The prices of distressed securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher-rated securities. During an economic downturn or substantial period of rising interest rates, distressed issuers, who are typically highly leveraged, may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The secondary market for distressed securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of such securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of distressed securities. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of distressed issuers to make principal and interest payments than is the case for higher grade securities. The advisor’s ability to hedge these risks may be extremely limited.

•

High Yield Risk. The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). To the extent the Fund invests in junk bonds, it is likely to be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•	Hedging Risks.

Short Sales. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. At high levels of exposure, the Fund may not have sufficient uncommitted assets to cover margin calls during periods of market volatility and, as a result, the Fund may not be able to meet its redemption requests, or may have to unwind its short positions at inopportune times or at unfavorable terms. In addition, if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired (where the Fund owns the security sold short), and on its short position in the acquirer’s securities.

Options. The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk that the market price of the underlying security will rise above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss.

•

Borrowing Risk. The Fund’s borrowing activities may cause the price of the Fund’s shares to be more volatile than if the Fund did not borrow money. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or even eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

•

High Portfolio Turnover Risks. The Fund invests a portion of its assets to seek short-term capital appreciation, which increases portfolio turnover and causes increased brokerage commission costs. A high turnover rate exposes the Fund to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies that emphasize long-term investment strategies and thus have a lower turnover rate.

•

Equity Securities Risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

•	Fixed Income Securities Risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities ~~sometimes~~ typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•

ETF Risk. When the Fund invests in an exchange-traded fund (ETF), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•

Closed End Fund Risk. The amount of public information available about closed end funds generally is less than for open end mutual funds. Consequently, the advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets in the attempt to enhance their yield at the expense of increased volatility.

•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund may not be appropriate for use as a complete investment program.
•	As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund Right for You?

The Fund may be suitable for:

▪	Investors seeking a stable rate of return that does not fluctuate with the equity and bond markets.
▪	Investors willing to trade the potential price appreciation of the equity markets in exchange for hedging their downside risk.

HOW HAS THE FUND PERFORMED IN THE PAST?

Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index.

~~Past Performance~~

~~The Fund recently commenced operations and, as a result, has no prior performance history. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the advisor’s fully discretionary private absolute return composite, and by comparing their performance with a broad measure of market performance. The performance shown is the performance of the advisor’s only fully discretionary private account managed by the Fund’s portfolio managers, using substantially the same investment strategy that the portfolio managers will use to manage the Fund. The returns of the private account were calculated by the advisor and include gains or losses plus income and reinvested dividends, after deducting all costs and fees incurred by the account. This method of calculation is different from the standard SEC performance calculation method for mutual fund performance. The private account is not subject to the investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, and, if applicable, such limitations, requirements, and restrictions might have adversely affected the performance results of the private account. The Fund and the private account have different fee structures and, as a result, the net performance shown would be different using the Fund’s fee structure. Past performance of this private account is not necessarily indicative of the Fund’s future results.~~

During the period shown, the highest return for a quarter was 2.39% (1st quarter, 2006); and the lowest return was 0.20% (2nd quarter, 2006).

AVERAGE ANNUAL TOTAL RETURNS

FOR THE ~~YEARS~~PERIODS ENDED DECEMBER 31, ~~2004~~2006

	~~Past~~ 1 Year	Since Inception ~~(March 1, 2002)~~(December 20, 2005)
~~Advisor’s~~QCM Absolute Return ~~Composite~~Fund	~~4.12%~~	~~10.07%~~
Return Before Taxes	7.02%	7.23%
Return After Taxes on Distributions[1]	5.13%	5.39%
Return after Taxes on Distributions and Sale of Fund Shares	4.53%	5.08%
Indexes (reflect no deduction for fees, expenses, or taxes)[2]
S&P 500 Index ~~[1]~~	~~10.88~~15.79%	~~15.00~~14.45%
Merrill Lynch U.S. Treasury Bill Master Index	~~1.27%~~4.79%	~~3.94%~~4.78%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 Index is a broad-based index representative of the stock market in general. The Merrill Lynch U.S. Treasury Bill Master Index tracks the performance of all outstanding Treasury Bills issued by the U.S. Government. These indexes do not reflect any deduction for fees, expenses or taxes.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases~~[1]~~	~~5.75%~~ NONE
Maximum Deferred Sales Charge (Load)~~[2]~~	~~1.00%~~ NONE
Redemption Fee~~[3,4]~~[1,2]	1.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses~~[5]~~	~~0.84%~~[3]
Interest and Dividend Expenses	0.45%
Remainder of Other Expenses	4.61%
Total Annual Fund Operating Expenses	~~2.34~~6.56%
Fee Waiver and Expense Reimbursement~~[6]~~[4]	~~0.09%~~(4.36%)
Net Annual Fund Operating Expenses  ~~2.25~~[5]	2.20%

1 ~~Does not apply to purchases of $1 million and over.~~

~~2 Applies only to purchases of shares purchased without a sales charge, including purchases of $1 million or more if the initial sales load was waived, if such shares are redeemed within 12 months of purchase. 3~~ A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

~~4~~2 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a 1.00% redemption fee on shares redeemed within 30 calendar days after they are purchased.

~~5 Based on estimated amounts for the initial fiscal year.~~

3 Fees and expenses of underlying investment companies in which the Fund invests (“acquired funds”), which are less than 0.01% of average daily net assets of the Fund, are included in Remainder of Other Expenses.

~~6~~4 The advisor contractually has agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain ~~Total~~Net Annual Fund Operating Expenses, excluding brokerage fees and commissions, ~~any 12b-1 fees,~~ borrowing costs (such as interest and dividend expenses on securities sold short), taxes ~~and~~, extraordinary expenses and fees and expenses of acquired funds, at ~~2.25~~1.75% of the Fund’s average daily net assets through October 31, 2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense is incurred, provided that the Fund is able to make the repayment without exceeding the ~~2.25~~1.75% expense limitation.

5Net annual Fund Operating Expenses are calculated as 2.20% of the Fund’s average daily net assets based on the advisor’s agreement to cap certain operating expenses at 1.75%, Interest and Dividend Expenses of 0.45% (which are not included in the advisor’s expense cap).

Example:

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds, based on the costs above. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 in shares of the Fund for the time periods indicated, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
~~$228~~$223	~~$713~~$1,551	$2,838	$5,883

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $2,500. Subsequent investments are subject to a $100 minimum. The advisor may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker/dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:
•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	QCM Absolute Return Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	QCM Absolute Return Fund c/o
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (866) 726-0044 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price will be the net asset value next determined after the wire is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

-your name	-the name of your account(s)
-your account number(s)	-a check made payable to QCM Absolute Return Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

~~SALES CHARGES~~

~~Initial Sales Charges.~~

~~Shares of the Fund are purchased at the public offering price, and are available through registered broker-dealers, registered investment advisors, banks and other financial institutions, as well as directly from the Fund’s distributor, Unified Financial Securities, Inc. The public offering price for the Fund’s shares is the next determined net asset value (“NAV”) plus a sales charge as shown in the following table.~~

~~Amount of Investment~~	~~Sales Charge as % of:~~		~~Dealer Reallowance as % of Public Offering Price~~
	~~Public Net Offering Amount Price Invested~~	~~Net Amount Invested~~
~~Less than $50,000 $50,000 but less than $100,000 $100,000 but less than $250,000 $250,000 but less than $500,000 $500,000 but less than $1,000,000 $1 million or more*~~	~~5.75% 6.10% 4.50% 4.71% 3.50% 3.63% 2.50% 2.56% 1.50% 1.52% 0.00%~~	~~6.10% 4.71% 3.63% 2.56% 1.52% 0.00%~~	~~5.00% 3.75% 2.75% 2.00% 1.25% 0.00%~~

~~Sales Charge Reduction And Waivers~~

~~Breakpoint Discounts.  As the table above shows, the larger your investment in the Fund’s shares, the lower the initial sales charge imposed on your purchase. Each investment threshold that qualifies for a lower sales charge is known as a “breakpoint. ” You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:~~

~~▪~~

~~Letter of Intent. A letter of intent (“LOI”) allows you to qualify for a breakpoint discount with respect to a current purchase, based on the total amount of purchases you intend to make in the near future. You can sign an LOI, in which you agree to invest a certain amount (your goal) in the Fund over a 24-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal, but you will not be entitled to a rebate of any sales charge paid on those prior purchases. Your goal must be at least $50,000, and, if you do not meet your goal within the 24-month period, the higher sales charge will be deducted from your account.~~

~~▪~~

~~Rights of Accumulation. A right of accumulation allows you to qualify for a breakpoint with respect to a current purchase based on the total value of your previous purchases. You can count towards the amount of your investment your total account value, including amounts held in qualified retirement plans. For example, if you have $40,000 invested in the Fund and you wish to invest an additional $10,000 in the Fund, you can invest that $10,000 and pay the reduced sales charge rate normally applicable to a $50,000 investment. The Fund may terminate or change this privilege at any time upon written notice.~~

~~▪~~

~~Combine With Family Members and Related Entities. You can also count towards the amount of your investment all investments in the Fund by your spouse, your children under age 21 and parents (“Family Members”), including their Rights of Accumulation and goals under an LOI. You can also count the amount of all investments in the Fund under a single trust agreement with multiple beneficiaries, of which you are one, or a qualified retirement or employee plan of a single employer, of which you are a participant.~~

~~Shareholder’s Responsibility With Respect to Breakpoint Discounts. In order to obtain any of the sales charge discounts set forth above, you must inform your financial advisor of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by Family Members at the time of purchase. You must inform your financial advisor of all shares of the Fund held (i) in your account(s) at the financial advisor, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to Family Members. IF YOU FAIL TO INFORM YOUR FINANCIAL ADVISOR OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Fund, its transfer agent, and financial intermediaries may not maintain this information.~~

~~Purchases at Net Asset Value. Purchases of shares in an amount equal to investments of $1 million or more are not subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% if such shares are redeemed within one year of purchase (see below). In addition, purchases of the Fund’s shares in an amount less than $1 million may be eligible for a waiver of the sales charge in the following circumstances:~~

~~•~~

~~Purchases by the advisor on behalf of its advisory clients or its employees, and all such persons’ immediate relatives (e.g., spouse, parents, siblings, and children, including in-law relationships) and beneficial accounts;~~

~~•~~

~~Purchases made through certain intermediaries including, but not limited to, the following: National Financial Services LLC NTF (Fidelity), National Investor Services Corp. NTF (TD Waterhouse), Charles Schwab OneSource NTF, U.S. Clearing Corp., E-Trade, Scottrade, Investmart, Ameritrade and Pershing;~~

~~•~~

~~Purchases made through certain financial intermediaries including banks, trust companies, broker-dealers, credit unions and financial advisors that enter into selling arrangements with the Fund’s distributor;~~

~~•~~

~~Purchases by employees and registered representatives of broker-dealers that have selling arrangements with the Fund’s distributor; directors, officers and employees of other financial institutions that are party to agency agreements with the Fund’s distributor, and all such persons’ immediate relatives and beneficial accounts; and~~

~~•~~

~~Purchases by investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker dealers or other service organizations that have entered into service agreements to provide services to Fund shareholders. Such programs generally have other fees and expenses, so you should read any materials provided by that organization.~~

~~In addition, shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Fund’s distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.~~

~~Website Disclosure. The Fund maintains a website at www.qcmfunds.com. Information about sales charges, including sales load breakpoints, the Right of Accumulation and Letters of Intent, is fully disclosed in this prospectus, which is available on the website free of charge. The Fund believes that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Fund does not make the sales charge information available to investors on the Fund’s website independent of the prospectus.~~

~~Contingent Deferred Sales Charge~~

~~Shares purchased without an initial sales charge and redeemed within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC is calculated based on the lower of the shares’ cost or current net asset value.~~

~~In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. All or a portion of the CDSC may be retained by the Fund’s distributor to defray its expense in providing certain distribution-related services to the Fund, including payment of a sales commission to selling dealers or qualifying financial institutions, or may be allocated to your dealer of record as a concession.~~

Distribution Plan

The Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and service fees for the sale and distribution of its shares. Under the plan, the Fund will pay an annual fee of 0.25% of the average daily net assets of the Fund to the Fund’s advisor to make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, and broker-dealers who assist in the distribution of the Fund or provide services to the Fund, pursuant to service agreements with the Fund. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since the Fund is oriented to shorter term investments which create short term capital gains taxed at the investors ordinary income tax rate,~~Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. ~~You may be assessed a CDSC of 1% if you redeem shares purchased without an initial sales charge and redeem them within 12 months of purchase. The Fund will first redeem the shares that you have owned the longest period of time. No CDSC will be imposed on shares that you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the net asset value attributable to your shares on the date of redemption, and is deducted from your redemption proceeds.~~ If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	QCM Absolute Return Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	QCM Absolute Return Fund c/o
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name, the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in good order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. Please call Shareholder Services at (866) 726-0044 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (866) 726-0044. You must first complete the optional Telephone Redemption section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions ~~or exchanges~~. If you are unable to reach the Fund by telephone, you may request a redemption ~~or exchange~~ by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed by the Fund against investment proceeds from shares withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (866) 726-0044. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor pursuant to guidelines established by the Board of Trustees. Good faith pricing also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders or that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes as dividends to its shareholders substantially all of its net investment income ~~in the form of dividends~~ and ~~net~~any realized net capital gains ~~to its shareholders~~. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund declares and pays dividends on a quarterly basis.

Taxes. ~~Investment~~Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

The Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 ~~(~~and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “~~2003~~ Tax ~~Act~~Acts”).

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains are taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rates

*For gains realized between May 6, 2003 and December 31, ~~2008.~~2010.

Under the ~~2003~~ Tax ~~Act~~Acts, effective for taxable years after December 31, 2002 through December 31, ~~2008,~~2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Quixote Capital Management LLC, serves as investment advisor to the Fund. The advisor has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The advisor sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.

In addition to the Fund, the advisor also manages a private investment partnership with approximately $~~13~~10.4 million in assets, using the same investment strategies that the advisor ~~will use~~uses to manage the Fund except that the private investment partnership is not subject to the investment limitations, diversification requirements, and other restrictions imposed on the Fund by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended and, as a result, the private investment partnership may be less diversified than the Fund and the private investment partnership may use higher levels of leverage than the Fund may use. The advisor was formed in 2002 and, until the commencement of the Fund, provided portfolio management services solely to the private investment partnership. This is the first mutual fund managed by the advisor~~.~~

The Fund is authorized to pay the advisor a fee equal to 1.25% of the Fund’s average daily net assets. ~~The~~Effective December 1, 2006, the advisor contractually has agreed to waive its fee and reimburse ~~the~~certain Fund~~’s~~ operating expenses, but only to the extent necessary to maintain ~~total~~net annual fund operating expenses, excluding brokerage fees and commissions, ~~any 12b-1 fees,~~ borrowing costs (such as interest and dividend expenses on securities sold short), taxes ~~and~~, extraordinary expenses, ~~at 2.25~~and any indirect expenses (such as fees and expenses of acquired funds), at 1.75% of the Fund’s average daily net assets through October 31, 2007. Prior to December 1, 2006, the expense limitation was 2.25%. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense is incurred, provided that the Fund is able to make the repayment without exceeding the ~~2.25%~~ expense limitation.

The advisor, not the Fund, may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

~~Each annual report of the Fund will contain information about~~A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement~~.~~ is contained in the Fund’s annual report for the period ended October 31, 2006.

Portfolio Managers

The Fund is managed on a day-to-day basis by Jerry Paul and Troy Johnson. The Portfolio Managers are equally responsible for identifying securities for investment by the Fund, determining when securities should be purchased or sold, and monitoring the Fund’s investments on an ongoing basis.

Jerry Paul, CFA – Jerry Paul serves as the Fund’s co-portfolio manager. Mr. Paul’s responsibilities at the advisor include serving as Chief Executive Office and Chief Investment Officer. He also performs portfolio management, research and trading. In addition, Mr. Paul has served as co-Managing Partner of the advisor since its inception in 2002. Prior to founding the advisor, Mr. Paul served as Senior Vice-President and Global Partner of Invesco Funds Group and portfolio manager of several Invesco funds, including Invesco High Yield and Select Income, from 1994 until 2001. Prior to his tenure at Invesco, Mr. Paul was the founder and President of Quixote Investment Management, where he provided investment management and consultation services to individuals, business and corporations from 1993 to 1994. From 1987 to 1992 Mr. Paul was Senior Vice President and Principal at Stein, Roe & Farnham, Inc. He also served as Director of Fixed Income Research at Stein Roe. From 1976 to 1987, he served as Vice President of Investments at Century Life of America, where he was responsible for developing and implementing strategies and tactics for bond, stock and venture capital portfolios. Mr. Paul is a Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA). He holds a BBA from the University of Iowa and an MBA from the University of Northern Iowa.

Troy Johnson, CFA – Troy Johnson serves as the Fund’s co-portfolio manager. Mr. Johnson’s responsibilities at the advisor include portfolio management, research, trading and supervisory oversight of the advisor’s compliance program. Mr. Johnson also has served as co-Managing Partner of the advisor since its inception and Chief Compliance Officer since August of 2005. Prior to that time, Mr. Johnson served in various capacities for Invesco Funds Group from 1993 until 2001. His responsibilities as a fixed income analyst from 1999 through 2001 included research and valuation determinations for investment grade and high yield bonds, as ~~wells~~well as providing buy and sell recommendations for various portfolios. From 1997 to 1998, Mr. Johnson was a fixed income research assistant. He aided portfolio managers in gathering information about specific issuers and issues from financial statements. From 1993 to 1996 he was an internal auditor at Invesco. Mr. Johnson is a Chartered Financial Analyst (CFA). He holds a BS from Montana State University and a Masters of Science in Business (MSB) from the University of Wisconsin.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including each portfolio manager’s compensation, other accounts that he manages, and his ownership of shares of the Fund.

OTHER INVESTMENT INFORMATION

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Other Investment Companies

The Fund may invest in other investment companies, including mutual funds, money market funds, ETFs (including ETFs that hold portfolio of securities that closely tracks the price performance and dividend yield of various indexes), and closed-end funds.

ETFs in which the Fund may invest include S&P Depositary Receipts (“SPDRs”), S&P Sector SPDRs, iShares, streetTRACKS, HOLDRs and other security baskets. SPDRs are exchange traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely. There are other exchange traded funds, such as iShares and streetTRACKS, that own the stocks in various sector indexes. HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group. These groups include biotech, business-to-business, internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

The Fund may also invest in various sector exchange-traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, or Utilities Select Sector Index. Additionally, the Fund may invest in new exchange traded shares as they become available.

When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder, and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market value rises and the Fund’s discount narrows or its premium widens, the price return of the closed-end fund — the actual return to the shareholder — will be greater than the Fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. The market price of closed-end fund shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to the fund’s net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets in the attempt to enhance their yield at the expense of increased NAV volatility.

Options

The Fund will use derivative instruments (such as options) for risk management purposes, and as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The advisor may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Additional Information About Fund Investments And Risk Considerations” in the Fund’s Statement of Additional Information.

Foreign Securities

When the Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. government securities and securities of domestic companies. These risks include potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. In addition, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

Investing in emerging markets imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; and unavailability of currency hedging techniques. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure on the degree to which convertible securities sell above their value as fixed income securities.

Repurchase Agreements

A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security or other asset (which may be of any maturity) and the seller agrees to repurchase the security or other asset at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more, and registered securities dealers or their affiliates determined by the advisor to be creditworthy.

PORTFOLIO HOLDING DISCLOSURE POLICY

The Fund’s top 10 portfolio holdings in order of position size and as a percentage of the total portfolio, may be available quarterly, ~~with a 15-day lag~~within 15 days of the quarter-end, on www.qcmfunds.com. Industry, sector and regional breakdowns for the Fund may also be available quarterly, ~~with a 15-day lag~~within 15 days of the quarter-end.

Details of the Fund’s portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund’s SAI.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the period from commencement of operations through October 31, 2006 was audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders, which is available upon request without charge.

~~Because the Fund recently commenced operations, there are no financial highlights available at this time.~~

QCM Absolute Return Fund
Financial Highlights
(For a share outstanding during the period)

	Period Ended
	October 31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00
Income from investment operations:
Net investment income / (loss)	-	(b)
Net realized and unrealized gain	0.59
Total from investment operations	0.59

Less Distributions to Shareholders:
From net investment income	-	(c)
From net realized gain	(0.35)
Total distributions	(0.35)

Paid in capital from redemption fees (d)	-

Net asset value, end of period	$ 10.24

Total Return (e)	6.00%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$7,424
Ratio of expenses to average net assets	2.70%	(g)
Ratio of expenses to average net assets before reimbursement	6.56%	(g)
Ratio of net investment income to average net assets	0.00%	(g)
Ratio of net investment income to average net assets before reimbursement	(3.86)%	(g)
Portfolio turnover rate	546.81%

(a) For the period December 20, 2005 (the date the Fund commenced operations) through October 31, 2006.

(b) Net investment income (loss) per share resulted in less than $0.005 per share.

(c) Distribution from net investment income resulted in less than $0.005 per share.

(d) Redemption fees resulted in less than $0.005 per share.

(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(f) Not annualized.

(g) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and
•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The Statement of Additional Information (“SAI”) supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting Shareholder Services at (866) 726-0044. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi Annual reports are available, free of charge, at the Fund’s Internet site at www.qcmfunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

QCM ABSOLUTE RETURN FUND

STATEMENT OF ADDITIONAL INFORMATION

~~November 21, 2005~~

February 28, 2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of QCM Absolute Return Fund dated ~~November 21, 2005.~~February 28, 2007. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal period ended October 31, 2006 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at ~~1-~~(866~~-7296~~) 726-0044.

PAGE
DESCRIPTION OF THE TRUST AND FUND	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	24
INVESTMENT ADVISOR	26
TRUSTEES AND OFFICERS	29
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	32
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	32
PORTFOLIO TURNOVER	~~32~~33
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~32~~33
DISCLOSURE OF PORTFOLIO HOLDINGS	~~33~~34
PROXY VOTING POLICY	~~34~~35
DETERMINATION OF NET ASSET VALUE	~~35~~36
REDEMPTION IN-KIND	~~36~~37
STATUS AND TAXATION OF THE FUND	~~36~~37
CUSTODIAN	~~38~~39
FUND SERVICES	~~38~~
~~ACCOUNTANTS~~	~~3939~~
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
DISTRIBUTOR	~~39~~40
DISTRIBUTION PLAN	~~39~~41
FINANCIAL STATEMENTS	~~40~~41

DESCRIPTION OF THE TRUST AND FUND

QCM Absolute Return Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 29, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund’s investment advisor is Quixote Capital Management LLC (the “Advisor”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers one class of shares, and may offer additional classes of shares in the future.

In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that ~~any amendment~~certain amendments that could adversely ~~affects~~affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The ~~Fund’s initial~~ annual report ~~will contain~~contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques ~~each~~it may use.

A.         Equity Securities. The Fund may invest in equity securities, including common stock, common stock equivalents (such as rights and warrants, and convertible securities) and preferred stock. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Rights are similar to warrants, but normally have shorter durations. Equity securities also include depositary receipts and exchange-traded funds, each described below.

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond (discussed below) and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock typically has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

B.       Short Selling. The Fund may engage in short sales transactions under which the Fund sells a security it does not own, as well as against the box (that is, where the Fund owns the security being sold short). To complete such a transaction, the Fund must borrow the security from a broker to make delivery to the buyer. In certain cases, the broker may require the Fund to pledge assets equal in value to the security borrowed. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will maintain a segregated account containing cash or U.S. government securities equal to the difference between (a) the market value of the security sold short at the time it was sold short and (b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short, and (2) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While the Fund currently does not expect to do so, it may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of that Fund’s position.

C.         Fixed Income Securities. The Fund may invest in fixed income securities rated between BBB or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or higher by Moody’s Investors Service (“Moody’s”) and comparable ratings of other nationally recognized statistical rating organizations (“NRSROs”), and in unrated debt obligations of comparable credit~~-~~ quality as determined by the Advisor. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, U.S. government securities, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

1.           Corporate Debt Securities. The Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

2.           High Yield Debt Securities (“Junk Bonds”). Subject to the limitation on investments in illiquid securities, the Fund may invest in securities that are below investment grade. The prices of high yield securities have been found to be more sensitive to interest rate changes ~~than higher-rated investments, and more sensitive to~~and other adverse economic changes or individual corporate developments than higher rated debt securities. Also, during an economic downturn ~~or substantial period of rising interest rates~~, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield ~~securities~~security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, the Fund must report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Finally, there are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor continuously will monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity so the Fund can meet redemption requests. ~~A description of the rating categories is contained in the Appendix.~~

3.           Convertible Securities. The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure ~~to~~on the degree to which convertible securities sell above their value as fixed income securities.

4.           U.S. Government Securities. The Fund may purchase U.S. government securities which may be backed by the credit of the government as a whole or only by the issuing agency.

(i)          U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States and are considered to be of the highest credit quality, although they are generally not rated by NRSROs.

(ii)         Treasury Inflation-Protection Securities. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are a special type of treasury note or bond that was created in order to offer bond investors protection from inflation. The value of the TIPS ~~are~~is automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent the value of the bond would go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

(iii)        Zero-Coupon U.S. Government Securities. Some of the U.S. government securities the Fund can buy may be structured as zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than interest-paying securities. For financial and tax purposes, interest accrues on zero-coupon bonds even though cash is not actually received by the Fund. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently.

(iv)        Mortgage-Related Securities. Mortgage-related securities that are issued or guaranteed by certain agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private~~-~~ issuers. These securities include collateralized mortgage obligations, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits and other real~~-~~ estate related securities. As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

5.          Municipal Securities. The Fund may invest in municipal securities which are long- and short-term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds.

(i)        General Obligation Bonds. General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

(ii) Revenue Bonds. Revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in default on the bonds.

(iii) Private Activity Bonds. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in default on the bonds. The interest on many types of private activity bonds is subject to federal alternative minimum tax (“AMT”). However, issues are available in the marketplace that are not subject to AMT due to qualifying tax rules.

(iv) Municipal Leases. Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale. The Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (COPs). However, the ~~Tax-Exempt~~ Fund may also invest directly in individual leases.

(v) Municipal Notes. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long- term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds. Municipal notes may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax exempt commercial paper. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

(vi) Tax Increment Financing Bonds. Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall.

The Advisor considers municipal securities to be of investment grade quality if they are rated at the time of purchase BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Advisor to be of comparable quality. Investment grade municipal securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a municipal security drops below investment grade, the Advisor will dispose of the security as soon as practicable, unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.

6.           Short-Term Investments. For temporary defensive or cash management purposes, the Fund may invest in all types of short-term investments including, but not limited to, corporate commercial paper and other short-term commercial obligations issued by international or domestic companies; obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks located in the U.S. or foreign countries; obligations of comparable quality issued or guaranteed by the U.S. government or the government of a foreign country or their respective agencies or instrumentalities; and repurchase agreements. These securities may be denominated in U.S. dollars or in foreign currencies.

7.          Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

In addition, the Fund may invest in CMOs. CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

D.      Distressed Securities. Distressed securities are securities of companies encountering significant financial or business difficulties, including companies which (i) may be engaged in debt restructuring or other capital transactions of a similar nature outside the jurisdiction of federal bankruptcy law, (ii) are subject to the provisions of federal bankruptcy law or (iii) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems. Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value. Through an analysis of the complex business and legal procedures associated with the situation, the Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return. Profits are expected from the market’s lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below investment grade securities. Distressed securities typically are rated below investment grade (i.e., as junk securities).

Investment in distressed securities may be considered speculative and may present substantial potential for loss as well as gain. The Fund will not invest in the securities of distressed issuers for the purpose of exercising day-to-day management of any issuer’s affairs; however, such investment may nonetheless cause the Fund to have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be ‘adequately protected’ during the proceedings. If the bankruptcy court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. Furthermore, while the Fund intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that such security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of a debtor, shareholders of a debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving a debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.

E.	Derivative Instruments.

1.           Derivatives in General. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives, including for general investment purposes, hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies, ~~or~~ commodities, or indices.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. For example, forward-based derivatives include forward contracts and swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

(i)          Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may also invest in exchange-traded options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. The Fund intends to purchase only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

(ii)         Futures Contracts. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of ~~that~~the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to ~~that~~the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the Commodities Exchange Act (“CEA”) ~~A~~ by the Commodity Futures Trade Commission (“CFTC”). Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund’s exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. ~~That~~The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, ~~that~~the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund’s initial investment.

(iii)        Foreign Currency Derivatives. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio.

For example, the Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling ~~that~~the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of ~~that~~the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund may have to pay a fee or commission for using these instruments or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the guidelines issued by the Securities and Exchange Commission (“SEC”), the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund’s assets is so set aside, this could impede portfolio management or ~~that~~the Fund’s ability to meet redemption requests or other current obligations.

The Advisor’s decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor’s judgment that the transaction will provide value to ~~that~~the Fund and its shareholders and is consistent with ~~that~~the Fund’s objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of ~~that~~the Fund’s entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor’s skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

(iv)        Exchange-Traded And OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

2.           Use of Derivatives. The Fund may enter into derivative transactions for a variety of purposes, such as hedging, managing risk or market exposure, and for investment purposes.

(i)          Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

(ii)         Managing Risk. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

3.           General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the CFTC, and various state regulatory authorities. In addition, the Fund’s ability to use derivative instruments may be limited by certain tax considerations.

The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the CEA, and, therefore, the Fund will be subject to registration or regulation as a commodity pool operator under the CEA.

4.           Leveraged Derivative Transactions. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund’s assets in a manner that raises senior security issues as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund’s assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or segregation of its liquid assets. To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting (“covered”) position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not “covered.” Assets designated on the Fund’s records cannot be sold while the related derivative position is open unless they are replaced with similar assets and such designated assets may be deemed illiquid. In addition, in certain cases, the broker on the transaction may require the Fund to pledge some or all of such segregated assets to the broker in order to secure its performance on the transaction. As a result, the designation of a large portion of the Fund’s assets could impede portfolio management or ~~that~~the Fund’s ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure of a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on that Fund’s books and records (unless another interpretation is specified by applicable regulatory requirements).

5.           Additional Derivative Instruments And Strategies. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund’s investment objective and permitted by that Fund’s investment limitations, operating policies, and applicable regulatory authorities.

F.         Investment ~~Companies~~Company Securities.   The Fund may invest in other investment companies, including mutual funds, money market funds, and exchange-traded funds (“ETFs”), including those that hold a portfolio of securities which closely tracks the price performance and/or dividend yield of various indices. Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

Money market funds invest exclusively in dollar denominated high-quality, short-term instruments issued by the federal government, corporations, municipalities and banks, and maintain a dollar-weighted average portfolio maturity of 90 days or less. Money market funds are managed to maintain a constant price per share, typically $1.00. As with other mutual funds, money market fund shares can be purchased or sold at any time at the Fund’s current share price. The yield on a money market instrument may vary with market conditions; however, it generally is competitive with many savings accounts and is more liquid than most bank CDs. Risks associated with money market funds include an income risk – i.e., that the yield can fall sharply in a relatively short period of time, and an inflation risk – i.e., that the returns may not keep up with inflation, leading to purchasing power erosion for the investor.

ETFs represent shares of ownership in mutual funds, or unit investment trusts (“UIT”), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value. Instead, ETFs sell and redeem their shares at net asset value only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. When the Fund invests in an ETF, as a shareholder of an investment company, it may indirectly bear service and other fees which are in addition to the fees the Fund pays its own service providers

ETFs include S&P Depositary Receipts (“SPDRs”), Select Sector SPDRs, DIAMONDS, QQQQs, iShares, HOLDRS, Fortune e-50, streetTRACKS, ~~VIPERs~~Vanguard ETFs and other security baskets. For example, SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

G.	Foreign Securities

1.           General. The Fund may invest in foreign securities or other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

2.           Emerging Markets Securities. The Fund may invest directly in foreign securities of issuers in emerging markets or purchase ETFs that invest in emerging market securities. To the extent the Fund invests in foreign ETFs, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of the particular fund.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

3.           Sovereign and Super-national Debt. The Fund may invest in debt obligations of foreign governments. An investment in debt obligations of foreign governments and their political subdivisions (sovereign debt) involves special risks that are not present when investing in corporate debt obligations. The foreign~~.~~ issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt issues. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

H.      Depositary Receipts. The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) ~~and~~, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.” While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

I.	Brady Bonds

The Fund may invest in debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the “Brady Plan.” Brady bonds are dollar-denominated debt securities that are issued by the governments of developing countries under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). The Brady Plan framework, as it has developed, contemplates the exchange of existing commercial bank debt for the newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The principal amount on a Brady bond is usually, but not always collateralized, by specially issued U.S. Treasury 30-year zero-coupon bonds purchased by the debtor country, and the interest payments are, in some cases, guaranteed by securities of at least double-A-rated credit quality held with the New York Federal Reserve Bank.

Brady bonds may involve a high degree of risk, such as the risks generally associated with emerging market securities, as well as the risks of fixed income securities, including the risk that the issuers of such bonds may be in default on their existing loan obligations or present the risk of default. The fact that certain bonds have their principal collateralized by Treasury notes does not mean that such bonds are guaranteed by the U.S. government. To the extent that some but not all of the Brady bond is collateralized by Treasury Notes, the Fund will be at risk with respect to the uncollateralized portion of the principal, as well as the interest. Brady bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designated to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

J.        Rule 144A Securities. The Fund may invest in certain securities not required to be registered under the Securities Act, such as securities that only may be resold to qualified institutional buyers (“QIBs”) under Rule 144A ~~(“QIB”)~~ under the Securities Act (“144A Securities”) and Section 4(2) commercial paper, and are generally deemed illiquid but may be considered liquid by the Advisor under guidelines adopted by the Board.

The Board has delegated to the Advisor the day-to-day determination of the liquidity of Rule 144A Securities, based on guidelines adopted by the Board, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors.

Rule 144A Securities may be deemed liquid by the Advisor pursuant to liquidity guidelines established by the Board. Factors favoring the liquidity of such a security include frequency of trades and quotes for the security, number of potential broker-dealers and QIBs willing to purchase the security, the willingness of dealers to make a market in the security, and the likelihood of future marketability. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Rule 144A Securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of such security, ~~that~~the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a Rule 144A Security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced in accordance with pricing procedures adopted by the Board.

K.        Repurchase Agreements. The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers (“Seller”) as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by ~~that~~the Fund plus an agreed interest payment (“Repurchase Price”). The Seller’s obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities (“Collateral”). The Collateral is held by the Fund’s custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary (“Custodian”). The Advisor will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be “fully collateralized” by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

L.        Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities or other obligations~~,~~ held by the Fund, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate cash or cash equivalents in a segregated custodian account to cover their obligations under the agreement. The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. The Fund’s investment in reverse repurchase agreements will be limited to no more than 5% of its total assets.

M.       When-Issued and Delayed-Delivery Securities. The Fund may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by the Fund. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the underlying debt obligations accrues to ~~that~~the Fund. These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Advisor does not believe that the Fund’s net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

N.         Floating Rate Debt Instruments. The Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

The interest rate on a floating rate debt instrument (“floater”) is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide ~~an Underlying~~the Fund with a certain degree of protection against rises in interest rates, ~~an Underlying~~the Fund will participate in any declines in interest rates as well. ~~To be an eligible investment for a money market fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.~~

The Fund may also invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund will only invest in inverse floaters that the Advisor has determined to be liquid.

O.       Investments in Initial Public Offerings. To the extent consistent with its investment objective, the Fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the Fund’s investment performance. The Fund cannot assure that investments in initial public offerings will continue to be available to the Fund or, if available, will result in positive investment performance. In addition, as the Fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the Fund is likely to decrease.

INVESTMENT LIMITATIONS

A.      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.        Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.         Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.         Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.        Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.        Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.           Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on ~~its~~the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.        Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Illiquid Securities. The Fund will not purchase illiquid securities.

4.        Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Fund’s Advisor is Quixote Capital Management, LLC. Jerry Paul is the controlling shareholder of Quixote Partners, LLC, the parent company of the Advisor. In addition to the Fund, the Advisor also manages a limited partnership~~(s)~~ that essentially has the same overall investment focus as the Fund, but which may use various investment strategies not available to the Fund.

Under the terms of the management agreement (the “Agreement~~” or collectively, the “Agreements~~”), the Advisor manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the advisor a fee equal to 1.25% of the Fund’s average daily net assets. ~~The advisor~~Effective December 1, 2006,the Advisor contractually has agreed to waive its fee and/or reimburse ~~the~~certain Fund~~’s~~ operating expenses, but only to the extent necessary ~~to maintain total~~so that net annual operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes ~~and~~, extraordinary expenses, and any indirect expenses (such as fees and expenses of in underlying funds in which the Fund may invest) do not exceed 1.75% of the Fund’s average daily net assets through October 31, 2007. Prior to December 1, 2006, the expense limitation was set at 2.25% of the Fund’s average daily net assets ~~through October 31, 2007.~~. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense is incurred, provided that the Fund is able to make the repayment without exceeding the ~~2.25%~~ expense limitation.

~~The Agreement was approved by the Board of Trustees, including the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on August 29, 2005. In determining whether to approve the Agreement, the Board requested and reviewed materials furnished by the Advisor in advance of the meeting, including current financial statements of the Advisor’s principal executive, and a memorandum of understanding that described the advisor’s absolute return strategy, proposed investments of the Fund, and the Advisor’s business and personnel. The Advisor represented to the Board that it has in place a compliance program, including a Code of Ethics, reasonably designed to prevent violations of the federal securities laws.~~

A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement is contained in the Fund’s annual or semi-annual report, as applicable.

~~In considering the Agreement, the Trustees primarily considered that: (1) Mr. Jerry Paul, Chief Executive Officer and founder of the Advisor and portfolio manager of the Fund, has over 25 years’ experience in successfully providing portfolio management and fixed income research services; including prior experience as a mutual fund portfolio manager of various Invesco funds; (2) the Advisor has achieved consistent, positive returns for its private account using the same absolute return strategy that it will use to manage the Fund since the Advisor’s inception in 2002; (3) Mr. Paul has committed to invest substantial personal assets in the Fund; (4) the Advisor will engage in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in order for the Advisor to obtain access to research services that benefit its portfolio management services; (5) although the advisory fee is higher than those charged by other mutual funds, the Advisor’s arbitrage strategies are more time consuming and typically require more expertise and oversight than equity or fixed income portfolio management; and (6) the Advisor has agreed to cap total Fund operating expenses through November 30, 2007. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that the Agreement is in the best interests of the Fund and its shareholders.~~

The following table describes the advisory fees paid to the Advisor by the Fund during the period shown.

Fiscal Period Ended	Advisory Fees Accrued	Fees Waived by Advisor	Net Advisory Fees Paid
October 31, 2006*	$48,686	($151,108)	$0

*For the period December 20, 2005 (commencement of operations) through October 31, 2006.

The Advisor retains the right to use the name “QCM” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “QCM” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor, not the Fund, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

The Advisor’s investment team is jointly and primarily responsible for the day-to-day management of the Fund. Jerry Paul and Troy Johnson (each a “Portfolio Manager,” or collectively, the “Portfolio Managers”) comprise the Advisor’s investment team. As of ~~August~~October 31, ~~2005,~~2006, each Portfolio Manager was responsible for the management of the following types of other accounts in addition to the Fund:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Jerry Paul	Investment Companies: 0 Pooled Investment Vehicles: 1 Other Accounts: 0	Investment Companies: 0 Pooled Investment Vehicles: $~~13.4~~10.4 million Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: 1 Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: $~~13.4~~10.4 million Other Accounts: N/A
Troy Johnson	Investment Companies: 0 Pooled Investment Vehicles: 1 Other Accounts: 0	Investment Companies: 0 Pooled Investment Vehicles: $~~13.4~~10.4 million Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: 1 Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: $~~13.4~~10.4 million Other Accounts: N/A

Each Portfolio Manager receives a fixed salary from the Advisor. As principals of the Advisor, each Portfolio Manager also shares in the Advisor’s net revenues, which are derived from management and incentive fees received by the Advisor with respect to the private investment partnership managed by the Advisor. The Advisor is entitled to receive a performance fee from the private investment partnership equal to 20% of the appreciation in each limited partner’s capital account as of the last day of the fiscal year (after giving effect to the management fees and all other expenses) over the higher of (i) the beginning value of the account on the first day of the fiscal year or (ii) the high-water mark (i.e., the highest account value for which a performance fee was awarded during the preceding fiscal years). The incentive fee is calculated and accrued monthly and paid annually. This performance fee is in addition to the fixed management fee that the Advisor receives for managing the private investment partnership’s portfolio. In contrast, the management fee paid by the Fund to the Advisor is not tied to the Fund’s performance.

Potential conflicts of interest may also arise as a result of the Portfolio Managers’ dual management of the Fund and the private investment partnership. The private investment partnership has the same investment objective and is managed using the same investment strategies that are used to manage the Fund, except that the private investment partnership is not subject to the investment limitations, diversification requirements, and other restrictions imposed on the Fund by the 1940 Act and the Internal Revenue Code of 1986, as amended and, as a result, the private investment partnership may be less diversified than the Fund and the private investment partnership may use higher levels of leverage than the Fund may use. There may be circumstances under which the Portfolio Managers will cause the private investment partnership to commit a larger percentage of its assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Managers commit to such investment. There also may be circumstances under which the Portfolio Managers purchase or sell an investment for the private investment partnership and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for the other account.

It is generally the Advisor’s policy that investment decisions for all accounts that the Portfolio Managers manage be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other ~~account~~accounts. For example, the Advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Advisor. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other accounts of the Advisor. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.

As set forth above, the Portfolio Managers provide investment advisory and other services to clients other than the Fund. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members; as a result, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Advisor manages the Fund, such as in cases where the Advisor receives higher fees from the other accounts ~~that~~than the management fee received from the Fund, or with respect to the private investment partnership ~~to~~ in connection with which ~~two of~~ the Portfolio Managers are entitled to receive performance-based incentive fees or allocations.

As ~~soon as practicable after the Fund’s effectiveness,~~of October 31, 2006, the Portfolio Managers ~~have committed to purchase~~own shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares
Jerry Paul	~~$500,001 to~~Over $1,000,000
Troy Johnson	$50,001 to $100,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the ~~Independent Trustees~~Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”).

Name, Address*, (Date of Birth), Position with Trust~~,~~** ~~and~~, Term of Position with Trust	Principal Occupation During Past 5 Years ~~and~~ And Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~38 series.

***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, ~~2004.~~2006.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee was established in 2006 and held two meetings during the year ended December 31, 2006.

The following table provides information regarding each ~~Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each~~ officer of the Trust.

Name, Address*, (Date of Birth), Position with Trust,** ~~and~~ Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952)*** Trustee, December 2002 to present~~

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

~~Freddie Jacobs, Jr.~~Terrance P. Gallagher, JD, CPA (~~1970)~~1958)*** Vice President, July 2006 to present; Interim Chief Financial Officer and Treasurer, ~~July 2005~~August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust~~’~~'s administrator, since ~~December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to~~November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December ~~2003, Trust Officer from~~ 1998 to ~~2000;~~October 2004; Senior Vice President, Chief Financial Officer and Treasurer of ~~AmeriPrime Advisors Trust from July 2005 to September 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh~~AAL Capital Management and The AAL Mutual Funds from February ~~2004 to February 2005.~~1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A. Barnes~~Bonds (1975) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the ~~trustees and~~ officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~38 series.

~~*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.~~

*** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Interim Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer.

The following table provides information regarding shares of the Fund and other portfolios of the ~~Fund Complex~~Trust owned by each Trustee as of December 31, ~~2004.~~2006.

Trustee	Dollar Range of each Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None

~~* The Trust currently~~ *As of the date of this SAI, the Trust consists of ~~34~~38 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the ~~Fund Complex~~Trust on an individual basis and by the ~~Fund Complex~~Trust on an aggregate basis. Trustees’ and officers’ fees and expenses ~~of the~~are Trust ~~are Fund Complex~~ expenses and each series incurs its expenses at the same rate.

Independent Trustees	Aggregate Compensation from ~~the~~each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ ~~1,059~~1,184**	$0	$0	$~~36,000~~45,000
Stephen A. Little, Chairman of the Board	$~~1,059~~1,184**	$0	$0	$~~36,000~~45,000
Daniel J. Condon, Trustee	$~~706~~921***	$0	$0	$~~24,000~~35,000
Ronald C. Tritschler, Trustee	$921***	$0	$0	$35,000
~~Non-Independent Trustees and~~ Officers	Aggregate Compensation from ~~the~~each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
~~Ronald C. Tritschler, Trustee~~	~~$706~~	~~$0~~	~~$0~~	~~$24,000~~
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
~~Freddie Jacobs, CFO~~Terrance P. Gallagher, Vice President, Interim Chief Financial Officer and Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,265~~3,947****	$0	$0	$~~145,000~~150,000*****
Heather ~~Barnes~~Bonds, Secretary	$0	$0	$0	$0

~~* The~~ * As of the date of this SAI, the Trust ~~currently~~ consists of ~~34~~38 series.

** During the fiscal period ended October 31, 2006, each Trustee received a total of $1,004 in fees from the Fund.

*** During the fiscal period ended October 31, 2006, each Trustee received a total of $781 in fees from the Fund.

**** During the fiscal period ended October 31, 2006, the CCO received a total of $3,982 from the Fund.

***** In addition to the CCO’s salary listed in the table, the Trust incurs $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. ~~The~~As of January 31, 2007, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
FTC & Co. P.O. Box 173736 Denver, CO 80217	38.31%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	24.83%	Record
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	13.07%	Record
Mike Sheehan Profit Sharing Plan Mike Sheehan, Trustee 1410 Cedar River Dr. Waverly, IA 50677	12.97%	Record

As of January 31, 2007 the Trustees and officers of the Trust, as a group, ~~own no shares of the Fund. The Fund’s Portfolio Managers have committed to purchase shares of the Fund as soon as possible after the Fund commences operations and may, therefore, constitute the Fund’s sole control persons and principal shareholders until public shareholders purchase shares of the Fund.~~ owned no shares of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action and, as a result, may have portfolio turnover rates in excess of 100%. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Advisor believes that the Fund will generally experience a high portfolio turnover rate ~~during its initial year of operations~~ as a result of the Fund’s investment strategy of investing a portion of its assets to seek short-term capital appreciation. The Fund’s portfolio turnover rate for the period December 20, 2005 (commencement of operations) through October 31, 2006 was 546.81%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge; provided that ~~if~~ the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund ~~effect~~effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund.

The following table describes the brokerage transactions during the fiscal period December 20, 2005 (commencement of operations) through October 31, 2006 which were directed to brokers that have provided research services to the Advisor.

Amount of Transactions	Brokerage Commissions
$55,583,186	$28,689

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

During the fiscal period December 20, 2005 (commencement of operations) through October 31, 2006, the Fund paid $29,154 in brokerage commissions.

The Trust, the Advisor and the Fund’s Distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling Shareholder Services at 1-866-~~7296~~726-0044. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

In addition, the Fund’s top ten portfolio holdings in order of position size and as a percentage of the total portfolio, may be available quarterly, ~~with a 15-day lag~~within 15 days of the quarter-end, on www.qcmfunds.com. Industry, sector and regional breakdowns for the Fund may also be available quarterly, ~~with a 15-day lag~~within 15 days of the quarter-end.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Fund’s Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Advisor’s proxy voting policy provides that the Advisor generally will vote for management’s proposal unless the Advisor believes that management is acting in a manner that is inconsistent with the best interest of the Fund’s shareholders.

The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at 1-866-~~7296~~726-0044 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations~~, but may be valued on the basis of prices~~ furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined ~~in good faith~~ by the Advisor ~~subject~~in good faith according to guidelines ~~approved~~established by the Board of Trustees. The ~~Board of Trustees annually approves the pricing service used by the Fund accounting agent. The Fund~~Trust’s fund accounting agent maintains a pricing review committee~~, and the committee may, from time to time, seek valuation directly from an Independent Trustee on good faith pricing issues. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees~~ that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair valued securities on a quarterly basis.

Fixed income securities ~~generally~~ are valued ~~by using market quotations, but may be valued on the basis of prices furnished~~ by a pricing service when the Advisor believes such prices ~~accurately~~are accurate and reflect the fair market value of such securities~~. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices~~. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor~~, in conformity with guidelines adopted by and subject to review of the Board.~~ . Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation~~, which the Board has determined will represent fair value~~.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the net asset value of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (~~included~~including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per shares as of the end of the most recent fiscal period (October 31, 2006) is as follows:

$7,424,271	= $10.24

724,931

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the being redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

~~Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net realized short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions paid out of the Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses (“net capital gain”) designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund’s shares, regardless of how long the shareholders have held the Fund’s shares. Long-term capital gains to the Fund require the holding of assets for more than one year.~~

~~A redemption of the Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.~~

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

~~The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction.~~

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a four percent (4%) excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2006, the Fund had no capital loss carryforwards.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund’s transfer agent, fund accountant, and administrator. ~~A Trustee and certain~~The officers of the Trust are ~~shareholders of Unified Financial Services, Inc. (“UFS”)~~members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of ~~Unified.~~ the Trust’s distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, act as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. For its services as a transfer agent, Unified receives ~~an annual~~a monthly fee from the Fund of $~~15.00~~1.25 per shareholder account (subject to a minimum ~~annual~~monthly fee of $~~15,000~~1,250).

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives ~~an annual~~a monthly fee from the Fund equal to ~~the following percentages of the Fund’s average net assets:~~an annual rate of 0.05% of the ~~first~~Fund’s assets up to $50 million; 0.04% of the Fund’s assets from $50 million to $100 million; 0.03% of the Fund’s assets from $100 million to $150 million; and 0.02% of the Fund’s assets over $~~250~~150 million (~~each~~ subject to a $~~20,000 annual~~1,667 monthly minimum).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For these services, Unified receives ~~an annual~~a monthly fee from the Fund equal to ~~the following percentages of the Fund’s average net assets:~~an annual rate of 0.10% of the ~~first~~Fund’s assets up to $50 million; 0.07% of the Fund’s assets from $50 million to $100 million; 0.05% of the Fund’s assets from $100 million to $150 million; and 0.03% of the Fund’s assets over $150 million per year (subject to a $~~30,000 annual~~2,500 monthly minimum).

For its transfer agency, fund accounting, and administrative services, Unified received the following fees from the Fund during the period shown:

Fiscal Period Ended	Transfer Agency Fees	Fund Accounting Fees	Administrative Fees
October 31, 2006*	$25,007	$26,557	$27,791

~~ACCOUNTANTS~~ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), ~~826~~800 Westpoint Parkway, Suite ~~1250,~~1100, Westlake, Ohio 44145, has been selected as the independent registered public accountants for the Fund for the fiscal year ending October 31, ~~2006.~~2007. Cohen ~~McCurdy~~Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. ~~A Trustee and certain officers~~An officer of the Trust ~~are shareholders of UFS, the parent company~~is an officer of the Distributor~~. As a result, such persons~~ and may be deemed to be ~~affiliates~~an affiliate of the Distributor. The Distributor and Unified are controlled by Huntington Bancshares, Inc.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. ~~The Distributor and Unified are controlled by UFS.~~

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on August 29, 2005 called for the purpose of, among other things, voting on such Plan.

The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the class in connection with the promotion and distribution of Class A shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. During the fiscal period December 20, 2005 (commencement of operations) through October 31, 2006, the Fund paid 12b-1 fees of $9,737, which was paid to broker-dealers and other sponsors of mutual fund sales platforms.

FINANCIAL STATEMENTS

~~The Fund recently commenced operations and, as a result, has no financial statements.~~

The financial statements and independent registered public accountant’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to shareholders for the fiscal period ended October 31, 2006. The Fund will provide the Annual Report without charge upon written request or request by telephone.

Sound Mind Investing Fund

Sound Mind Investing Managed Volatility Fund

PROSPECTUS

~~December 22, 2006~~

February 28, 2007

~~INVESTMENT OBJECTIVE:~~

~~Long-Term Capital Appreciation~~

~~With Less Volatility than U.S. Equity Markets~~

422 Washington Street

Columbus, IN 47201

(877) 764-3863

www.smifund.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

~~Page~~
PAGE

SOUND MIND INVESTING FUND	3
RISK/RETURN SUMMARY	3
HOW HAS THE FUND PERFORMED IN THE PAST?	8
SOUND MIND INVESTING MANAGED VOLATILITY FUND	10
RISK/RETURN SUMMARY	1017
FEES AND EXPENSES OF INVESTING IN THE ~~FUND~~	~~10~~FUNDS18
HOW TO BUY SHARES	~~11~~19
HOW TO EXCHANGE SHARES	21
HOW TO REDEEM SHARES	~~13~~22
DETERMINATION OF NET ASSET VALUE	~~15~~25
DIVIDENDS, ~~DISTRIBUTION~~DISTRIBUTIONS AND TAXES	~~16~~26
MANAGEMENT OF THE ~~FUND~~	~~17~~FUNDS28
FINANCIAL HIGHLIGHTS	~~20~~31
PRIVACY POLICY	~~21~~32
FOR MORE INFORMATION	Back Cover

SOUND MIND INVESTING FUND

RISK/RETURN SUMMARY

Investment Objective

Sound Mind Investing Fund (the “SMI Fund”) seeks to provide long-term capital appreciation.

Principal ~~Strategies~~Strategy

The Fund seeks to achieve its objective by investing in a diversified portfolio of ~~at least 20~~ other ~~investment companies~~equity mutual funds using a “fund upgrading” strategy. The fund upgrading investment approach is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of ~~mutual funds~~other investment companies, and standing ready to move assets into ~~the~~ funds deemed by the advisor to be most attractive at the time of analysis. This upgrading process strives to keep assets invested in funds that are demonstrating superior current performance relative to their peers as determined by a combination of size and investment style criteria.

~~The Fund typically will invest in underlying funds in the following~~Fund Upgrading Strategy. The Fund’s advisor uses a fund upgrading strategy. The advisor begins by ranking over 1,000 open end equity mutual funds and exchange traded funds (“ETFs”) by asset class into the following asset allocation categories: small-cap growth, small-cap value, ~~mid- to~~ large-cap growth, ~~mid- to~~ large-cap value, and international. ~~In selecting funds for investment, the advisor begins by ranking over 1,000 underlying funds by type and according to their risk characteristics into the categories described above. Underlying~~ The advisor then ranks the funds within each category, based on the advisor’s performance model and screening process. The Fund typically purchases shares of highly ranked funds in each category. On an ongoing basis, the advisor monitors the performance of a wide universe of funds, and upgrades the Fund’s portfolio by moving assets into those funds deemed by the advisor to be most attractive at the time of analysis. This upgrading process is designed to invest the Fund’s assets in underlying funds that demonstrate superior current performance relative to their peers, as determined by the advisor using its proprietary performance model and screening process. The advisor’s screening process ranks underlying funds in each asset allocation category based on an analysis of each fund’s total returns for the most recent 3-months, 6-months and one year. The total return information, as well as information about each fund’s style characteristics and additional factors, is collected by the advisor’s proprietary database from information available from the underlying funds and from independent third party data providers. The advisor collects and reviews this information on a regular basis, and then ranks highest those funds that it believes demonstrate superior current performance. Although current performance is the advisor’s primary consideration in selecting underlying funds, other criteria may also be considered once the advisor has identified the top-performing funds. These secondary criteria include, but are not limited to: the fund’s asset level and flows, management characteristics and experience, redemption or other fee policies, and historical volatility. The advisor uses the performance information and these components of classification and additional criteria to select a top-ranked fund. It should be noted that, even though the advisor’s upgrading process ranks underlying funds primarily on the basis of performance, the Securities and Exchange

Commission takes the position that mutual funds must disclose the fact that past performance is no guarantee of future performance.

When categorizing funds, the advisor typically divides those funds normally referred to ~~by the general investing public~~ as “mid-cap” ~~are typically included in~~between the “large-cap ~~risk~~” and “small-cap” categories~~. Likewise~~, and typically divides mutual funds that are not managed with either a clear growth or value investment strategy, often called “core” or “blend” funds, ~~are typically included by the advisor in~~between the “growth” and “value” categories. The advisor believes that defining these categories broadly makes available a wide range of investment opportunities ~~available~~ to the Fund, while still maintaining ~~some measure of diversification among underlying funds focused on various types of investments. The advisor believes that its model also provides a measure of asset class diversification as the Fund owns, at any given time, a mixture of foreign and domestic investments, as well as a mixture of funds that invest in both larger and smaller stocks. In addition, the advisor also believes that the Fund benefits from diversification among various management styles (i.e., “growth” funds, “value” funds, and other management styles). The total amount invested in each risk category may~~appropriate diversification. The total amount of the Fund’s investment allocated to each asset class will vary based on the advisor’s assessment of current economic and market conditions. The advisor reserves the right to modify its asset allocation ~~models.~~ model.

~~Once categorized, the advisor determines the funds it believes are demonstrating superior current performance, based on the advisor’s performance model and screening process. The Fund typically will purchase shares of highly ranked funds in each category. Although current performance is the primary consideration, other criteria may also be considered once the advisor has identified the most attractive prospective purchases.  These secondary criteria include, but are not limited to: a fund’s asset level and flows, management characteristics and experience, redemption or other fee policies, and historical volatility. Because the advisor’s approach involves buying and selling funds frequently as conditions dictate, the advisor will purchase only no-load and load-waived funds. When selecting underlying funds for investment, however, the Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio.~~

The advisor believes that while market and economic conditions are constantly changing, most ~~fund~~mutual funds’ portfolio managers rarely change their investment approach. As a result, funds that lead their peer group under one set of economic conditions often lag their peer group when those conditions change, and few funds are consistent leaders during all types of market conditions. The advisor believes that the best approach is to ~~constantly strive to own~~continuously invest only in those funds that ~~are~~ currently ~~demonstrating~~demonstrate market leadership. As conditions change, the advisor~~’s~~ uses its upgrading strategy ~~takes~~to move assets from those underlying funds that performed well under ~~the previous~~prior economic and market conditions~~, and gradually redeploys them~~ into ~~other~~different funds that are better suited, in the advisor’s opinion, to the newly emerging economic and market conditions. This approach ~~utilizes~~seeks to utilize the talents of the top-performing mutual ~~fund world’s top~~funds’ portfolio managers within their specific areas of expertise, while also seeking to direct assets only to those portfolio managers whose ~~funds~~investment styles are particularly well suited to the current economic and market environment.

~~The Fund may invest in various types of investment companies, including open end mutual funds and exchange-traded funds (“ETFs”). The underlying mutual funds and ETFs may~~Underlying Funds. The Fund primarily invests in open end equity mutual funds and ETFs using its fund upgrading strategy. The underlying funds in which the Fund invests may, in turn, invest in a broad range of equity securities, including foreign securities and securities of issuers located in emerging markets. ~~These other investment companies may use derivatives, such as call and put options. In addition, the Fund may also invest directly in options on securities indices.~~  Underlying funds also may invest in securities other than equities, including but not limited to fixed income securities, and they may in engage in derivative transactions. A portion of the Fund’s assets may be invested in short-term cash instruments including repurchase agreements, short-term debt instruments, and money market funds, pending selection of ~~other investment companies~~underlying funds that meet the advisor’s investment criteria.

The Fund indirectly will bear its proportionate share of all management fees and other expenses of the underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which it invests.

Because the advisor’s strategy involves buying and selling mutual funds as often as conditions dictate, the Fund will bear its share of the fees and operating expenses of the underlying funds. This means that shareholders will pay higher expenses than would be the case if they invested directly in the underlying funds. The Fund typically purchases underlying funds that do not charge a sales load, or that waive the sales load (typically referred to as “no-load” or “load-waived” funds) in order to accommodate the advisor’s strategy of buying and selling mutual funds as often as conditions dictate. However, the Fund is not precluded from investing in underlying mutual funds with sales-related expenses, including redemption fees and/or 12b-1 fees. The advisor expects that the Fund will experience a high portfolio turnover rate~~, over 100%. You~~. Shareholders may incur expenses associated with ~~frequent~~ capital gains distributions by the Fund and its underlying funds, and ~~could~~they also may incur ~~higher~~increased transaction costs as a result of the Fund’s high portfolio turnover rate and/or because of high portfolio turnover rates in the underlying funds. ~~Because the Fund will bear its share of the fees and expenses of the underlying funds, you will pay higher expenses than would be the case if you invested directly in these funds.~~  The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. ~~Although~~ When selecting funds for investment, the Fund will ~~invest primarily in no-load or load-waived mutual funds, the Fund is~~ not be precluded from investing in ~~underlying mutual funds with sales-related expenses, including redemption fees and/or 12b-1 service fees in excess of 0.25%.~~an underlying fund with a higher than average expense ratio.

The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund. An underlying fund may limit the Fund’s ability to sell its shares of the underlying fund at certain times. In these cases, such investments will be considered illiquid. The Fund may invest in underlying funds to the maximum extent permitted by the Investment Company Act of 1940 and SEC exemptive orders from the Act. This means that the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund.

The ~~upgrading strategy used by the~~Fund’s advisor is ~~similar to that used by~~under common control with the publisher of the Sound Mind Investing Newsletter (the “SMI Newsletter”), a monthly ~~publication that provides performance data on various investment companies, including mutual funds, and includes rankings and recommendations. The publisher of the Newsletter is, indirectly, a controlling person of the advisor. Although underlying~~financial publication that recommends a fund upgrading strategy similar to the strategy utilized by the Fund. Although mutual funds purchased by the Fund ~~will~~ generally will be highly ranked in the Newsletter, the Fund may also invest in funds not included in the Newsletter, including funds not available to the general public but available only to ~~the Fund, such as load-waived and~~ institutional ~~share classes.~~ investors such as the Fund. While the Newsletter is published only once a month, the ~~Fund’s~~ advisor ~~continually~~ monitors the Fund’s investments on a regular basis using a broader ~~fund~~ universe than is typically considered for the SMI Newsletter, and adjusts the Fund’s investments accordingly. As a result, the underlying funds in which the Fund~~’s investments~~ invests may vary from the ~~upgrading~~mutual funds recommended in the ~~Newsletter.~~SMI Newsletter. The advisor’s highest priority is to manage the Fund’s portfolio in accordance with its fund upgrading strategy. Additional information about the advisor’s affiliation with the publisher of the SMI Newsletter is contained in the Fund’s Statement of Additional Information which is available to the Fund’s shareholders, free of charge, upon request.

~~The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment practicies, policies or decisions of the underlying funds.  The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund.  An underlying fund may limit the Fund’s ability to sell its shares of the underlying fund at certain times.  In these cases, such investments will be considered illiquid. For example, no mutual fund is required to redeem any of its shares owned by the Fund in an amount exceeding 1% of the underlying fund’s shares during any period less than 30 days. As a result, to the extent that the Fund owns more than 1% of the underlying fund’s shares, the Fund may not be able to liquidate those shares promptly in the event of adverse market conditions or other considerations. Up to 10% of the Fund’s total assets (measured at the time of purchase) may be invested in shares of a single underlying fund. The Fund intends to limit its investments in underlying funds so that not more than 3% of the outstanding shares of any underlying fund will be owned by the Fund or its affiliates. The Fund may invest in underlying funds that are permitted to concentrate their assets in a single industry, and may also invest in underlying funds that are not diversified.~~

Principal Risks of Investing in the Fund

•

Management Risk. The advisor’s strategy may fail to produce the intended results. The advisor’s upgrading strategy makes no effort to predict what the market will do next. Rather, the upgrading strategy is strictly a trend-following system which responds to what has already happened in the market and attempts to catch each significant market trend as it unfolds. There may be times when the strategy takes time to recognize a new market trend. As a result, the Fund may lag behind in participating in the profits from a newly developed trend, or may not be in a position to take advantage of a particular market trend. There also is the risk that investment strategies employed by the portfolio managers of the underlying funds in which the Fund invests may not result in an increase in the value of the underlying funds and, therefore, that the value of the Fund’s investment in the underlying funds may not increase, or may actually decrease. ~~The Fund is the first mutual fund managed by the advisor and, therefore, the advisor and the Fund’s portfolio managers have no prior experience in managing a mutual fund.~~

•	Other Investment Company Securities Risks.

1.         Generally. When the Fund invests in another ~~investment company (including ETFs), it will~~mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the ~~other investment company.~~ underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the ~~continual~~fund upgrading strategy.

2.         Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below ~~their~~its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; ~~and~~or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Style Risk. The Fund may invest in ~~other mutual~~underlying funds that use growth- and/or value-oriented investing styles, or other styles. If the underlying fund’s portfolio manager incorrectly assesses the growth potential of companies in which the fund invests, the securities purchased may not perform as expected, reducing the underlying fund’s return and ultimately reducing the Fund’s return, or causing it to lose money on the investment. With respect to underlying value funds, the market may not agree with a value manager’s determination that the fund’s portfolio stocks are undervalued, and the prices of such portfolio securities may not increase to what the advisor believes are their full value. They may even decrease in value.

•	Small- and Mid-Cap Risk. To the extent the Fund invests in other investment companies that invest in small- and mid-cap companies, the Fund will be subject to additional risks. These include:
•	The earnings and prospects of smaller companies are more volatile than larger companies.
•	Smaller companies may experience higher failure rates than do larger companies.
•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual mutual fund or ETF can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•

Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

•

Foreign Securities Risk. Underlying funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. To the extent that underlying funds invest in issue

•

Concentration Risk. To the extent that underlying ~~investment companies~~funds in which the Fund invests concentrate their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

•

Derivatives Risk. ~~Some underlying~~ Underlying funds in the Fund’s portfolio may use derivative instruments. The value of these derivative instruments derives from the value of an underlying asset, currency or index. Investments by the Fund in ~~these~~such underlying funds may involve the risk that the value of the underlying fund’s derivatives may rise or fall more rapidly than other investments, and the risk that an underlying fund may lose more than the amount that it invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

•

Non-Diversification Risk. Underlying funds in which the Fund invests may be non-diversified under the Investment Company Act of 1940. This means that there is no restriction under the Investment Company Act on how much the underlying fund may invest in the securities of a single issuer. Therefore, the value of the underlying fund’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

•

Market Timing Risk. Because the Fund does not consider underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

▪	long-term investors seeking a fund with a capital appreciation investment strategy;
▪	investors who want exposure to a broad range of asset classes within the convenience of a single fund;
▪	investors who want to hire a professional to shift their assets between different types of investments as market conditions change; ~~or~~ and
▪	investors willing to accept price fluctuations in their investment.

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, money market funds, repurchase agreements or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index.

During the period shown in the chart above, the highest return for a quarter was 9.90% (1st quarter, 2006); and the lowest return was -3.64% (2nd quarter, 2006).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2006)

The Fund	1 Year	Since Inception (December 2, 2005)
Return Before Taxes	14.19%	13.09%
Return After Taxes on Distributions[1]	13.88%	12.79%
Return After Taxes on Distributions and Sale of Fund Shares	9.22%	10.96%
Index (reflects no deductions for fees, expenses and taxes)[2]
S&P 500 Index	15.79%	13.30%
Wilshire 5000 Index	15.88%	13.35%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and the Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and may be representative of a broader market and range of securities than is found in the Fund’s portfolio.

SOUND MIND INVESTING MANAGED VOLATILITY FUND

RISK/RETURN SUMMARY

Investment Objective

Sound Mind Investing Managed Volatility Fund (the “SMI Managed Volatility Fund”) seeks to provide long-term capital appreciation with less volatility than broad U.S. equity markets.

Principal Strategies

The SMI Managed Volatility Fund seeks to achieve its objective by investing in a diversified portfolio of other equity ~~mutual funds~~investment companies using a “fund upgrading” strategy. The Fund seeks to achieve lower volatility through asset allocation across appropriate asset classes (represented by the underlying equity mutual funds) and the use of derivative transactions to hedge the Fund’s exposure to volatility with respect to underlying funds or the equity markets generally. In connection with its hedging strategy, the Fund may invest in futures contracts and options on futures contracts and may engage in short sales.

Fund Upgrading Strategy. The Fund’s advisor, SMI Advisory Services, LLC, uses a fund upgrading strategy. The advisor begins by ranking over 1,000 open end equity mutual funds and exchange traded funds (“ETFs”) by asset class into the following asset allocation categories: small-cap growth, small-cap value, large-cap growth, large-cap value, and international. The advisor then ranks the funds within each category, based on the advisor’s performance model and screening process. The Fund typically purchases shares of highly ranked funds in each category. On an ongoing basis, the advisor monitors the performance of a wide universe of funds, and upgrades the Fund’s portfolio by moving assets into those funds deemed by the advisor to be most attractive at the time of analysis. This upgrading process is designed to invest the Fund’s assets in underlying funds that demonstrate superior current performance relative to their peers, as determined by the advisor using its proprietary performance model and screening process. The advisor’s screening process ranks underlying funds in each asset allocation category based on an analysis of each fund’s total returns for the most recent 3-months, 6-months and one year. The total return information, as well as information about each fund’s style characteristics and additional factors, is collected by the advisor’s proprietary database from information available from the underlying funds and from independent third party data providers. The advisor collects and reviews this information on a regular basis, and then ranks highest those funds that it believes demonstrate superior current performance. Although current performance is the advisor’s primary consideration in selecting underlying funds, other criteria may also be considered once the advisor has identified the top-performing funds. These secondary criteria include, but are not limited to: the fund’s asset level and flows, management characteristics and experience, redemption or other fee policies, and historical volatility. The advisor uses the performance information and these components of classification and additional criteria to select a top-ranked fund. It should be noted that, even though the advisor’s upgrading process ranks underlying funds primarily on the basis of performance, the Securities and Exchange Commission takes the position that mutual funds must disclose the fact that past performance is no guarantee of ~~its~~ future performance.

When categorizing funds, the advisor typically divides those funds normally referred to as “mid-cap” between the “large-cap” and “small-cap” categories, and typically divides mutual funds that are not managed with either a clear growth or value investment strategy, often called “core” or “blend” funds, between the “growth” and “value” categories. The advisor believes that defining these categories broadly makes available a wide range of investment opportunities to the Fund, while still maintaining appropriate diversification. The total amount of the Fund’s investment allocated to each asset class will vary based on the advisor’s assessment of current economic and market conditions. The advisor reserves the right to modify its asset allocation model.

The advisor believes that while market and economic conditions are constantly changing, most mutual funds’ portfolio managers rarely change their investment approach. As a result, funds that lead their peer group under one set of economic conditions often lag their peer group when those conditions change, and few funds are consistent leaders during all types of market conditions. The advisor believes that the best approach is to continuously invest only in those funds that currently demonstrate market leadership. As conditions change, the advisor uses its upgrading strategy to move assets from those underlying funds that performed well under prior economic and market conditions into different funds that are better suited, in the advisor’s opinion, to the newly emerging economic and market conditions. This approach seeks to utilize the talents of the top-performing mutual funds’ portfolio managers within their specific areas of expertise, while also seeking to direct assets only to those portfolio managers whose investment styles are particularly well suited to the current economic and market environment.

Hedging Strategy. In an attempt to lower the Fund’s volatility compared to broad U.S. equity markets, the Fund typically engages in short sales of ETFs and futures contracts. The advisor believes its hedging strategies will both lower the Fund’s volatility, and reduce its correlation to the broad U.S equity markets, as compared to traditional domestic equity investments. The Fund’s hedging strategies are referred to as derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, or other financial instrument.

The Fund typically invests in small, mid and large cap equity mutual funds as well as international funds, which means the Fund’s portfolio will be exposed to U.S. and foreign equity market risks. In an attempt to lower the Fund’s volatility compared to broad-based equity markets, the Fund will engage in short sales in each asset class. The advisor will determine the hedging strategy to be used based on its analysis of a number of factors including, but not limited to, market trends, fundamental analysis, technical analysis or the performance of the Fund’s underlying funds. The adviser may use either futures contracts or ETFs to construct a hedge. For example, in order to hedge the Fund’s exposure to the small cap market, the Fund may sell short futures contracts on the Russell 2000® Index, a key benchmark index for small cap stocks. As an alternative, the Fund may sell short an ETF such as the iShares Russell 2000 Fund.

As another hedge, the Fund may purchase put options on ETF shares for the same reasons it would sell futures contracts—to hedge the Fund’s portfolio against broad equity market exposure. Depending on the market, the holding period and other factors, the use of options on ETF shares can be less costly than using stock index futures contracts. In addition, options on ETF shares typically may be purchased in amounts that are smaller than amounts available through futures contracts, and they can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Fund may hedge up to 100% of the value of the equity securities in its portfolio. The Fund will engage in these derivative strategies only for hedging purposes, and not for speculative purposes.

Underlying Funds. The Fund primarily invests in open end equity mutual funds and ETFs using its fund upgrading strategy. The underlying funds in which the Fund invests may, in turn, invest in a broad range of equity securities, including foreign securities and securities of issuers located in emerging markets. Underlying funds also may invest in securities other than equities, including but not limited to fixed income securities, and they may in engage in derivative transactions. A portion of the Fund’s assets may be invested in short-term cash instruments including repurchase agreements, short-term debt instruments, and money market funds, pending selection of underlying funds that meet the advisor’s investment criteria.

The Fund indirectly will bear its proportionate share of all management fees and other expenses of the underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which it invests.

Because the advisor’s strategy involves buying and selling mutual funds as often as conditions dictate, the Fund will bear its share of the fees and operating expenses of the underlying funds. This means that shareholders will pay higher expenses than would be the case if they invested directly in the underlying funds. The Fund typically purchases underlying funds that do not charge a sales load, or that waive the sales load (typically referred to as “no-load” or “load-waived” funds) in order to accommodate the advisor’s strategy of buying and selling mutual funds as often as conditions dictate. However, the Fund is not precluded from investing in underlying mutual funds with sales-related expenses, including redemption fees and/or 12b-1 fees. The advisor expects that the Fund will experience a high portfolio turnover rate. Shareholders may incur expenses associated with capital gains distributions by the Fund and its underlying funds, and they also may incur increased transaction costs as a result of the Fund’s high portfolio turnover rate and/or because of high portfolio turnover rates in the underlying funds. The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. When selecting funds for investment, the Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio.

The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment ~~practices~~strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund. An underlying fund may limit the Fund’s ability to sell its shares of the underlying fund at certain times. In these cases, such investments will be considered illiquid. The Fund may invest in underlying funds to the maximum extent permitted by the Investment Company Act of 1940 and SEC exemptive orders from the Act. This means that the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund.

The Fund’s advisor is under common control with the publisher of the Sound Mind Investing Newsletter (the “SMI Newsletter”), a monthly financial publication that recommends a fund upgrading strategy similar to the strategy utilized by the Fund. Although mutual funds purchased by the Fund generally will be highly ranked in the Newsletter, the Fund may also invest in funds not included in the Newsletter, including funds not available to the general public but available only to institutional investors such as the Fund. While the Newsletter is published only once a month, the advisor monitors the Fund’s investments on a regular basis using a broader universe than is typically considered for the SMI Newsletter, and adjusts the Fund’s investments accordingly. As a result, the underlying funds in which the Fund invests may vary from the mutual funds recommended in the SMI Newsletter. Additionally, the Fund engages in hedging techniques, so the Fund’s performance is expected to vary from the performance of the upgrading strategy recommended in the SMI Newsletter. The advisor’s highest priority is to manage the Fund’s portfolio in accordance with its fund upgrading strategy. Additional information about the advisor’s affiliation with the publisher of the SMI Newsletter is contained in the Fund’s Statement of Additional Information which is available to the Fund’s shareholders, free of charge, upon request.

Principal Risks of Investing in the Fund

•

Management Risk. The advisor’s strategy may fail to produce the intended results. The advisor’s upgrading strategy makes no effort to predict what the market will do next. Rather, the upgrading strategy is strictly a trend-following system which responds to what has already happened in the market and attempts to catch each significant market trend as it unfolds. There may be times when the strategy takes time to recognize a new market trend. As a result, the Fund may lag behind in participating in the profits from a newly developed trend, or may not be in a position to take advantage of a particular market trend. There also is the risk that investment strategies employed by the portfolio managers of the underlying funds in which the Fund invests may not result in an increase in the value of the underlying funds and, therefore, that the value of the Fund’s investment in the underlying funds may not increase, or may actually decrease.

•	~~Underlying Mutual Funds Risks. Other Investment Company Securities Risks.~~

1.         Generally. When the Fund invests in another mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.

2.         Exchange-Traded ~~Fund~~Funds Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Style Risk. The Fund may invest in underlying funds that use growth- and/or value-oriented investing styles, or other styles. If the underlying fund’s portfolio manager incorrectly assesses the growth potential of companies in which the fund invests, the securities purchased may not perform as expected, reducing the underlying fund’s return and ultimately reducing the Fund’s return, or causing it to lose money on the investment. With respect to underlying value funds, the market may not agree with a value manager’s determination that the fund’s portfolio stocks are undervalued, and the prices of such portfolio securities may not increase to what the advisor believes are their full value. They may even decrease in value.

•	Small- and Mid-Cap Risk. To the extent the Fund invests in other investment companies that invest in small- and mid-cap companies, the Fund will be subject to additional risks. These include:

•	The earnings and prospects of smaller companies are more volatile than larger companies.
•	Smaller companies may experience higher failure rates than do larger companies.
•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual mutual fund or ETF can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares. Although the advisor will attempt to reduce volatility through its hedging strategies, there can be no assurances that these strategies will be successful. If the indices underlying the Fund’s futures contracts or options positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for a futures contract or option becomes is illiquid, the volatility of the Fund may actually increase. Also, because derivatives also involve the use of leverage, a small investment in derivatives potentially could have a large impact on the Fund’s volatility; and certain gains or losses will be amplified, increasing movements in the share price of the Fund.

•

Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

•

Foreign Securities Risk. Underlying funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. To the extent that underlying funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the ~~market~~markets of developed countries with more mature economies.

•

Concentration Risk. To the extent that underlying funds in which the Fund invests concentrate their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

•

Derivatives Risk. The Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks. The value of derivative investments may rise or fall more rapidly than other investments, and could result in the Fund or an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the advisor could be incorrect in its expectations about the direction or extent of various markets. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the indices underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an option or futures contract becomes illiquid. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments. Risks specific to various types of hedging strategies that could be utilized by the Fund or an underlying fund are as follows:

1.    Futures Contract Risk. Investments in futures contracts involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.

2.    Put Options Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund purchases a put option on ETF shares to hedge the portfolio, it is subject to the risk that it may lose its entire investment in the option if the Fund fails to exercise the option within the stated time period, or if it is otherwise unable to exercise the option as a result of restrictions imposed by applicable regulators.

3.         Short-Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. When the Fund short sells ETF shares that it owns (or has the right to obtain), it will set aside ETF shares equivalent in kind and amount to the short sale (or other securities exchangeable into such ETF shares) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing such short sales. Until the Fund replaces any borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management. The Fund also will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales.

•

Non-Diversification Risk. Underlying funds in which the Fund invests may be non-diversified under the Investment Company Act of 1940. This means that there is no restriction under the Investment Company Act on how much the underlying fund may invest in the securities of a single issuer. Therefore, the value of the underlying fund’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

•

Market Timing Risk. Because the Fund does not consider underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

▪	long-term investors seeking capital appreciation with the potential for lower volatility compared to broad U.S. equity markets
▪	investors who want exposure to a broad range of asset classes within the convenience of a single fund; and
▪	investors who want to hire a professional to shift their assets between different types of investments as market conditions change.

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, money market funds, repurchase agreements or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

The SMI Managed Volatility Fund recently commenced operations and, as a result, has no prior performance history.

FEES AND EXPENSES OF INVESTING IN THE ~~FUND~~FUNDS

The tables describe the fees and expenses that you ~~would~~may pay if you buy and hold shares of ~~the~~a Fund. Sound Mind

Shareholder Fees(fees paid directly from your investment)	Sound Mind Investing Fund	Investing Managed Volatility Fund
Maximum Sales Charge (Load) Imposed on Purchases	~~NONE~~ NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Redemption Fee~~[1,2]~~ [1,2]	2.00%	2.00%
Exchange Fee NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) ~~[3]~~
Management Fee	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	NONE	NONE
Other Expenses~~[4]~~ 	0.43%	0.72%[3]
~~Total Annual Fund Operating~~Fees and Expenses of Acquired Funds[4]	~~1.72%~~ 0.90%	0.90%[3]
Total Annual Fund Operating Expenses[4]	2.33%	2.62%
Expense Recapture or (Fee Waiver)[5]	0.00%	(0.22%)
Net Expenses ~~1.50~~[6]	2.33%	2.40%

1 The ~~Fund is~~Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, ~~the~~each Fund typically charges a 2.00% redemption fee on shares redeemed within 90 calendar days after they are purchased.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

~~3 The Fund will indirectly bear its proportionate share of all fees and expenses of the underlying funds in which it invests. The underlying funds purchased by the Fund may have expense ratios (as indicated by the underlying fund’s prospectus) as high as 2.50%. Therefore, the Fund will incur higher expenses than indicated in the table above or example below, which do not indicate the fees and expenses of the underlying funds. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which it invests.4 Based on estimated amounts for the initial fiscal year.~~ 3 Based on estimated amounts for the initial fiscal year.

4 Fees and Expenses of Acquired Funds represent the pro rata expense indirectly incurred by a Fund as a result of investing in underlying funds that have their own expenses which vary from time to time. Acquired Fees and Expenses are not used to calculate a Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.43% for the SMI Fund and 1.72% for the SMI Managed Volatility Fund.

5 The advisor contractually has agreed to waive its management fee and/or reimburse certain ~~Fund~~ operating expenses, but only to the extent necessary to maintain ~~the~~each Fund’s net operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as ~~expenses incurred by other investment companies in which the Fund may invest~~Fees and Expenses of Acquired Funds), at 1.50% of the Fund’s average daily net assets through October 31, ~~2008.~~ 2007 for the SMI Fund, and through October 31, 2008 for the SMI Managed Volatility Fund. Each waiver or reimbursement by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

6Net Expenses of the SMI Fund are calculated as 2.33% of its average daily net assets based on direct operating expenses of 1.43%, plus Fees and Expenses of Acquired Funds of 0.90%. Net Expenses of the SMI Managed Volatility Fund are calculated as 2.40% based on the advisor’s agreement to cap certain operating expenses at 1.50%, plus Fees and Expenses of Acquired Funds of 0.90%.

Example:

Based on the costs above, this example helps you compare the expenses of ~~the~~each Fund’s shares to those of other mutual funds. ~~This~~The example assumes the expenses above remain the same and that the expenses were maintained for at least one year at rates described above (except for fee waivers, as described above). It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

~~1 year~~	~~3 years~~
~~$153~~	~~$564~~

SMI Fund	1 year	3 years	5 years	10 years

$236	$727	$1,245	$2,666

SMI Managed Volatility Fund	1 year	3 years	5 years	10 years

$243	$794	$1,371	$2,938

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in ~~the~~each Fund is $5,000 ($2,500 for retirement accounts or custodial accounts, $2,000 for Coverdell ESA Accounts and $1,000 for automatic investment plans). The advisor may, in its sole discretion, waive this minimum in certain circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from ~~the~~a Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amount) made payable to ~~Sound Mind Investing Managed Volatility~~the applicable Fund.

Mail the application and check to:

U.S. Mail:	Sound Mind Investing ~~Managed Volatility Fund~~ Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Sound Mind Investing ~~Managed Volatility Fund~~ Funds
c/o Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

By Wire - You may also purchase shares of ~~the~~a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 764-3863 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the ~~Fund~~Funds, ~~its~~their custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by ~~the~~a Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by ~~the~~a Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the ~~Fund~~Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the ~~Fund~~Funds may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of ~~the~~a Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name of your account(s)
•	your account number(s)
•	the name of the Fund
•	a check made payable to the applicable Fund

Checks should be sent to ~~the~~applicable Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (877) 764-3863 to obtain instructions.

Automatic Investment Plan

You may make regular investments in ~~the~~a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since the Fund is oriented to longer-term investments, the Fund~~Shares of the Funds may be an appropriate investment ~~medium~~ for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (877) 764-3863 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax advisor regarding these plans. The advisor has chosen to pay the custodial fees for IRAs. However, the ~~Fund reserves~~Funds reserve the right to charge shareholders for this service in the future.

Other Purchase Information

~~The~~Each Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by ~~the~~a Fund. You may be prohibited or restricted from making future purchases in ~~the~~such Fund. Checks must be made payable to the Fund in which you wish to invest. ~~The~~ Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

~~The~~Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. ~~The~~ A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO EXCHANGE SHARES

You may exchange your shares of a Fund for shares of the other Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call Shareholder Services at (877) 764-3863 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above.

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of the other Fund, with the NAV for the sale and the purchase calculated for each Fund as described in the prospectus under “Determination of Net Asset Value.” An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

Requests for exchanges will be processed at the next calculated NAV after receipt of the request (i.e., prior to close of trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time)). Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The ~~Fund does~~Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of ~~the~~a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in ~~the~~a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Sound Mind Investing ~~Managed Volatility Fund~~ Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight: Sound Mind Investing ~~Managed Volatility Fund~~ Funds
c/o Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after ~~the~~a Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The ~~Fund~~Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The ~~Fund~~Funds may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (877) 764-3863 if you have questions. At the discretion of ~~the~~a Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in ~~the~~a Fund by calling Shareholder Services at (877) 764-3863. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The ~~Fund~~Funds, ~~its~~the transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The ~~Fund~~Funds or ~~its~~the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning ~~the~~a Fund, although neither the ~~Fund~~Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach ~~the~~a Fund by telephone, you may request a redemption by mail.

~~Fund~~Funds’ Policy on Market Timing~~.~~ - The ~~Fund discourages~~Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing ~~the~~each Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of ~~the~~a Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all ~~Fund~~ shareholders of the Funds. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the ~~Fund.~~ Funds. A 2.00% short-term redemption fee will be assessed by ~~the~~a Fund against investment proceeds withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the ~~Fund uses~~Funds use a “first-in, first-out” method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the applicable Fund for the benefit of existing shareholders.

If you invest in ~~the~~a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the ~~Fund’s~~Funds’ advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the ~~Fund attempts~~Funds attempt to deter market timing, there is no assurance that the ~~Fund~~Funds will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the ~~Fund~~Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of a Fund’s shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the ~~Fund.~~ Funds. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the ~~Fund~~Funds will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, ~~the~~each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The ~~Fund has~~Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of ~~Fund~~their shares.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 764-3863. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the ~~Fund~~Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if ~~the~~a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the ~~Fund incurs~~Funds incur certain fixed costs in maintaining shareholder accounts, ~~the~~a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of ~~the~~each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on ~~the~~a Fund’s net asset value per share (~~“~~NAV~~”~~). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange ~~(“NYSE”)~~ is open for business (the ~~NYSE~~Stock Exchange is closed on weekends, ~~most~~ Federal holidays and Good Friday). The NAV is calculated by dividing the value of ~~the~~a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after ~~the~~a Fund receives your order in proper form.

~~The~~ A Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor pursuant to ~~guidelines adopted~~procedures approved by the Board of Trustees. ~~Good faith~~ Fair value pricing also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. For example, an underlying fund in which a Fund invests may fail to calculate its NAV as of the NYSE close. Also, investments in derivatives, such as futures contracts and options on futures contracts, are more likely to trigger fair valuation than investments in other securities. Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of ~~the~~a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders~~. However~~, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders~~,~~ or that ~~the~~a Fund will realize fair valuation upon the sale of a security. ~~Investments in derivatives, such as futures contracts and options on futures contracts, are more likely to trigger fair valuation than investments in other securities.~~

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. ~~The~~ Each Fund typically distributes as dividends to its shareholders substantially all of its net investment income ~~in the form of dividends~~ and ~~net~~any realized net capital gains ~~to its shareholders.~~ . These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. ~~The~~ Each Fund expects that its distributions will consist primarily of net realized capital gains. Each Fund declares and pays dividends at least annually.

Taxes. ~~Investment~~ Net investment income distributed by ~~the~~a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

~~The~~Each Fund will normally distribute net realized capital gains to its shareholders once a year. Capital gains are generated when ~~the~~a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If ~~the~~a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Special rules govern the treatment of certain gains from hedging strategies which may result in only a portion of any such gains being taxed at long-term capital gains rates.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by ~~the~~a Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when ~~the~~a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to ~~the~~a Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 ~~(the “2003 Tax Act”)~~ and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “~~2005~~ Tax ~~Act~~Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains are taxed at the same rate as ordinary
for one year or less	income; losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, 2010.

Under the ~~2003 and 2005~~ Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by ~~the~~a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that ~~the~~a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of ~~the~~a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of ~~the~~a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if ~~the~~a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE ~~FUND~~FUNDS

Investment Advisor

SMI Advisory Services, LLC, 422 Washington Street, Columbus, IN 47201, serves as the advisor to the ~~Fund.~~ Funds. The advisor has overall supervisory management responsibility for the general management and investment of ~~the~~each Fund’s portfolio. The advisor sets ~~the~~each Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for ~~the~~each Fund’s portfolio and votes any proxies solicited by portfolio companies~~. The advisor also manages the Sound Mind Investing Fund which, as of August 31, 2006, had assets in excess of $145 million~~.

The advisor is a joint venture between Omnium Investment Company, LLC, and Marathon Partners, LLC. Omnium was formed in 2005 by Anthony Ayers and Eric Collier, each a Portfolio Manager of the ~~Fund~~Funds, and other senior managers of Omnium ~~Capital~~. Marathon Partners was formed in 2005 by Mark Biller, Senior Portfolio Manager of the ~~Fund~~Funds, Austin Pryor and other managers of Sound Mind Investing, a Christian non-denominational financial newsletter. Mr. Pryor is the publisher, and Mr. Biller is the Executive Editor of ~~the~~ Sound Mind Investing ~~newsletter.~~ .

~~The~~Each Fund is authorized to pay the advisor a fee based on the Fund’s average daily net assets as follows:

Fund Assets	Management Fee
$1 - $250 million	1.00%
$250,000,001 to $500 million	0.90%
Over $500 million	0.80%

The advisor contractually has agreed to waive its management fee and/or reimburse certain ~~Fund~~ operating expenses, but only to the extent necessary to maintain ~~the~~each Fund’s net operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as ~~expenses incurred by other investment companies in which the Fund may invest~~fees and expenses of acquired funds), at 1.50% of the Fund’s average daily net assets through October 31, ~~2008.~~ 2007 for the SMI Fund, and through October 31, 2008 for the SMI Managed Volatility Fund. Each waiver or reimbursement by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The SMI Fund’s annual report to shareholders for the period ended October 31, 2006 contains information about the factors that the Board of Trustees considered in approving that Fund’s management agreement. The SMI Managed Volatility Fund’s initial report to shareholders will contain information about the factors that the Board of Trustees considered in approving ~~the Fund’s~~its management agreement.

If you invest in ~~the~~a Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on ~~the~~a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. ~~The~~ A Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor, not the ~~Fund~~Funds, pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the ~~Fund~~Funds and the nature of the services provided by the financial intermediary. Although neither the ~~Fund~~Funds nor the advisor pays for the ~~Fund~~Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the ~~Fund~~Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the ~~Fund’s~~Funds’ shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. ~~The~~ Each Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the ~~Fund~~Funds, no preference will be shown for such securities.

Portfolio Managers. The advisor’s investment team responsible for managing the day-to-day investment operations of ~~the~~each Fund consists of the following portfolio managers.

▪  Mark Biller, Senior Portfolio Manager. Mr. Biller has ultimate decision-making authority regarding all portfolio decisions and trading practices of ~~the~~each Fund. His duties involve researching and selecting the underlying funds in which the ~~Fund invests~~Funds invest, upgrading ~~the~~each Fund’s investments in underlying funds and determining the overall allocation among style categories, and implementing the SMI Managed Volatility Fund’s hedging strategy. ~~Since November, 2005, Mr. Biller has been the senior portfolio manager for the Sound Mind Investing Fund.~~  In addition to his duties at the advisor, Mr. Biller is the Executive Editor of the Sound Mind Investing newsletter. He joined Sound Mind Investing in January 2000 and he is responsible for co-managing the newsletter and its online business ~~of Sound Mind Investing.~~ . Mr. Biller’s writings on a broad range of financial and investment topics have been featured in a variety of national print and electronic media, and he has also appeared as a financial commentator for various national and local radio programs. The Sound Mind Investing newsletter was first published in 1990 and currently has over 11,000 subscribers. Since it was first published over 16 years ago, the newsletter has provided recommendations to tens of thousands of subscribers using a variety of investment strategies, including the fund upgrading strategy that is used by the ~~Fund.~~ Funds. Sound Mind Investing does not manage accounts for readers and readers independently make their own determinations whether to accept investment recommendations published in the newsletter. Mr. Biller earned his B.S. in Finance from Oral Roberts University in 1994, and worked for several years in the tax software business before joining Sound Mind Investing.

▪        Eric Collier, CFA. Mr. Collier is a co-Portfolio Manager responsible for researching and selecting ~~the~~each Fund’s investments, determining overall allocation among style categories, implementing the SMI Managed Volatility Fund’s hedging strategy, and trading, subject to the ultimate decision-making authority of the Senior Portfolio Manager. ~~Since November, 2005, Mr. Collier has served as co-portfolio manager for the Sound Mind Investing Fund.~~  In addition to his duties at the advisor, Mr. Collier is a co-founder of Omnium ~~Capital~~Investment Company, LLC. At Omnium ~~Capital, he jointly oversees the firm’s portfolio management services and~~, he conducts analytical and quantitative research, ~~trading,~~ and risk management. Prior to co-founding Omnium ~~Capital in 2001,~~, Mr. Collier worked at Oxford Group, Ltd, a fee-only financial services firm ~~from April 2000 to February 2001.~~ . At Oxford Group, Mr. Collier provided investment advice to several high net-worth individuals concentrating on investment and financial planning strategies. Prior to that Mr. Collier was an Investment Analyst and Registered Investment Advisor Representative for Webb Financial Advisors, an investment advisory firm, from 1997 to 2000, where he was responsible for due diligence and manager selection on large ~~capitalized~~cap growth and value securities, small ~~capitalized~~cap growth and value securities, international ~~capitalized~~cap securities, and fixed income securities. Mr. Collier graduated from Indiana University with a B.S. in Finance in 1998. He also studied at the University of Maastricht in the Netherlands ~~in~~through the International Business Program at Indiana University. He has received the Chartered Financial Analyst (“CFA”) designation, and he is a member of the CFA Institute (formerly the Association for Investment Management and Research (“AIMR”)) and a member of the Investment Management Association of Indianapolis.

▪        Anthony Ayers, CFA. Mr. Ayers is a Co-Portfolio Manager responsible for researching and selecting ~~the~~each Fund’s investments, determining overall allocation among style categories, implementing the SMI Managed Volatility Fund’s hedging strategy, and trading, subject to the ultimate decision-making authority of the Senior Portfolio Manager. ~~Since November, 2005, Mr. Ayers has also served as co-portfolio manager for the Sound Mind Investing Fund.~~  In addition to his duties at the advisor, Mr. Ayers is a co-founder of Omnium ~~Capital~~Investment Company, LLC. At Omnium ~~Capital~~, he also conducts analytical and quantitative research, ~~trading,~~ and risk management. Mr. Ayers helped develop the advisor’s risk management procedures and a proprietary daily risk management reporting system. Prior to co-founding Omnium ~~Capital in 2001,~~, Mr. Ayers was an Investment Analyst at Oxford Group, Ltd. ~~from July 2000 to February 2001,~~, where he was responsible for performing manager searches and due diligence on various mutual fund portfolio managers specializing in large capitalized growth and value securities, small capitalized growth and value securities, international capitalized securities, and fixed income securities. Prior to that Mr. Ayers was a Senior Investment Representative for Charles Schwab ~~from April 1995 to June 2000,~~, where he assisted high net-worth clients with developing and trading complex option strategies, hedging concentrated portfolios, constructing diversified investment portfolios, risk management, and making individual stock and mutual fund recommendations. Mr. Ayers graduated from Indiana University with a B.S. in Finance in 1996, and he is a CFA charter holder.

The ~~Fund’s~~Funds’ Statement of Additional Information provides additional information about the portfolio managers, including ~~each portfolio manager’s~~a description of compensation, other accounts ~~that he manages~~managed, and ownership of ~~Fund~~the Funds’ shares.

FINANCIAL HIGHLIGHTS

~~Because the~~The following table is intended to help you better understand the Sound Mind Investing Fund’s financial performance since its inception. Certain information reflects financial results for a single share of the Fund. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the period from commencement of operations through October 31, 2006 was audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy Ltd.), whose report, along with the Fund’s financial statements, is included in its Annual Report to Shareholders, which is available upon request without charge. Because the SMI Managed Volatility Fund recently commenced operations, there are no financial highlights available at this time.

The Sound Mind Investing Fund
Financial Highlights
(For a share outstanding during the period)

	Period Ended
	October 31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment (loss) (h)	(0.05)
Net realized and unrealized gain	0.96
Total from investment operations	0.91

Less Distributions to Shareholders:
From return of capital	0.00	(b)
Total distributions	0.00

Paid in capital from redemption fees	0.00	(c)

Net asset value, end of period	$10.91

Total Return (d)	9.14%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$166,134
Ratio of expenses to average net assets (g)	1.43%	(f)
Ratio of net investment income to
average net assets (g) (h)	(0.82)%	(f)
Portfolio turnover rate	177.47%

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.

(b) Distributions to shareholders resulted in less than $0.005 per share. See Note 7 in the Notes to the Financial Statements.

(c) Redemption fees resulted in less than $0.005 per share.

(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e) Not annualized.

(f) Annualized.

(g) These ratios exclude the impact of expenses of the underlying security holdings as represented in the

Schedule of Investments.

(h) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

PRIVACY POLICY

The following is a description of the ~~Fund’s~~Funds’ policies regarding disclosure of nonpublic personal information that you provide to the ~~Fund~~Funds or that the ~~Fund collects~~Funds collect from other sources. In the event that you hold shares of ~~the~~a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the ~~Fund Collects.~~ Funds Collect. The ~~Fund collects~~Funds collect the following nonpublic personal information about you:

•

Information the ~~Fund receives~~Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•

Information about your transactions with the ~~Fund~~Funds, ~~its~~their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the ~~Fund Discloses.~~ Funds Disclose. The ~~Fund does~~Funds do not disclose any nonpublic personal information about ~~its~~their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The ~~Fund is~~Funds are permitted by law to disclose all of the information ~~it collects~~they collect, as described above, to service providers (such as the ~~Fund’s~~Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Disposal of Information. The ~~Fund~~Funds, through ~~its~~their transfer agent, ~~has~~have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the ~~Fund.~~ Funds. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Confidentiality and Security. The ~~Fund restricts~~Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The ~~Fund maintains~~Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

You can find additional information about the ~~Fund~~Funds in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes ~~the~~each Fund’s potential investments, the Annual and Semi-Annual Reports detail ~~the~~each Fund’s actual investments as of their report dates. The reports may also include a discussion by ~~Fund~~the Funds’ management of recent market conditions, economic trends, and investment strategies that significantly affected a Fund’s performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the ~~Fund~~Funds and ~~its~~their investment restrictions, risks and policies and operations, including the ~~Fund’s~~Funds’ policies and procedures relating to the disclosure of portfolio holdings by the ~~Fund’s~~Funds’ affiliates. A current SAI for the ~~Fund~~Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and, when available, the ~~Fund’s~~Funds’ Annual and Semi Annual Reports, by contacting Shareholder Services at (877) 764-3863. You may also request other information about the ~~Fund~~Funds and make shareholder inquiries. Alternatively, the ~~Fund’s~~Funds’ SAI and Annual and Semi-Annual Reports to Shareholders also will be made available, free of charge, at the ~~Fund’s~~Funds’ web site at www.smifund.com.

You may review and copy information about the ~~Fund~~Funds (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the ~~Fund~~Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

SOUND MIND INVESTING FUND

SOUND MIND INVESTING MANAGED VOLATILITY FUND

Statement of Additional Information

~~December 22, 2006~~

February 28, 2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of the Sound Mind Funds dated February 28, 2007. This SAI incorporates by reference the annual report to shareholders of the Sound Mind Investing ~~Managed Volatility Fund dated December 22,~~Fund for the fiscal year ended October 31, 2006. A free copy of the prospectus or annual report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (877) 764-3863.

PAGE

DESCRIPTION OF THE TRUST AND ~~FUND~~FUNDS	2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3

INVESTMENT LIMITATIONS	8
INVESTMENT ADVISOR	11
TRUSTEES AND OFFICERS	~~15~~14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	17
PORTFOLIO TURNOVER	18
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	~~18~~19
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~18~~19
DISCLOSURE OF PORTFOLIO HOLDINGS	~~19~~20
PROXY VOTING POLICY	~~20~~21
DETERMINATION OF NET ASSET VALUE	~~21~~22
REDEMPTION IN-KIND	~~22~~23
STATUS AND TAXATION OF THE ~~FUND~~	~~22~~FUNDS23
CUSTODIAN	~~25~~26
FUND SERVICES	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~26~~27
DISTRIBUTOR	~~26~~27
FINANCIAL STATEMENTS	~~27~~28

DESCRIPTION OF THE TRUST AND ~~FUND~~FUNDS

The Sound Mind Investing Fund (“SMI Fund”) and Sound Mind Investing Managed Volatility ~~Fund (the “Fund”) was~~Fund (“SMI Managed Volatility Fund”)(each a “Fund” and collectively, the “Funds”) were each organized as a diversified series of Unified Series Trust (the “Trust”) ~~on November 13, 2006.~~ . The SMI Fund was organized on August 29, 2005 and commenced operations on December 2, 2005. The SMI Managed Volatility Fund was organized on November 13, 2006 and commenced operations on December 27, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. ~~The~~ Each Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the ~~Fund~~Funds is SMI Advisory Services, LLC (the “Advisor”).

The ~~Fund does~~Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of ~~the~~each Fund and the Fund’s transfer agent for the account of the shareholder. Each share of ~~the Fund~~a series represents an equal proportionate interest in the assets and liabilities belonging to ~~the Fund~~that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the ~~Fund~~series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. ~~The~~ Each Fund currently offers one class of shares, and may offer additional classes of shares in the future.

In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of ~~the~~each Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of ~~the~~a Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of ~~the~~a Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s prospectus. For a description of the methods used to determine the share price and value of ~~the~~each Fund’s assets, see “Determination of Net Asset Value” in the ~~Fund’s~~Funds’ prospectus and this SAI.

~~The~~Each Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. ~~The~~ A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of ~~the~~each Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of ~~the~~each Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The ~~Fund’s initial~~Funds’ annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the ~~Fund~~Funds may make and some of the techniques ~~it~~they may use.

A.         Investment Compan~~ies~~y Securities. Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”)~~, the~~ and any SEC exemptive orders thereunder, each Fund will invest primarily in the securities of other investment companies (underlying funds). ~~The~~ Each Fund may invest in other mutual funds, money market funds, and exchange-traded funds (“ETFs”), including ETFs that hold a portfolio of securities which closely tracks the price performance and/or dividend yield of various indices, and other closed-end funds. When ~~the~~a Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, ~~the~~a Fund will incur higher expenses, many of which may be duplicative.

Popular ETFs include SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and ~~VIPERs~~Vanguard ETFs.

~~The~~Each Fund may also invest in various sector ETFs such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index. Additionally, the ~~Fund~~Funds may invest in new exchange traded shares as they become available.

B.          Equity Securities. ~~The~~ Each Fund ~~may invest~~invests primarily in other investment companies that primarily hold a portfolio of equity securities. Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations.

C.         Fixed Income Securities. ~~The~~ Each Fund may invest in other investment companies that hold a portfolio of fixed income securities. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

D.	Foreign Securities.

1.           General. To the extent that ~~the~~a Fund invests in foreign investment companies, or in domestic funds that hold portfolios of foreign securities, it will be subject to certain considerations and risks that are not typically associated with investing in underlying funds that invest solely in domestic securities. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

2.           Emerging Markets Securities. ~~The~~Each Fund may purchase ETFs that invest in, or other investment companies that invest and/or are located in, emerging ~~market securities.~~ markets. To the extent ~~the~~a Fund invests in such securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular closed-end fund.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause ~~the~~a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

E.          Derivatives. The SMI Managed Volatility Fund may enter into various derivative transactions in an attempt to decrease the Fund’s exposure to general equity market risks, including transactions in futures contracts on equity indices, short-selling ETF shares or options on ETF shares. The SMI Fund may purchase and sell call and put options on securities indices.

1.           Futures on Indices. The SMI Managed Volatility Fund will engage in transactions involving futures contracts on indices. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. The SMI Managed Volatility Fund’s futures contracts generally will be satisfied by payment of the change in the cash value of the related index (that is, cash-settled). Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities will be required to close out the position if it is cash-settled. From time to time, however, the Advisor may elect to close out the Fund’s position in a particular futures contract by entering into an offsetting transaction in a matching futures contract. If the offsetting purchase price (including the related transaction costs) is less than the original sale price of the existing futures contract, the Fund will realize a gain; if it is more, the Fund will realize a loss. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the SMI Managed Volatility Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the SMI Managed Volatility Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Positions in futures may be closed only on an exchange or board of trade that provides a secondary market. The SMI Managed Volatility Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

If the SMI Managed Volatility Fund were unable to liquidate a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. ~~That~~ The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or to designate liquid assets on its books and records.

2.           Short-Selling ETF Shares. The SMI Managed Volatility Fund may make short sales of ETF shares. The Fund’s short sales typically will be with respect to ETFs that it does not own, but has identified or made arrangements to acquire in time to satisfy the short sale. From time to time, the Fund also may enter into a short sale transaction with respect to ETF shares that it holds in its portfolio.

If a security sold short increases in price, the SMI Managed Volatility Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. When the Fund short sells ETF shares that it owns (or has the right to obtain), it will set aside ETF shares equivalent in kind and amount to the short sale (or other securities exchangeable into such ETF shares) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing such short sales. Until the Fund replaces any borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management. The Fund also will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales.

3.           Options. ~~The~~ Each of the SMI Managed Volatility Fund and the SMI Fund may enter into option transactions~~, including~~. Options transactions which the SMI Managed Volatility Fund may engage include buying and selling options on ETFs and on securities indices. In contrast, the SMI Fund will mainly purchase and sell options on securities indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market. The use of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The use of options on ETF shares may provide a less expensive, more expedient or more specifically focused way to invest than a direct investment in the underlying ETF. If successful as a hedging strategy, the option transaction can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the underlying ETF being hedged. However, in the case of call options, such strategy can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged ETF. To the extent that a hedge matures prior to or after the disposition of the hedged ETF, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment. The Fund may hold an option position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If the Fund cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Fund decided to close the position.

Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

4.           Derivative Risks Generally. There are certain risks involved in the use of derivatives as a hedging strategy. For example, there is a risk that the movement in the prices of the index or instrument underlying an option (i.e., the ETF shares) may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render ~~the~~a Fund’s hedging strategy unsuccessful and could result in losses. There is a risk that the Advisor could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In such a case, the Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause the Fund’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and the Advisor’s accuracy in predicting the future changes in securities price movements. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options, and may halt trading if the price of the option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for ~~the~~a Fund to enter into new positions or close out existing positions.

INVESTMENT LIMITATIONS

A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the ~~Fund~~Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of ~~the~~a Fund. As used in the prospectus and this SAI, the term “majority of the outstanding shares” of ~~the~~a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.           Borrowing Money. The ~~Fund~~Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of ~~the~~a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of ~~the~~a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude ~~the~~a Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.         Senior Securities. The ~~Fund~~Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by ~~the~~a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.       Underwriting. The ~~Fund~~Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), ~~the~~a Fund may be deemed an underwriter under certain federal securities laws.

4.        Real Estate. The ~~Fund~~Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude ~~the~~a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The ~~Fund~~Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude ~~the~~a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.         Loans. The ~~Fund~~Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.        Concentration. ~~The~~ Each Fund will not invest 25% or more of its total assets in a particular industry (other than investment companies). This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Diversification. With respect to 75% of its total assets, ~~the~~each Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on ~~the~~each Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.        Non-Fundamental. The following limitations have been adopted by the Trust with respect to the ~~Fund~~Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.        Pledging. ~~The~~ Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Margin Purchases. ~~The~~ Each Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by ~~the~~a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

3.         Illiquid Securities. ~~The~~ Each Fund will not invest more than 15% of its net assets in securities that are illiquid or restricted at the time of purchase.

4.        Loans of Portfolio Securities. The ~~Fund~~Funds will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Advisor is SMI Advisory Services, LLC, 422 Washington Street, Columbus, IN 47201. The Advisor is a joint venture between Omnium Investment Company, LLC, and Marathon Partners, LLC. Omnium Investment Company was formed in 2005 and is ~~controlled~~managed by Anthony Ayers and Eric Collier. Mr. Ayers and Mr. Collier also own Omnium ~~Capital, LLC, which has served as general partner and provided investment advice to a private investment partnership since 2002.~~ , LLC, a registered investment advisor that currently has individual, non-discretionary clients only. Marathon Partners was formed in 2005 by Austin Pryor, Mark Biller and the other senior personnel of Sound Mind Investing, a Christian non-denominational financial newsletter. Austin Pryor is the ~~sole proprietor~~majority owner of Sound Mind Investing, LLC, and Mark Biller serves as Executive Editor of the Sound Mind Investing newsletter and online services. The Sound Mind Investing newsletter was first published in 1990 and currently has over 11,000 subscribers. The newsletter provides investment recommendations to thousands of subscribers using a variety of investment strategies, including the fund upgrading strategy ~~that will be used to manage the Fund. The Advisor also manages the Sound Mind Investing Fund which commenced operations on December 2, 2005 and, as of August 31st, 2006, had assets in excess of $145 million~~used to manage the Funds.

Under the terms of the ~~management~~investment advisory agreement with respect to each Fund (the “Advisory ~~Agreement~~Agreements”), the Advisor ~~manages the~~is responsible for managing each Fund’s investments ~~subject to approval of the Board of Trustees.~~ . As compensation for its management services, ~~the~~each Fund is obligated to pay the Advisor a fee based on the Fund’s average daily net assets as follows:

Fund Assets	Management Fee
$1 - $250 million	1.00%
$250,000,001 to $500 million	0.90%
Over $500 million	0.80%

The Advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating ~~reimburse~~ expenses, but only to the extent necessary to maintain ~~the~~each Fund’s net operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies ~~in which the~~acquired by a Fund ~~may invest~~), at 1.50% of the Fund’s average daily net assets through October 31, ~~2008.~~ 2007 for the SMI Fund, and through October 31, 2008 for the SMI Managed Volatility Fund. Each waiver or reimbursement by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation. For the fiscal period December 2, 2005 (commencement of operations) through October 31, 2006, the Advisor received $910,295 in management fees from the SMI Fund. The Advisor advanced $10,000 to the SMI Fund for offering expenses prior to the Fund’s commencement of operations, which was reimbursed to the Advisor during the fiscal period ended October 31, 2006.

~~The Advisory Agreement~~A discussion of the factors that the Board of Trustees considered in determining to approve the Advisory Agreement with respect to the SMI Fund is included in the Fund’s Annual Report to Shareholders for the fiscal period ended October 31, 2006. The Advisory Agreement with respect to the SMI Managed Volatility Fund was approved by the Board of Trustees~~, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on November 13, 2006.~~  on November 13, 2006. A discussion of the factors that the Board ~~of Trustees~~ considered in ~~approving the Fund’s Advisory~~determining to approve that Agreement will be ~~contained~~included in the SMI Managed Volatility Fund’s initial ~~semi-annual~~ report to shareholders.

After the initial two years, ~~the~~each Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the applicable Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. ~~The~~Each Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Advisor retains the right to use the name Sound Mind Investing in connection with another investment company or business enterprise with which the Advisor is or may become associated. ~~The Trust~~ A Fund’s right to use the name Sound Mind Investing automatically ceases 90 days after termination of ~~the~~its Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor, not the ~~Fund~~Funds, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. ~~The~~ Each Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the ~~Fund~~Funds, no preference will be shown for such securities.

About the Portfolio Managers

The Advisor’s investment team is jointly and primarily responsible for the day-to-day management of the ~~Fund.~~ Funds. Eric Collier, Anthony Ayers and Mark Biller (each a “Portfolio Manager,” or collectively, the “Portfolio Managers”) comprise the Advisor’s investment team. As of ~~August~~December 31, 2006, each Portfolio Manager was responsible for the management of the following types of other accounts in addition to the ~~Fund~~Funds:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Eric Collier	Registered Investment Companies: ~~1~~ 0 Pooled Investment Vehicles: ~~1~~ 0 Other Accounts: ~~0~~ 200	Registered Investment Companies: ~~$145 million~~ N/A Pooled Investment Vehicles: ~~$10 million~~N/A Other Accounts: ~~N/A~~ $25M	Registered Investment Companies: ~~0~~ N/A Pooled Investment Vehicles: ~~1~~ N/A Other Accounts: ~~N/A~~ 0	Registered Investment Companies: ~~0~~ N/A Pooled Investment Vehicles: ~~$10 million~~ N/A Other Accounts: N/A
Anthony Ayers	Registered Investment Companies: ~~1~~ 0 Pooled Investment Vehicles: ~~1~~ 0 Other Accounts: ~~0~~ 200	Registered Investment Companies: ~~$145 million~~ N/A Pooled Investment Vehicles: ~~$10 million~~N/A Other Accounts: ~~N/A~~ $25M	Registered Investment Companies: ~~0~~ N/A Pooled Investment Vehicles: ~~1~~ N/A Other Accounts: ~~N/A~~ 0	Registered Investment Companies: ~~0~~ N/A Pooled Investment Vehicles: ~~$10 million~~ N/A Other Accounts: N/A
Mark Biller	Registered Investment Companies: ~~1~~ 0 Pooled Investment Vehicles: 0 Other Accounts: 0	Registered Investment Companies: ~~$145 million~~ N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Registered Investment Companies: ~~0~~ N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Registered Investment Companies: ~~0~~ N/A Pooled Investment Vehicles: N/A Other Accounts: N/A

The Portfolio Managers do not receive a salary or other compensation from the Advisor, but share in the Advisor’s ~~annual~~ profits based upon their indirect respective ownership of the Advisor. Mr. Biller shares in any profits of the Advisor indirectly through his ownership of Marathon Partners, LLC, while Mr. Collier and Mr. Ayers indirectly share in any profits of the Advisor through their ownership of Omnium Investment Company, LLC. The Advisor is a joint venture between Marathon Partners and Omnium Investment Company.

The Portfolio Managers receive compensation from other sources, as described below. For his duties as Executive Editor of the Sound Mind Investing newsletter, Mr. Biller receives a fixed annual salary and ~~a share of the newsletter’s annual net profits through a profit-sharing plan that allocates a percentage of profits to certain senior employees based on his tenure, specific job responsibilities, and recent job performance.~~ annual bonus based on company performance.

Mr. Collier and Mr. Ayers currently do not receive a fixed or variable salary for their duties as ~~portfolio~~ managers at Omnium ~~Capital.~~ Investment Company, LLC. As part owners of the firm, however, they share in Omnium ~~Capital~~’s ~~annual~~ net profits, which are allocated based upon each such person’s ownership interest. ~~As of the date of this SAI, Omnium Capital managed a private investment partnership and was entitled to receive a management fee and a performance-based incentive fee for its services. The incentive fee is equal to 20% of the appreciation in each limited partner’s capital account as of the last day of the fiscal year (net of the management fees and all other expenses and subject to the recovery of losses incurred in prior periods) over the higher of (i) the beginning value of the account on the first day of the fiscal year or (ii) the high-water mark (i.e., the highest account value for which a performance fee was awarded during the preceding fiscal years). The management fee is paid quarterly and the incentive fee is paid annually.~~

~~The performance fee currently received, indirectly, by Mr. Collier and Mr. Ayers as principals of Omnium Capital may create a potential conflict of interest by providing an incentive for Mr. Collier and Mr. Ayers to allocate mutual fund investments with greater capital appreciation opportunities to the private investment partnership rather than to the Fund. Mr. Biller, Senior Portfolio Manager of the Fund, is not an officer, director or portfolio manager of the private investment partnership or its manager, Omnium Capital, LLC. Mr. Biller has final authority regarding all portfolio transactions and trading practices of the Fund. In an attempt to prevent any potential conflict of interest, the Portfolio Managers of the private investment partnership will notify the Advisor’s Chief Compliance Officer and Mr. Biller in advance of all proposed investments by the private investment partnership in open-end mutual funds. The Chief Compliance Officer will compare all such notifications to the private investment partnership’s official records in order to certify their accuracy. This notification and certification process is designed to make Mr. Biller aware of all mutual fund trades made by the private investment partnership, so that he can confirm that the private investment partnership is not given any preferential treatment relative to the Fund in terms of investment allocation.         Because the Fund will be managed using a similar strategy to that currently used to manage the private investment partnership, Omnium Capital intends to close the private investment partnership as soon as practicable after commencement of the Fund’s operations, and will encourage investors to transfer their interests in the private investment partnership to the Fund. As a result of closing out the private investment partnership, the potential for conflicts of interest listed above relating to Mr. Collier’s and Mr. Ayers’ dual management of the private investment partnership and the Fund will be end.~~

In his role as Executive Editor of the Sound Mind Investing Newsletter, Mr. Biller recommends the fund upgrading investment strategy that is similar to the strategy used to manage a significant portion of ~~the~~each Fund’s assets. ~~The~~ Each Fund’s underlying investments may change frequently, because its portfolio is monitored daily, while the Newsletter is only published monthly. This means that Mr. Biller’s recommendations to newsletter subscribers and his purchases and sales on behalf of the ~~Fund~~Funds with respect to the portion managed using the fund upgrading strategy will not be the same. The ~~Fund~~Funds may invest in certain mutual funds before the recommendations to invest in those funds are disseminated to newsletter subscribers.

~~Each~~In addition to the other accounts listed in the table above (if any), each Portfolio Manager may engage in portfolio management activities for his own personal account(s) and/or the accounts of family members for no compensation~~; as~~. As a result of engaging in these other activities, each Portfolio Manager ~~is engaged in activities other than on behalf of the Fund, and~~ may have conflicts of interest in allocating ~~research and~~ time spent managing the Funds and these ~~various accounts~~other affairs.

As ~~soon as practicable after the Fund’s effectiveness~~of the date of this SAI, the Portfolio Managers ~~have committed to purchase~~own shares of ~~the~~each Fund in the following ranges:

Portfolio Manager	~~Dollar Range of~~Assets in Investing Fund ~~Shares~~ (SMIFX)	Assets in Managed Volatility Fund (SMIVX)
Eric Collier	$10,001 - $50,000	$10,001 - $50,000
Anthony Ayers	$~~1~~10,001 - $~~10,000~~50,000	$1 - $10,000
Mark Biller	$~~1~~50,001- $~~10,000~~100,000	$10,001 - $50,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~37~~38 series.

***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing ~~the~~each Fund’s accounting and financial reporting policies and practices,

its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of ~~the~~each Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between ~~the~~each Fund’s independent auditors and the full Board of Trustees. The Audit Committee met ~~six~~four times during the year ended December 31, 2006.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the ~~Adviser~~Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee was established in 2006 and held ~~2~~two meetings during the year ended December 31, 2006.

The following table provides information regarding each ~~Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each~~ officer of the Trust.

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952)*** Trustee, December 2002 to present~~

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)*** Vice President, July 2006 to present; ~~Interim~~ Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004; Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the ~~trustees and~~ officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~37~~38 series.

~~*** Mr. Tritschler may be deemed to be an interested person of the Trust because he owns shares of Unified Financial Services, Inc. (“UFS”), the parent company of the Fund’s distributor. UFS has entered into a definitive agreement with Huntington Bancshares, Inc. pursuant to which Huntington will purchase the distributor effective on or after January 1, 2007. As a result, it is anticipated that on the effective date, Mr. Tritschler will no longer be an interested person of the Trust and he will qualify as an Independent Trustee.~~

*** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer.

The following table provides information regarding shares of the ~~Fund~~Funds and other portfolios of the Trust owned by each Trustee as of December 31, ~~2005.~~2006.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None

*As of the date of this SAI, the Trust consists of ~~37~~38 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each ~~series in the Trust~~Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and each ~~series~~Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by each ~~series~~Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from ~~the~~each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$~~1,216~~ 1,184**	$0	$0	$45,000
Stephen A. Little, Chairman of the Board	$~~1,216~~1,184**	$0	$0	$45,000
Daniel J. Condon, Trustee	$~~946~~921***	$0	$0	$35,000
~~Non-Independent Trustees and Officers~~	~~Aggregate Compensation from the Fund~~	~~Pension or Retirement Benefits Accrued As Part of Fund Expenses~~	~~Estimated Annual Benefits Upon Retirement~~	~~Total Compensation from Trust*~~
Ronald C. Tritschler, Trustee	$~~946~~921***	$0	$0	$35,000
Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
Terrance P. Gallagher, Vice President, ~~Interim~~ Chief Financial Officer and Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,054~~3,947****	$0	$0	$150,000*****
Heather Bonds, Secretary	$0	$0	$0	$0

* As of the date of this SAI, the Trust consists of ~~37~~38 series.

** During the fiscal period December 2, 2005 (commencement of operations) through October 31, 2006, each Trustee received $1,004 in fees from the SMI Fund.

*** During the fiscal year period December 2, 2005 (commencement of operations) through October 31, 2006, each Trustee received $781 in fees from the SMI Fund.

**** During the fiscal period December 2, 2005 (commencement of operations) through October 31, 2006, the CCO received $3,182 from the SMI Fund.

***** In addition to the CCO’s salary listed in the table, the Trust incurs $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared~~,~~ pro rata~~,~~ by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of ~~the~~a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of ~~the~~a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to ~~the~~a Fund’s fundamental policies or the terms of the management agreement with the Advisor. ~~The~~

                As of January 31, 2007, the following persons were deemed to be control persons or principal shareholders of the SMI Fund:

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	26.40%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	14.33%	Record
Scottrade, Inc. P.O. Box 31759 St. Louis, MO 63131	12.30%	Record
National Investors 55 Water St. New York, NY 10041	10.55%	Record
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	6.09%	Record

As of January 31, 2007, the following persons were deemed to be control persons or principal shareholders of the SMI Managed Volatility Fund:

Name and Address	% Ownership	Type of Ownership
National Investors 55 Water St. New York, NY 10041	60.63%	Record
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	19.95%	Record
Scottrade, Inc. P.O. Box 31759 St. Louis, MO 63131	10.54%	Record

As of January 31, 2007, the Trustees and officers of the Trust~~, as a group,~~ did not own ~~no shares of the Fund. The Fund’s Portfolio Managers have committed to purchase shares of the Fund as soon as possible after the Fund commences operations and will, therefore, constitute the Fund’s sole control persons and principal shareholders until public shareholders purchase shares of the Fund.~~ any shares of either Fund.

PORTFOLIO TURNOVER

~~The~~Each Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. ~~The~~

A Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal period December 2, 2005 (commencement of operations) through October 31, 2006, the SMI Fund’s portfolio turnover rate was 177.47%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of ~~the~~each Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the ~~Fund~~Funds, adopted an anti-money laundering compliance program designed to prevent ~~the~~each Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the ~~Fund’s~~Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with ~~the~~a Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all of persons opening an account with ~~the~~each Fund. ~~The~~Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the ~~Fund’s~~Funds’ transfer agent, they are deemed to be in the best interest of ~~the~~a Fund, or in cases where ~~the~~a Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for ~~the~~each Fund’s portfolio decisions and the placing of ~~the~~each Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for ~~the~~a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to ~~the~~a Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the ~~Fund~~Funds and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom ~~the~~a Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to ~~the Fund.~~ a Fund. For the fiscal period December 2, 2005 (commencement of operations) through October 31, 2006, with respect to the SMI Fund, the Advisor did not direct any brokerage transactions to brokers on the basis of research services provided by such brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices. For the fiscal period December 2, 2005 (commencement of operations) through October 31, 2006, the SMI Fund paid $31,548 in brokerage commissions.

The Trust, the Advisor and the ~~Fund~~Funds’~~s~~ Distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by ~~the~~a Fund. You may obtain copies of the Codes ~~from the Fund~~, free of charge, by calling Shareholder Services at (877) 764-3863. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

~~The~~Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. ~~The~~ Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. ~~The~~ Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the ~~Fund~~Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

~~The~~Each Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. ~~The~~ Each Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, ~~the~~a Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, ~~the~~each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make ~~the~~a Fund’s top portfolio holdings available on their websites and may make ~~the~~a Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the ~~Fund~~Funds, the Advisor, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

Except as described above, ~~the~~each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose ~~the~~a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor and any affiliated persons of the Advisor are prohibited from receiving compensation or other consideration, for themselves or on behalf of ~~the~~a Fund, as a result of disclosing ~~the~~a Fund’s portfolio holdings. ~~The~~ Neither Fund will ~~not~~ disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the ~~Fund’s~~Funds’ Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Advisor’s proxy voting policy requires the Advisor to vote proxies received in a manner consistent with the best interests of ~~the~~each Fund and its shareholders. The Advisor’s policy underscores the Advisor’s concern that all proxy voting decisions be made in the best interests of the Fund shareholders. The Advisor’s policy dictates that the Advisor vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by the Advisor on behalf of ~~the~~a Fund is done on a case-by-case basis, taking into account all relevant factors.

The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and ~~the~~a Fund arises with respect to any proxy, the Advisor must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policies by calling Shareholder Services at (877) 764-~~3863.~~ 3863 or by writing to Unified Fund Services, Inc., the ~~Fund’s~~Funds’ transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by ~~the~~each Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. ~~The~~ Each Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

~~A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.~~

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of ~~the~~each Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust ~~is~~, its custodian, and transfer agent are open for business and on any other day on which there is sufficient trading in ~~the~~a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations~~, but may be valued on the basis of prices~~ furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the ~~Adviser~~Advisor in good faith according to ~~guidelines established~~procedures adopted by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the ~~Adviser~~Advisor, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair valued securities on a quarterly basis.

~~The~~Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the SMI Fund calculated its net asset value per share as of its most recent fiscal year end (October 31, 2006) is as follows:

$166,133,760	= $10.91

15,224,901

REDEMPTION IN-KIND

~~The~~Neither Fund ~~does not intend~~intends to redeem shares in any form except cash. However, if the amount being redeemed is over the lesser of $250,000 or 1% of ~~the~~a Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the ~~Fund~~Funds, ~~the~~each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE ~~FUND~~FUNDS

~~The~~Each Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If ~~the~~a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

~~Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net realized short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions paid out of the Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses (“net capital gain”) designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund’s shares, regardless of how long the shareholders have held the Fund’s shares. Long-term capital gains to the Fund require the holding of assets for more than one year.~~

~~A redemption of the Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.~~                       If ~~the~~a Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If ~~the~~a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, ~~the~~a Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

~~The~~A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of October 31, 2006, the SMI Fund had $3,914,978 in capital loss carryforwards, which expires in 2014.

The use of hedging strategies, such as selling (writing and purchasing) options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith.

Certain futures contracts in which the SMI Managed Volatility Fund may invest will be “section 1256 contracts.” Section 1256 contracts the Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax described above. These rules may operate to increase the amount that the SMI Managed Volatility Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain ~~a fund~~the Fund recognizes, without in either case increasing the cash available to the ~~fund~~Fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the SMI Managed Volatility Fund may invest. Code section 1092 defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under Code section 1092 also ~~provides~~provide certain “wash sale” rules, which apply to transactions where a position is sold at a ~~lose~~loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the SMI Managed Volatility Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to ~~a fund~~the Fund of straddle transactions are not entirely clear.

If the SMI Managed Volatility Fund has an “appreciated financial position” – generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

A Fund’s distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends ~~the~~a Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, ~~the~~your Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, ~~the~~a Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of ~~the~~a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting ~~the~~each Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of ~~the~~each Fund’s investments. The Custodian acts as the ~~Fund’s~~Funds’ depository, safekeeps ~~its~~ portfolio securities, collects all income and other payments with respect thereto, disburses funds at the ~~Fund’s~~Funds’ request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., ~~has signed a definitive agreement to purchase~~is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc., the Funds’ distributor (the “Distributor”)~~, the Trust’s distributor. It is currently anticipated that on or after January 1, 2007,~~. Unified and the Distributor each ~~will operate~~operates as a wholly-owned subsidiary of Huntington Bancshares.

FUND SERVICES

Unified ~~Fund Services, Inc.~~, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the ~~Fund~~Funds’ transfer agent, dividend disbursing agent, fund accountant, and administrator. ~~A Trustee and the~~ The officers of the Trust are members of management and/or employees of Unified ~~and/or shareholders of Unified Financial Services, Inc. (“UFS”), the parent company of Unified. UFS has entered into a definitive agreement with~~. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc. ~~pursuant to which Huntington will purchase Unified and the Distributor effective on or after January 1, 2007. As a result, it is currently anticipated that on the effective date, the Trustee will no longer be affiliated with Unified, although certain officers of the Trust will continue to serve as officers and employees of Unified and/or the~~, the parent company of each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of ~~the~~each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. For its services as a transfer agent, Unified receives an annual fee from ~~the~~each Fund of $16.80 per shareholder account (subject to a minimum annual fee of $18,000). The transfer agency fees with respect to the SMI Managed Volatility Fund are subject to various discounts during the Fund’s initial year of operations.

In addition, Unified provides the ~~Fund~~Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from each Fund equal to the following percentages of the Fund’s average net assets: 0.04% of the first $100 million; 0.02% from $100 million to $250 million; and 0.01% of assets over $250 million (subject to a $25,000 annual minimum). The fund accounting fees with respect to the SMI Managed Volatility Fund are subject to various discounts during the Fund’s initial year of operations.

Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For these services, Unified receives an annual fee from ~~the~~each Fund equal to the following percentages of the Fund’s average net assets: ~~0.04~~0.09% of the first $100 million; ~~0.02~~0.06% from $100 million to $250 million; and ~~0.01~~0.03% of assets over $250 million ~~(subject to a $25,000 annual minimum).~~ per year (subject to a $30,000 annual minimum). The administrative services fees with respect to the SMI Managed Volatility Fund are subject to various discounts during the Fund’s initial year of operations.

~~Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For these services, Unified receives an annual fee from the Fund equal to the following percentages of the Fund’s average net assets: 0.09% of the first $100 million; 0.06% from $100 million to $250 million; and 0.03% of assets over $250 million per year (subject to a $30,000 annual minimum).~~

The following table provides information regarding transfer agent, fund account and administrative services fees paid by the SMI Fund during the fiscal period December 2, 2005 (commencement of operations) through October 31, 2006.

Transfer Agency Fees	Reimbursement for Out-of-Pocket Expenses Related to Transfer Agency Services	Fund Accounting Fees	Administrative Fees
$46,179	$57,924	$37,351	$81,186

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (“Cohen”), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the ~~Fund~~Funds for ~~its initial~~the fiscal year~~.~~  ended October 31, 2007. Cohen will perform an annual audit of ~~the~~each Fund’s financial statements and will provide financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana ~~46204,~~46204 (the “Distributor”), is the exclusive agent for distribution of shares of the ~~Fund. A Trustee and certain officers of the Trust are shareholders of UFS, the parent company of the Distributor, and an~~Funds. An officer of the Trust is an officer of the Distributor~~. As a result, such persons~~ and may be deemed to be ~~affiliates of the Distributor. UFS has entered into a definitive agreement with~~an affiliate of the Distributor. The Distributor, Unified, and the Custodian are controlled by Huntington Bancshares, Inc~~. pursuant to which Huntington will purchase Unified and the Distributor effective on or after January 1, 2007. As a result, it is currently anticipated that on the effective date, the Trustee will no longer be affiliated with the Distributor, although certain officers of the Trust will continue to serve as officers and employees of Unified and/or the Distributor~~.

The Distributor is obligated to sell the shares of the ~~Fund~~Funds on a best efforts basis only against purchase orders for the shares. Shares of the ~~Fund~~Funds are offered to the public on a continuous basis. ~~The Distributor and Unified are controlled by UFS.~~

FINANCIAL STATEMENTS

The financial statements and independent auditors’ report for the SMI Fund required to be included in the SAI are hereby incorporated by reference to its Annual Report to Shareholders for the fiscal year ended October 31, 2006. The Fund will provide the Annual Report without charge upon written request or request by telephone.

The SMI Managed Volatility Fund recently commenced operations and, as a result, has no financial statements.

PART C. OTHER INFORMATION

Item 23.	Exhibits

(1)
(a)

Financial Statements included in Part A: Financial Highlights Table for each of Becker Value Equity Fund, Becker Small Cap Value Equity Fund, Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value und, Dreman Contrarian Small Cap Value Fund, Marathon Value Portfolio and QCM Absolute Return Fund.

(b)

Financial Statements included in Part B: Audited Financial Statements for each of Becker Value Equity Fund, Becker Small Cap Value Equity Fund, Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Marathon Value Portfolio and QCM Absolute Return Fund.

(2)
(a) (i)

Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(ii)

First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(iii)

Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(iv)

Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(b)	By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)	Investment Advisory Contracts.

1. (a)

Copy of Registrant’s Management Agreement with Ariston Capital Management Corp. with regard to the ACM Convertible Securities Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with Ariston Capital Management Corp, dated September 12, 2005, regarding fee waiver and expense reimbursement with respect to the ACM Convertible Securities Fund for the 2006 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated May 1, 2006 and incorporated herein by reference.

2.

Copy of Registrant’s Management Agreement with Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

3.

Copy of Registrant’s Management Agreement with GLOBALT, Inc. with regard to the GLOBALT Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

4. (a)

Copy of Registrant’s Management Agreement with Spectrum Advisory Services, Inc. (“Spectrum”) with regard to the Marathon Value Portfolio, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)	Copy of the Side Letter Agreement with Spectrum regarding fee waiver and expense reimbursement with respect to the Marathon Value Fund for the 2007 fiscal year – Filed herewith.

5. (a)

Copy of Registrant’s Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Small Cap Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with StoneRidge Investment Partners, LLC, regarding fee waiver and expense reimbursement with respect to the StoneRidge Small Cap Growth Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

6. (a)	Copy of Registrant’s Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund – Filed herewith.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2007 fiscal year – Filed herewith.

7. (a)

Copy of Registrant’s Management Agreement with Becker Capital Management, Inc. with regard to the Becker Small Cap Value Equity Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 20, 2004 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Small Cap Value Equity Fund for the 2007 fiscal year – Filed herewith.

8. (a)

Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Large Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Large Cap Value Fund for the 2007 fiscal year – Filed herewith.

9. (a)

Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Mid Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Mid Cap Value Fund for the 2007 fiscal year – Filed herewith.

10. (a)

Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Small Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed herewith.

11. (a)

Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(b)

Copy of Amended and Restated Side Letter Agreement with Crawford Investment Counsel, Inc., dated April 26, 2006, regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for the 2006 fiscal year – Filed herewith.

12. (a)

Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Capital Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2006 and incorporated herein by reference.

13. (a)

Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Allocation Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Allocation Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2006 and incorporated herein by reference.

14. (a)

Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Income Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2006 and incorporated herein by reference.

15. (a)

Copy of Registrant’s Management Agreement with Chinook Capital Management approved September 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(c)

Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund Class I shares – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

16. (a)

Copy of Registrant’s Management Agreement with Marco Investment Management, LLC with regard to the Marco Targeted Return Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Marco Investment Management, LLC regarding fee waiver and expense reimbursement with respect to the Marco Targeted Return Fund – Filed with Registrant’s registration statement on Form N-1A dated February 23, 2006 and incorporated herein by reference.

17. (a)

Copy of Registrant’s Management Agreement with Leader Capital Corporation with regard to the Leader Short-Term Bond Fund approved March 14, 2005 – Filed with Registrant’s registration statement on Form N-1A dated May 11, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Leader Capital Corporation regarding fee waiver and expense reimbursement with respect to the Leader Short-Term Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated February 23, 2006 and incorporated herein by reference.

18. (a)

Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)	Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Equity Fund – Filed herewith.

19. (a)

Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)	Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund – Filed herewith.

20. (a)

Copy of Registrant’s Management Agreement with Chicken Little Fund Group Inc. with regard to the Chicken Little Growth Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 16, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Chicken Little Growth Fund Group, Inc. regarding fee waiver and expense reimbursement with respect to the Chicken Little Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 7, 2006 and incorporated herein by reference.

21. (a)

Copy of Registrant’s Management Agreement with Archer Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 27 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated February 23, 2006 and incorporated herein by reference.

22.

Copy of Registrant’s Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Anti-Terror Multi-Cap Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

23. (a)

Copy of Registrant’s Management Polynous Capital Management, Inc. with regard to the Polynous Growth Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Polynous Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

24.

Copy of Registrant’s amended and restated Management Agreement with Iron Financial Management, Inc., dated January 30, 2006, with regard to Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

25. (a)

Copy of Registrant’s Management Agreement with SMI Advisors, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)	Form of Side Letter Agreement with SMI Advisors, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund Filed herewith.

26. (a)

Copy of Registrant’s Management Agreement with Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)	Form of Amended and Side Letter Agreement with Quixote Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the QCM Absolute Return Fund - Filed herewith.

27. (a)

Copy of Registrant’s Management Agreement with The Symphony Wealth Management, LLC with regard to The Symphony Wealth Management Ovation Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

(b)

Form of Amended and Restated Side Letter Agreement with The Symphony Wealth Management, regarding fee waiver and expense reimbursement with respect to The Symphony Wealth Management Ovation Fund – Filed with Registrant’s registration statement on Form N-1A June 13, 2006 and incorporated herein by reference.

28. (a)

Copy of Sub-Advisory Agreement between The Symphony Wealth Management, LLC and Breen Financial Corporation with regard to The Symphony Wealth Management Ovation Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with between The Symphony Wealth Management, LLC and Breen Financial Corporation regarding sub-advisory fee waiver and expense reimbursement with respect to The Symphony Wealth Management Ovation Fund – Filed with Registrant’s registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

29. (a)

Copy of Registrant’s Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Multi-Strategy Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Multi-Strategy Fund – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

30. (a)

Copy of Registrant’s Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Option & Income Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Option & Income Fund – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

31. (a)

Copy of Registrant’s Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Sector Opportunity Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Sector Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

32. (a)

Copy of Registrant’s Management Agreement with Tributary Capital Management, LLC with regard to Tributary Income Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Tributary Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the Tributary Income Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

33. (a)

Copy of Registrant’s Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(b)

Copy of Executed Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund– Filed with Registrant’s registration statement on Form N-1A dated May 22, 2006 and incorporated herein by reference.

34. (a)

Copy of Registrant’s Management Agreement with Iron Financial Management, Inc., with regard to Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated May 3, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Iron Financial Management, Inc., regarding fee waiver and expense reimbursement with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

35. (a)

Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

36. (a)

Copy of Registrant’s Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

37. (a)

Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

38. (a)

Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

39. (a)

Copy of Registrant’s Management Agreement with SMI Advisors, LLC with regard to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SMI Advisors, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

40. (a)	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Large Cap Value Fund – To be filed.

(b)	Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Large Cap Value Fund – To be filed.

41. (a)	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – To be filed.

(b)	Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund – To be filed.

42. (a)	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean International Fund – To be filed.

(b)	Copy of Sub-advisory Agreement between Dean Investment Associates, LLC and Newton Capital Management Ltd. with regard to Dean International Fund – To be filed.

(c)	Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean International Fund – To be filed.

43. (a)	Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Large Cap Value Fund – To be filed.

(b)	Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Large Cap Value Fund – To be filed.

44. (a)	Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to Dreman Quantitative Mid Cap Value Fund – To be filed.

(b)	Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Mid Cap Value Fund – To be filed.

45. (a)	Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Small Cap Value Fund – To be filed.

(b)	Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Small Cap Value Fund – To be filed.

(e) (1)

Underwriting Contracts. Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

(2)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Dreman Value Management, LLC and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Leader Capital Corporation and Unified Financial Securities, Inc., approved March 14, 2005 – Filed with Registrant’s registration statement on Form N-1A dated May 11, 2005 and incorporated herein by reference.

(6)

Underwriting Contracts. Copy of Distribution Agreement between Registrant and Polynous Securities, LLC, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custodian Agreements.

(1)

Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)
(a)

Custodian Agreement. Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b)

Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(3)

Special Custody and Pledge Agreement, by and among, Registrant, Goldman, Sachs & Co., Quixote Capital Management, LLC, and U.S. Bank National Association with respect to the QCM Absolute Return Fund, dated December 2, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h) (1)

Other Material Contracts. Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

(2)

Global Security Risk Screen and Certification Agreement by and between The Roosevelt Investment Group, Inc., as adviser to the Roosevelt Anti-Terror Multi-Cap Fund, and Conflict Securities Advisory Group, dated as of March 28, 2006, relating to global security risk screening for the Roosevelt Anti-Terror Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(i)	Legal Opinion and Consent – Legal Opinion and Consent of Thompson Hine LLP regarding the FCI Funds – Filed herewith.

(j)

Other Opinions – Consent of independent registered public accounting firm to the use of audited financial statements for each of Becker Value Equity Fund, Becker Small Cap Value Equity Fund, Dreman Contrarian Large Cap Fund, Dreman Contrarian Mid Cap Fund, Dreman Contrarian Small Cap Fund, Marathon Value Portfolio and QCM Absolute Return Fund – Filed herewith.

(k)	Omitted Financial Statements – None.

(l)

Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m) (1)	Copy of Rule 12b-1 Distribution Plan for the ACM Convertible Securities Fund – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)

Copy of Rule 12b-1 Distribution Plan for each of Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(3)

Copy of Distribution Coordination Agreement for each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(4)	Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)	Copy of Rule 12b-1 Distribution Plan for Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(6)	Copy of Rule 12b-1 Distribution Plan for Leader Short-Term Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2005 and incorporated herein by reference.

(7)	Copy of Rule 12b-1 Distribution Plan for Chicken Little Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated June 16, 2005 and incorporated herein by reference.

(8)	Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(9)

Copy of Rule 12b-1 Distribution Plan for the Roosevelt Anti-Terror Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(10)	Copy of Rule 12b-1 Distribution Plan for the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(11)	Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(12)	Copy of Rule 12b-1 Distribution Plan for QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated June 13, 2006 and incorporated herein by reference.

(13)

Copy of Distribution Coordination Agreement for each of The Symphony Wealth Management Ovation Fund Class A and Class C shares – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

(14)

Copy of Rule 12b-1 Distribution Plan with respect to the Class C shares of each of the GERONIMO Funds – Filed with Registrant’s registration statement on Form N-1A dated December 7, 2005 and incorporated herein by reference.

(15)	Copy of Rule 12b-1 Distribution Plan with respect to the Tributary Income Fund – Filed with Registrant’s registration statement on Form N-1A dated June 30, 2006 and incorporated herein by reference.

(16)

Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(17)

Copy of Rule 12b-1 Distribution Plan with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(18)

Copy of Rule 12b-1 Distribution Plan with respect to the Leeb Focus Fund Retail Class shares – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(19)	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(20)

Copy of Rule 12b-1 Distribution Plan with respect to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(21)

Copy of Rule 12b-1 Distribution Plan with respect to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(22)	Copy of Rule 12b-1 Distribution Plan with respect to the Dean Large Cap Value Fund – To be filed.

(23)	Copy of Rule 12b-1 Distribution Plan with respect to the Dean Small Cap Value Fund – To be filed.

(24)	Copy of Rule 12b-1 Distribution Plan with respect to the Dean International Fund – To be filed.

(25)	Copy of Rule 12b-1 Distribution Plan with respect to the Dean Dreman Quantitative Large Cap Value Fund – To be filed.

(26)	Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Mid Cap Value Fund – To be filed.

(27)	Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Small Cap Value Fund – To be filed.

(n) (1)	Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)	Copy of Rule 18f-3 Plan for The Symphony Wealth Management Ovation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

(3)	Copy of Rule 18f-3 Plan for each of the GERONIMO Funds – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(4)	Copy of Rule 18f-3 Plan for the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(5)	Copy of Rule 18f-3 Plan for the Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(o)	Reserved.

(p) (1)	Registrant’s Amended Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

(2)	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(q) (1)	Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(2)	ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)	Proxy Voting Policy and Procedures adopted by Dreman Value Management, LLC – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Glass Lewis & Co. Proxy Voting Guidelines as adopted by GLOBALT, Inc. with regard to the GLOBALT Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated February 25, 2005 and incorporated herein by reference.

(6)

Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

(7)	Proxy Voting Policy and Procedures adopted by Ariston Capital Management Corp. – Filed with Registrant’s registration statement on Form N-1A dated March 3, 2004 and incorporated herein by reference.

(8)

Proxy Voting Policy and Procedures adopted by Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 30, 2004 and incorporated herein by reference.

(9)

Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(10)

Proxy Voting Policy and Procedures adopted by Chinook Capital Management with regard to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 13, 2004 and incorporated herein by reference.

(11)

Proxy Voting Policy and Procedures adopted by Marco Investment Management, LLC with regard to the Marco Targeted Return Fund – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(12)

Proxy Voting Policy and Procedures adopted by Leader Capital Corporation with regard to the Leader Short-Term Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2005 and incorporated herein by reference.

(13)

Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(14)

Proxy Voting Policy and Procedures adopted by Chicken Little Fund Group, Inc. with regard to the Chicken Little Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(15)

Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(16)

Proxy Voting Policy and Procedures adopted by Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

(17)

Proxy Voting Policy and Procedures adopted by Breen Financial Corporation, as sub-advisor to The Symphony Wealth Management Ovation Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

(18)

Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(19)

Proxy Voting Policy and Procedures adopted by Tributary Capital Management, LLC as advisor to Tributary Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2006, and incorporated herein by reference.

(20)

Proxy Voting Policy and Procedures adopted by Leeb Capital Management, Inc. as advisor to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(21)

Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(22)

Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Institutional Funds – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(23)

Proxy Voting Policy and Procedures adopted by SMI Advisors, LLC as advisor to Sound Mind Investing Funds – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2006 and incorporated herein by reference.

(24)	Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – To be filed.

(25)	Proxy Voting Policy and Procedures adopted by Newton Capital Management Ltd. as sub-advisor to the Dean International Fund – To be filed.

Item 24.	Persons Controlled by or Under Common Control with Registrant

The sole shareholder of each of the FCI Bond Fund and FCI Equity Fund (together, the FCI Funds”), Midtrusco, is under common control with the FCI Funds’ investment adviser, Financial Counselors, Inc. Financial Counselors, Inc. is owned 100% by FCI Holding Corporation, a Delaware corporation.

David Dreman, portfolio manager to the Dreman Funds, directly or indirectly controls more than 75% of Dreman Value Management, the investment adviser to the Dreman Funds. David Dreman also owns more than 25% of each of the Dreman Contrarian Large Cap Value Fund and Dreman Contrarian Mid Cap Fund. As such, Dreman Value Management may be deemed to be under common control with each of the Dreman Contrarian Large Cap Value Fund and Dreman Contrarian Mid Cap Fund.

Becker Capital Management may be deemed to be under common control with the Becker Small Cap Value Equity Fund because the employees of Becker own more than 25% of the Becker Small Cap Value Equity Fund, through the Becker Capital Management, Inc. Pension Plan, and 100% of Becker Capital Management.

Item 25.	Indemnification

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 26.	Business and Other Connections of the Investment Advisers

1.

Archer Investment Corporation (“Archer”) serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the NASDR’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website (“IAPD”).

2.

Ariston Capital Management Corp (“Ariston”) serves as the investment adviser for the ACM Convertible Securities Fund, a series of the Trust. Mr. Richard B. Russell serves as President of Ariston and Mr. Daniel P. Jacoy as Vice President. Further information about Ariston and its officers can be obtained from the Form ADV Part I available on IAPD.

3.

Becker Capital Management, Inc. (“Becker”) serves as the investment adviser for the Becker Value Equity Fund and the Becker Small Cap Value Equity Fund, each a series of the Trust. Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

4.

Breen Financial Corporation (“Breen”) serves as sub-advisor to The Symphony Wealth Management Ovation Fund. Dr. William Breen is the Chairman and CEO of Breen and Mr. James Breen is the President. Further information about Symphony can be obtained from its Form ADV Part I available on the IAPD.

5.

Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

6.

Chicken Little Fund Group, Inc. (“CLG”) serves as investment adviser to the Chicken Little Growth Fund, a series of Registrant. Mr. Stephen Coleman serves as President and Chief Investment Officer of CLG. Further information about CLG can be obtained from the Form ADV Part I of CLG available on the IAPD.

7.

Chinook Capital Management serves as the investment adviser to the Chinook Emerging Growth Fund, a series of the Trust. Mr. Gregory Houser is a managing member of Chinook. Further information about Chinook can be obtained from the Form ADV Part I available on the IAPD.

8.

Dreman Value Management, LLC (“Dreman”) serves as the investment adviser for the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund, each a series of the Trust. Mr. David Dreman is the Chairman and Chief Investment Officer of Dreman. Further information about Dreman can be obtained from the Form ADV Part I available on the IAPD.

9.

Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

10.

Gamble, Jones, Morphy & Bent (“GJMB”) serves as the investment adviser for the GJMB Growth Fund, a series of the Trust. Mr. Thomas W. Bent serves as Senior Vice President and Chief Financial Officer, Christopher E. Morphy as President, and David M. Davis as Chief Operations Officer. Ashley A. Jones and Alison Gamble are both partners of GJMB. Further information about GJMB, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

11.

GERONIMO Partners Asset Management (“GERONIMO”) serves as the investment adviser for the GERONIMO Funds, each a series of the Trust. Mr. David Prokupek serves as Managing Member and Chief Investment Officer. Further information about GERONIMO, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

12.

GLOBALT, Inc. serves as the investment adviser for the GLOBALT Growth Fund, a series of the Trust. Mr. Henry W. Roach serves as the President of GLOBALT, Samuel E. Allen as Chief Executive Officer, Arthur F. Mann as Chief Financial Officer. Further information about GLOBALT and all its officers can be obtained from the Form ADV Part I available on the IAPD.

13.

IMS Capital Management, Inc.(“IMS”) serves as the investment adviser to the IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

14.

Iron Financial Management, Inc. serves as investment advisor to the Iron Market Opportunity Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

15.

Leader Capital Corporation (“Leader”) serves as the investment advisor to the Leader Short-Term Bond Fund, a series of the Trust. Mr. John E. Lekas serves as President of Leader. Further information about Leader can be obtained from the Form ADV Part I available on the IAPD.

16.

Leeb Capital Management, Inc. (“Leeb”), serves as investment advisor to the Leeb Focus Fund. Steven L. Leeb is the President and Donna A. Leeb and Steven Fishman are executive officers. Further information about Leeb can be obtained from its Form ADV Part I available on the IAPD.

17.

Marco Investment Management, LLC serves as the investment advisor to the Marco Targeted Return Fund, a series of the Trust. Mr. Steven S. Marco is the Managing Member. Further information about Marco can be obtained from the Form ADV Part I available on the IAPD.

18.

NS Investment Partners, LLC (“NSIP”), serves as investment advisor to the NS Small Cap Growth Fund. Peter Niedland and Mark Schlegel serve as managers of NSIP. Further information about NSIP can be obtained from its Form ADV Part I available on the IAPD.

19.

Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund. Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable and William A. Pekin all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

20.

Polynous Capital Management, Inc. (“Polynous”) serves as investment advisor to the Polynous Growth Fund. Mr. Kevin Wenck is the President of Polynous. Further information about Polynous can be obtained from its Form ADV Part I available on the IAPD.

21.

Quixote Capital Management, LLC (“Quixote”) serves as investment advisor to the QCM Absolute Return Fund, a series of Registrant. Mr. Troy Johnson, and Mr. Jerry Pal are both principals of Quixote. Further information about Quixote can be obtained from the Form ADV Part I of Quixote available on the IAPD.

22.

SMI Advisory Services, LLC (“SMI”) serves as investment advisor to the Sound Mind Investing Fund and Sound Mind Investing Managed Volatility Fund, each a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

23.

Spectrum Advisory Services, Inc. (“Spectrum”) serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about can be obtained from the Form ADV Part I available on the IAPD.

24.

StoneRidge Investment Partners, LLC (“SIPL”) serves as the investment advisor for the StoneRidge Small Cap Growth Fund, a series of the Trust. Mr. James E. Minnick is the Manager of SIPL and Mr. Dennis C. Haynes the Chief Operating Officer. Messieurs Philip H. Brown, Joseph E. Stocke, Daniel Cook, Todd L. Rich and Christopher A. Thorsheim are all managing directors of SIPL. Further information about SIPL can be obtained from the Form ADV Part I available on the IAPD.

25.

Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Alpha Value Institutional Fund and Symons Alpha Growth Institutional Fund, each a series of the Trust. Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer. Christopher C. Hoel, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

26.

The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Anti-Terror Multi-Cap Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

27.

The Symphony Wealth Management (“Symphony”) serves as investment advisor to The Symphony Wealth Management Ovation Fund. Mr. Chris Bach serves as the President of Symphony, Dr. William Breen is the Chief Investment Officer and Mr. James Breen is the Chief Portfolio Manager. Further information about Symphony can be obtained from its Form ADV Part I available on the IAPD.

28.

Tributary Capital Management, LLC (“Tributary”) serves as investment advisor to Tributary Income Fund. Mr. David C. Johnson is the Managing Director and Ms. Tiffani D. Boskovich is a Portfolio Manager and Chief Compliance Officer of Tributary. Further information about Tributary can be obtained from its Form ADV Part I available on the IAPD.

29.

Toreador Research & Trading LLC (“Toreador”) serves as investment advisor to Toreador Large Cap Fund. Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador. Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

30.

Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds. Stephen M. Miller serves President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

31.

Newton Capital Management, Ltd. (“Newton”), serves as investment sub-advisor to the Dean International Fund. Helena Morrissey serves at a Director and Chief Executive Officer of Newton, and each of Jeff Munroe, Kate Turner, Jeremy Bassil, Mark W. Scott, Andrew Downs and Steven B. Tutt are executive officers. Further information about Newton can be obtained from its Form ADV Part I available on the IAPD.

Item 27.	Principal Underwriters

Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust

(a)

Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Dividend Growth Trust, Sparrow Funds, and TrendStar Investment Trust.

(b) The directors and officers of Unified Financial are as follows:

Name	Title	Position with Trust
Daniel B. Benhase 41 S. High St. Columbus, OH 43215	Director	None
Melissa K. Gallagher*	President	None
Stephen D. Highsmith, Jr.*	Senior Vice President, Secretary and Treasurer	None
D. Eric McKenzie*	Assistant Vice President	None
Karyn E. Cunningham*	Controller	None
Terry Gallagher*	Chief Compliance Officer	Vice President, Interim Chief Financial Officer and Treasurer

* The principal business address of each officer of Unified Financial is 431 N. Pennsylvania Street, Indianapolis, IN 46204

(c)	Not applicable.

Item 28.	Location of Accounts and Records

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, Ohio 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

Polynous Securities, LLC

One Pine Street, Suite 2208

San Francisco, CA 94111

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Archer Investment Corporation
7970 Clearwater Court

Indianapolis, IN 46256

Ariston Capital Management Corp

40 Lake Bellevue Drive, Suite 220

Bellevue, Washington 98005

Becker Capital Management, Inc.

1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

Breen Financial Corporation

1603 Orrington Ave., Suite 1044

Evanston, IL 60201

Chicken Little Fund Group, Inc.
1310 Papin Street, Suite 104

St. Louis, MO 63103

Chinook Capital Management

4380 SW Macadam Ave
Suite 250
Portland, OR 97239

Crawford Investment Counsel, Inc.

100 Galleria Parkway

Suite 980

Atlanta, GA 30339

Dreman Value Management, LLC

520 East Cooper Avenue
Suite 230-4

Aspen, CO 81611

Financial Counselors, Inc.
442 West 47th Street

Kansas City, Missouri

Gamble, Jones, Morphy & Bent

301 East Colorado Blvd., Suite 802

Pasadena, California 91101

GERONIMO Partners Asset Management, LLC

700 17th Street, 24th Floor

Denver, Colorado 80202

GLOBALT, Inc.

3060 Peachtree Road, N.W.

One Buckhead Plaza, Suite 225

Atlanta, Georgia 30305

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97266

Iron Financial Management, Inc.

Two Northfield Plaza

Suite 250

Northfield, Illinois 60093

Leader Capital Corporation
121 SW Morrison St.
Suite 425
Portland, OR 97204

Leeb Capital Management, Inc.

500 Fifth Avenue, 57th Floor

New York, NY 10110

Marco Investment Management, LLC
300 Atlanta Financial Center

3343 Peachtree Road, NE

Atlanta, GA 30326

NS Investment Partners, LLP

1055 Westlakes Drive

Suite 300

Berwyn, PA 19312

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325
Chicago, IL 60603

Polynous Capital Management, Inc.

One Pine Street, Suite 2208

San Francisco, CA 94111

Quixote Capital Management, LLC

5619 DTC Parkway, Suite 100

Greenwood Village, CO 80111

SMI Advisory Services, LLC
422 Washington Street
Columbus, IN 47201

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway

Atlanta, GA 30338

StoneRidge Investment Partners, LLC

3421 Saint Davids Road

Newtown Square, PA 19073

Symons Capital Management, Inc.

250 Mt. Lebanon Blvd., Suite 301

Pittsburgh, Pennsylvania 15234

The Roosevelt Investment Group

317 Madison Ave., Suite 1004

New York, New York 10017

Tributary Capital Management, LLC

215 W. Oak Street, Suite 201

Fort Collins, CO 80521

Toreador Research & Trading LLC

255 West Fallbrook, Suite 204

Fresno, California  93711

Dean Investment Associates, LLC

2480 Kettering Tower

Dayton, Ohio 45423

Newton Capital Management Ltd.

Mellon Financial Centre

160 Queen Victoria Street, London

EC4V 4LA, United Kingdom

Each advisor will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 29.	Management Services

None.

Item 30.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 85 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on February 28, 2007.

UNIFIED SERIES TRUST

By: /s/	Anthony J. Ghoston	_____
Anthony J. Ghoston, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Anthony J. Ghoston Anthony J. Ghoston	President	February 26, 2007
/s/ Terry Gallagher _ Terry Gallagher	Vice President, Interim Chief Financial Officer and Treasurer	February 27, 2007
/s/ Daniel Condon * Daniel Condon	Trustee	February 26, 2007
/s/ Gary E. Hippenstiel__* Gary E. Hippenstiel	Trustee	February 26, 2007
/s/ Stephen Little * Stephen Little	Trustee	February 26, 2007
/s/ Ronald Tritschler * Ronald Tritschler	Trustee	February 26, 2007

* Anthony J. Ghoston

Anthony J. Ghoston, Attorney in Fact

Signed pursuant to a Power of Attorney dated November 13, 2006 filed with Registrant’s registration statement on Form N-1A dated November 27, 2006 and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number	Description

EX.99.d
(i)	Copy of Registrant’s Amended Management Agreement with Becker Capital Management with regard to the Becker Value Equity Fund.

(ii)	Copy of Registrant’s Side Letter Agreement with Becker Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2007 fiscal year.

(iii)

Copy of Registrant’s Side Letter Agreement with Becker Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Becker Small Cap Value Equity Fund for the 2007 fiscal year.

(iv)

Copy of Registrant’s Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Large Cap Value Fund for the 2007 fiscal year.

(v)

Copy of Registrant’s Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Mid Cap Value Fund for the 2007 fiscal year.

(vi)

Copy of Registrant’s Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year.

(vii)	Copy of Registrant’s Side Letter Agreement with Spectrum Advisory Services, Inc. regarding fee waiver and expense reimbursement with respect to the Marathon Value Portfolio for the 2007 fiscal year.

(viii)

Copy of Registrant’s Amended and Restated Side Letter Agreement with Quixote Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the QCM Absolute Return Fund for the 2007 fiscal year.

(ix)

Copy of Registrant’s Amended and Restated Side Letter Agreement with Crawford Investment Counsel, Inc., dated April 26, 2006, regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund.

(x)	Copy of Registrant’s Side Letter Agreement with SMI Advisors, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund for the 2007 fiscal year.

EX.99.i	Legal Opinion and Consent of Thompson Hine LLP.

EX.99.j

Consent of Independent Auditors – Cohen Fund Audit Services, Ltd. with regard to each of Becker Value Equity Fund, Becker Small Cap Value Equity Fund, Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Marathon Value Portfolio and QCM Absolute Return Fund.